OMB APPROVAL

OMB Number: 3235-0570

Expires: August 31, 2010

Estimated average burden hours per response: 18.9

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08895

ING Funds Trust

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2008

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

March 31, 2008

Classes A, B, C, I, IS, O, Q, R and W

Fixed-Income Funds

■	ING GNMA Income Fund

■	ING High Yield Bond Fund

■	ING Intermediate Bond Fund

■	ING National Tax-Exempt Bond Fund

Money Market Funds

■	ING Classic Money Market Fund

■	ING Institutional Prime Money Market Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

F U N D S

Go Paperless with E-Delivery!

Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Funds by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Dear Shareholder,

Recent months have been a challenging time for investors. We have seen a variety of industries — including banking, retailing, real estate, manufacturing and others — announce disappointing earnings, which, further contributed to overall economic uncertainty and market volatility.

As a result, the confidence of the average investor has been tested. But we should not lose sight of the positives that have emerged: the Federal Reserve responded quickly and diligently to contain the credit crisis. Lawmakers enacted stimulus packages that some economists believe may help strengthen the economy in the second half of the year. And regulators have introduced reforms to improve the mortgage industry.

But, as often happens in these situations, anxiety can cloud sound investment principles. Market corrections are a natural part of the investment cycle, and attempts to “time” buy-and-sell decisions often hinder achieving long-term investment goals. Based on Bloomberg research, if you were fully invested in domestic equities between

December 1997 and December 2007, a $10,000 investment would have grown to more than $17,000. However, had you missed the “best” 10 days of that ten-year period, your $10,000 would have grown to less than $12,000. Missing the best 20 days of that ten-year cycle would have been even costlier — resulting in your original $10,000 investment being worth less than $8,000.(1) No one knows when those “best” days will occur, but history tells us that — when investing — staying focused on the long term may be the prudent strategy.

ING encourages you to take this opportunity to meet with your financial professionals to ensure your portfolio reflects your goals and risk tolerance. In doing this, many investors discover that building a well-diversified investment portfolio — one made up of allocations to a wide range of asset classes — may be the best way to withstand market volatility.

At ING Funds we strive to offer our clients quality investments. I thank you for your continued support and confidence and we look forward to serving you in the future.

Sincerely,

/s/ Shaun P. Mathews

Shaun Mathews,

CEO

ING Funds

April 25, 2008

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

For more complete information, or to obtain a prospectus for any ING Fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

(1)	Bloomberg calculation based on performance of the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) between December 31, 1997 and December 31, 2007.

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2008

In our semi-annual report we described how a deteriorating housing market had undermined the sub-prime mortgage loan sector, which was in increasing distress after years of lax lending standards in a low interest rate environment. The problem had been exacerbated by the business of repackaging and securitizing the loans, which were then sold on in their billions worldwide to financial institutions, funded by commercial paper, over the cost of which an effortless profit could apparently be made.

But as in banking anywhere, confidence is all. When it became obvious that these securities, many of them boasting A or higher credit ratings, were ultimately backed by mortgages with questionable repayment prospects, confidence evaporated. The asset backed commercial paper market seized up and then contracted sharply. Banks stopped lending to each other.

The Federal Reserve Board’s (the “Fed”) first response to the problem: four reductions in the discount rate amounting to 1.50%, and three in the federal funds rate amounting to 1.00%, had little effect. Using the discount window had a stigma attached to it while the liquidity problem was not an overnight one. Credit conditions only eased somewhat after the Fed announced in December that in coordination with other central banks it would add targeted liquidity through the use of a “term auction facility” where 28-day loans would be auctioned, collateralized by broader forms of assets.

But the credit crisis had its roots in the real economy and on this front 2008 brought little respite. In housing the percentage of mortgages with late payments rose to multi-year record levels. Home prices and sales continued to fall. Payrolls fell for the first time in over four years and the March report showed a decline in private sector jobs of over 100,000. Gross domestic product (“GDP”) growth was reported at a wafer-thin 0.6% annualized. One measure of consumer confidence plumbed a sixteen-year low.

So despite core inflation stubbornly above 2%, there was no doubt about the required direction of policy. Congress agreed in February to spend $117 billion in tax rebates as part of a $168 billion plan to stimulate the economy. Capital requirements for the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) were loosened in an effort to encourage them to expand their $1.5 trillion mortgage portfolios. In three tranches in January and March the Federal Open Market Committee (“FOMC”) reduced the discount and Federal Funds rates by 2.25% and 2.00% respectively.

Back in the financial sector, write-downs of asset backed securities continued in their billions. In March the Fed agreed to lend overnight to primary dealers at the discount rate and to accept mortgage backed securities as collateral. This was after Bear Stearns, an investment bank near the eye of the storm since the credit crisis blew in, was forced, in a deal brokered by the Fed, to sell itself cheaply after rumors of liquidity problems caused its financing to dry up all together.

As our fiscal year ended, with the oil price firmly entrenched above $100 per barrel, mutually reinforcing financial dislocation and economic weakness were driving investors from risky assets faster than ever.

Given the above turmoil the pattern of returns to fixed income investors was not surprising and mostly reflected the flight to safety. Continuing a pronounced steepening of the U.S. Treasury yield curve, U.S. Treasury Bill yields plunged 255 basis points (2.55%) in the second half of our fiscal year (345 basis points (3.45%) for the entire fiscal year) to 1.27%, while 10-year U.S. Treasury Note yields fell by less, 104 basis points (1.04%) in the second half of our fiscal year (120 basis points (1.20%) for the entire fiscal year), as inflationary concerns persisted. The Lehman Brothers® Aggregate Bond Index(1) (“LBAB Index”) of investment grade bonds returned 5.23% in the second half of our fiscal year (7.67% for the entire fiscal year), but the Lehman Brothers® High Yield Bond – 2% Issuer Constrained Composite Index(2) fell 4.01% (3.47% for the entire fiscal year). In general, both for the second six months and for the whole fiscal year, government bonds significantly outperformed investment grade corporates.

In currencies the dollar was initially strong against the yen, but after the events of August, “carry trades” were unwound and by March the dollar was trading at 12-year lows. The euro cruised through the $1.50 level as the European Central Bank defiantly held interest rates firm despite the crisis. Only the pound was relatively flat as the United Kingdom’s economy ultimately faced challenges roughly similar to the United States. In the second six months of our fiscal year the dollar fell 9.7% and 13.6% against the euro and yen respectively (15.6% and 15.8% for the whole year, respectively), but rose 2.6% against the pound in the second six months, (fell 1.6% for the year).

Despite reaching a new high on October 9, U.S. equities, represented by the Standard & Poor’s 500® Composite Stock Price (“S&P 500®”) Index(3) including dividends, returned -12.5% in the six months through March 2008, and -5.1% for the year. In addition to the conditions and events described above

MARKET PERSPECTIVE:  YEAR ENDED MARCH 31, 2008

investors faced dividend cuts on some high-profile financials and two quarters of declining profits.

Internationally, based on local currency Morgan Stanley Capital International (“MSCI”) indices with net reinvested dividends the MSCI Japan® Index(4) sank 28.1% during the fiscal year as the one source of vibrant growth, exports, faced the twin threats of a slowing world economy and a sharply higher yen. The MSCI Europe ex UK® Index(5) dropped 13.8% as the euro soared and the European Central Bank showed no inclination to reduce interest rates with headline inflation at a multi-year high. In the UK, the MSCI UK Index®(6) fell 7.1% for the year. The Bank of England cut rates only twice, by  1/4%, again restrained by inflation worries. The UK did less badly than the rest of Europe, because of its rather more resilient sector breakdown and high-flying materials companies.

(1)  The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(2)  The Lehman Brothers® High Yield Bond – 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities.

(3)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)  The MSCI Europe ex UK® Index is a free float rising adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or logo on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GNMA INCOME FUND	PORTFOLIO MANAGERS’ REPORT

ING GNMA Income Fund (the “Fund”) seeks to generate a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association (“GNMA”) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. government. The Fund is managed by Denis P. Jamison, CFA, Senior Vice President and Senior Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. government agency or organization and are not direct obligations of the U.S. government.

Performance: For the year ended March 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of 7.00% compared to the Lehman Brothers® U.S. Mortgage-Backed Securities (“MBS”) Index(1), which returned 7.82% for the same period.

Portfolio Specifics: The spread between the yield of mortgage securities and those of U.S. Treasury bonds widened steadily during the fiscal year ended March 31. While part of this can be explained by the turmoil in the mortgage market, the prime cause, at least for those securities with government backing like GNMAs, was the steady increase in overall market volatility. Wider price fluctuations increase the call risk implicit in mortgage securities. So, while ten-year U.S. Treasury yields fell from about 4.7% to less than 3.5% during that period, the current coupon GNMA mortgage saw its yield decline from about 5.6% to just 5.1%.

GNMA mortgages benefited from a flight to quality bid during the second half of 2007. So, for the twelve months ended March 31st, 2008, this segment out performed the Lehman Brothers MBS Index benchmark by eighteen basis points. GNMA securities account for only 10% of the Lehman MBS benchmark; mortgages backed by the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) constitute the remainder. Accordingly, GNMA performance can often vary from that of the broader benchmark index. Aggressive liquidity injections by the Federal Reserve — specifically, their willingness to accept agency-guaranteed mortgage collateral for U.S. Treasury swaps — reduced the attractiveness of GNMA mortgages. In the month of March, for example, the sub-sector lagged the benchmark by thirty basis points. Clearly, that remains a risk going forward.

Our lack of exposure to the U.S. Treasury market during the March quarter limited the Fund’s returns. In response to trading losses during 2007 and high volatility, we eliminated our U.S. Treasury bond holdings and reinvested the cash in mortgages. The continuing weakness in the economy and a flight from riskier assets helped U.S. Treasury securities to return over 4% during the quarter compared to only about 2% for mortgages.

There were no individual positions that significantly enhanced our return during the period. Trading losses on long-term U.S. Treasury bonds reduced the Fund’s total return by about 0.25% during the first half of the fiscal year. We decided to curtail this activity during the most recent two quarters because (1) of our lack of success earlier in the year, (2) the market no longer exhibits a clear trend, and (3) the heightened level of volatility has greatly increased the risk of active trading.

Current Strategy and Outlook: To ward off a collapse of financial stability and economic growth, the Federal Reserve has cut overnight borrowing costs by three percentage points since September, created new lending facilities, opened the borrowing window to both securities dealers as well as banks and expanded the types of collateral acceptable for loans. We believe interest rates will remain low for an extended period.

In our opinion, the yield curve should exhibit a steep upward slope and bond price volatility should abate. We believe this is a combination which should lead to better mortgage performance. Accordingly, we plan to remain fully invested in GNMA securities and will use our cash flow to invest in lower coupon securities with better return potential than the mortgage index in a declining yield environment.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

(1)	The Lehman Brothers® U.S. MBS Index is an unmanaged index composed of fixed-income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.

PORTFOLIO MANAGERS’ REPORT	ING GNMA INCOME FUND

Average Annual Total Returns for the Periods Ended March 31, 2008
	1 Year	5 Year	10 Year	Since Inception of Class B October 6, 2000		Since Inception of Class C October 13, 2000		Since Inception of Class I January 7, 2002		Since Inception of Class Q February 23, 2001		Since Inception of Class W December 17, 2007
Including Sales Charge:
Class A(1)	4.38%	2.93%	5.02%	—		—		—		—		—
Class B(2)	1.24%	2.82%	—	4.88%		—		—		—		—
Class C(3)	5.23%	3.15%	—	—		4.83%		—		—		—
Class I	7.42%	4.25%	—	—		—		5.12%		—		—
Class Q	7.06%	4.00%	—	—		—		—		5.18%
Class W	—	—	—	—		—		—		—		3.16%
Excluding Sales Charge:
Class A	7.00%	3.94%	5.53%	—		—		—		—		—
Class B	6.24%	3.16%	—	4.88%		—		—		—		—
Class C	6.23%	3.15%	—	—		4.83%		—		—		—
Class I	7.42%	4.25%	—	—		—		5.12%		—		—
Class Q	7.06%	4.00%	—	—		—		—		5.18%
Class W	—	—	—	—		—		—		—		3.16%
Lehman Brothers ® U.S. MBS Index(4)	7.82%	4.80%	5.99%	6.11	%(5)	6.11	%(5)	5.38	%(6)	5.61	%(7)	2.43	%(8)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING GNMA Income Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 4.75%. Effective July 31, 2006, the maximum Class A sales charge was lowered to 2.50%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The Lehman Brothers® U.S. MBS Index is an unmanaged index composed of fixed-income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.
(5)	Since inception performance for index is shown from October 1, 2000.
(6)	Since inception performance for index is shown from January 1, 2002.
(7)	Since inception performance for index is shown from March 1, 2001.
(8)	Since inception performance for index is shown from January 1, 2008.

ING HIGH YIELD BOND FUND	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of March 31, 2008

(as a percent of net assets)

Corporate Bonds/Notes	95.1%
Other Assets and Liabilities — Net*	4.9%

Net Assets	100.0%

*	Includes short-term investments related to ING Institutional Prime Money Market Fund and repurchase agreement.

Portfolio holdings are subject to change daily.

ING High Yield Bond Fund (the “Fund”) seeks to provide investors with a high level of current income and total return. The Fund is managed by Randall Parrish, CFA and Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended March 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (5.10)% compared to the Lehman Brothers® High Yield Bond Index(1) and the Lehman Brothers® High Yield Bond — 2% Issuer Constrained Composite Index(2), which returned (3.74)% and (3.47)%, respectively, for the same period.

Portfolio Specifics: The reporting period marked the return of volatility to the high yield market after more than three years of generally steady gains. The market shrugged off the initial signs of subprime distress as the yield on the benchmark reached an all-time tight spread against Treasuries in May 2007. Growth remained solid despite weakness in the housing market, and inflation was declining and investors continued to reach for yield by taking more risk.

By period-end, the Standard & Poor’s 500® (“S&P 500®”) was 19% off its October 2007 high, the Federal Reserve Board (the “Fed”) had cut rates at the most aggressive pace in history and Bear Stearns was being acquired by JP Morgan with the assistance of the U.S. Government. The spread of the high yield index had widened to nearly four times its May 2007 low and liquidity in the market was virtually non-existent. The deteriorating economic environment led to indiscriminate selling of financial assets, as investors who had bought with borrowed money were forced to de-lever their positions to meet margin calls and redemptions. The market finally rebounded somewhat in the last two weeks of March, as the Fed’s aggressive actions began to restore liquidity to the financial system.

At the beginning of the period the market rewarded a more aggressive posture, and then harshly punished it a few months later. An underweight of BB-rated bonds hurt performance when those bonds outperformed B and CCC bonds in which the Fund was overweight. Also detracting from results were the Fund’s holdings in floating-rate notes, which significantly underperformed their fixed rate counterparts when the Fed increased the pace of its rate cutting.

Successes generally came in small increments from positive events across a broad range of industries, most notably in the chemicals and wireless sectors. The Fund’s underweights of homebuilders and financials were significant contributors to results as those sectors underperformed. The Fund also benefited by avoiding some of the worst performing bonds.

The Fund experienced its first default in several years: the frozen credit markets prevented commercial printer Quebecor World Cap Corp. from refinancing its maturing debt, forcing the company to seek bankruptcy protection. Performance also was hurt by holdings in two yellow pages publishers, Idearc, Inc. and RH Donnelley Corp., after they reduced their earnings outlooks for 2008. The Fund still owns both, as we believe the businesses are sound and able to generate free cash flow to reduce debt.

Current Strategy and Outlook: Last quarter, we noted that the odds of a recession in the United States had increased, but that we felt high yield spreads appropriately reflected that risk. By no means did we foresee the events that followed. With credit conditions significantly tighter, we believe we have entered an economic downturn — perhaps of some duration — and expect an increase in defaults.

We still believe the high yield market offers value, though, in our opinion, it is unlikely to sustain a meaningful rally until the impact of the downturn and the coming increase in defaults is clearer. Though we are comfortable with the majority of Fund holdings, we continue to selectively reduce exposure to highly leveraged companies and sectors most at risk to economic weakness.

The market has generally sold off with little distinction between lower and higher default risk. We believe this indiscriminate selling presents attractive investment opportunities, which we intend to take advantage of in coming months.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

(1)	The Lehman Brothers® High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment grade.
(2)	The Lehman Brothers® High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities.

Top Ten Industries as of March 31, 2008

(as a percent of net assets)

Diversified Financial Services	13.8%
Media	9.7%
Telecommunications	8.6%
Electric	6.5%
Healthcare — Services	6.0%
Oil & Gas	5.8%
Forest Products & Paper	4.6%
Retail	4.3%
Commercial Services	3.3%
Chemicals	2.7%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING HIGH YIELD BOND FUND

Average Annual Total Returns for the Periods Ended March 31, 2008
	1 Year	5 Year	Since Inception of Classes A, B, and C December 15, 1998
Including Sales Charge:
Class A(1)	(7.46)%	4.94%	4.59%
Class B(2)	(10.20)%	4.86%	4.35%
Class C(3)	(6.69)%	5.20%	4.37%
Excluding Sales Charge:
Class A	(5.10)%	5.96%	5.14%
Class B	(5.82)%	5.17%	4.35%
Class C	(5.81)%	5.20%	4.37%
Lehman Brothers High Yield Bond Index(4)	(3.74)%	8.62%	5.37	%(6)
Lehman Brothers High Yield Bond — 2% Issuer Constrained Composite Index(5)	(3.47)%	8.50%	5.46	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING High Yield Bond Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 4.75%. Effective July 31, 2006, the maximum Class A sales charge was lowered to 2.50%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The Lehman Brothers® High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment grade.
(5)

The Lehman Brothers® High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities. The Composite Index more closely tracks the types of securities in which the Fund invests than the Lehman Brothers® High Yield Bond Index.

(6)	Since inception performance for indices is shown from December 1, 1998.

ING INTERMEDIATE BOND FUND	PORTFOLIO MANAGERS’ REPORT

ING Intermediate Bond Fund (the “Fund”) seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity. The Fund is managed by James B. Kauffmann, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended March 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.61% compared to Lehman Brothers® Aggregate Bond Index(1) (“LBAB Index”), which returned 7.67% for the same period.

Portfolio Specifics: Most of the fiscal year ending March 31, 2008 witnessed unprecedented stress in the fixed-income markets as risk aversion remained high, liquidity low, and many major financial institutions faced dire circumstances. The credit crisis was initially centered on lax lending practices in the sub- and non-prime mortgage markets, but the problems quickly spread to levered buyers of other sectors.

The shuttering of a few banks, brokers, mortgage originators, and quite a few hedge funds forced a flood of unwanted securities into ever weakening markets. Supposedly AAA-rated securities were hit the hardest. Central banks around the world stepped in with new and innovative techniques to bolster the flagging financial intermediaries and illiquid markets.

The Fund’s exposure to off-index residential mortgage backed securities (“RMBS”) was the chief source of underperformance, as that sector was hit by multiple waves of large liquidations. Failures of hedge funds and mortgage companies, and near-death experiences at a few banks flooded the bond market with paper. By August liquidity was nearly non-existent for all but U.S. Treasuries; thus pruning holdings was difficult. We did sell some RMBS in the brief liquidity respite of September/October 2007.

Investment Type Allocation

as of March 31, 2008

(as a percent of net assets)

Corporate Bonds/Notes	26.8%
Collateralized Mortgage Obligations	25.6%
U.S. Government Agency Obligations	24.1%
Mutual Fund	16.2%
U.S. Treasury Obligations	8.1%
Other Bonds	2.3%
Asset-Backed Securities	2.0%
Preferred Stock	1.1%
Municipal Bonds	1.0%
Repurchase Agreement	0.5%
Other Assets and Liabilities — Net*	(7.7)%

Net Assets	100.0%

*	Includes Securities Lending Collateral

Portfolio holdings are subject to change daily.

Forced liquidations during the month of March put extreme pressure on asset valuations. Collateralized mortgage obligations, hybrid adjustable rate mortgages (“ARMs”), non-agency floaters, Alt-A, option ARMs and other securitized assets were hurt the most by the lack of liquidity and the extinction of available financing alternatives in the repurchase market. Such holdings in the Fund hurt performance, as did sub-prime and not-prime holdings.

Corporate exposures, while generally less than an index weight on a contribution to duration basis, were also stressed; holdings in financials and floating rate instruments were particularly vulnerable. Duration and yield curve posture (term structure) were actively managed throughout the year and were in aggregate beneficial; the interest rates strategies team anticipated Federal Open Market Committee (“FOMC”) easings well in advance of market consensus in most cases.

Because investors showed little differentiation between the characteristics of individual securities, security selection did not add value. The use of credit default swaps helped to mitigate losses in some instances while providing unique relative value opportunities once traditional “cash” markets seized up in July.

Current Outlook and Strategy: Thirteen months after the sub-prime mortgage crisis began, we believe the highly levered “shadow banking system” is routed. Credit destruction from collapsing collateral prices has led to capital destruction on lenders’ balance sheets, which has led to credit contraction. This credit contraction may have already resulted in a recession.

Remedies for the current crisis abound. Certainly the opening of the Federal Reserve Board (the “Fed”) discount window and other bold moves to provide short-term financing for banks and brokers, address the symptoms. While it is always good to reduce the fever of a patient, eventually the actual disease must be treated. In this case, we believe fresh capital must be raised by numerous financial institutions and some firms will simply fail. De-leveraging must also complete its painful purge while markets must move from discounting the improbable worst case to a more measured estimate of losses both in individual securities and at the level of entities that hold those securities.

Doom and gloom notwithstanding, portfolio managers must be forward looking, and timing is everything. We believe many securities are “priced for disaster, priced for liquidation” and offer significant discounts to their intrinsic values. The credit team is focusing on new issues which come at steep discounts to the secondary market and may have identified municipal bonds that it believes offer relative value following the auction rate preferred debacle.

The Fund’s duration posture is 0.25 years short with a bias for a steepening yield curve. We continue to hold some special situation high-yield bonds despite our negative outlook for the sector. We will wait for more generalized price weakness or more compelling relative value before entering emerging market debt in a large way. The decoupling of global economies may be more conjecture than reality and setbacks may be forthcoming.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

(1)	The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

Top Ten Industries

as of March 31, 2008

(as a percent of net assets)

Collateralized Mortgage Obligations	25.6%
Federal National Mortgage Association	12.5%
Federal Home Loan Mortgage Corporation	11.6%
Diversified Financial Services	7.6%
Banks	7.3%
U.S. Treasury Notes	5.9%
Other Bonds	2.3%
Insurance	1.7%
U.S. Treasury Bonds	1.7%
Retail	1.5%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING INTERMEDIATE BOND FUND

Average Annual Total Returns for the Periods Ended March 31, 2008
	1 Year	5 Year	Since Inception of Class A, B and C December 15, 1998		Since Inception of Class I January 8, 2002		Since Inception of Class O August 13, 2004		Since Inception of Class R March 16, 2004		Since Inception of Class W December 17, 2007
Including Sales Charge:
Class A(1)	1.04%	2.95%	5.53%		—		—		—		—
Class B(2)	(2.11)%	2.81%	5.28%		—		—		—		—
Class C(3)	1.86%	3.18%	5.30%		—		—		—		—
Class I	4.05%	4.32%	—		5.40%		—		—		—
Class O	3.61%	—	—		—		3.79%		—		—
Class R	3.36%	—	—		—		—		3.13%		—
Class W	—	—	—		—		—		—		0.98%
Excluding Sales Charge:
Class A	3.61%	3.95%	6.09%		—		—		—		—
Class B	2.84%	3.15%	5.28%		—		—		—		—
Class C	2.85%	3.18%	5.30%		—		—		—		—
Class I	4.05%	4.32%	—		5.40%		—		—		—
Class O	3.61%	—	—		—		3.79%		—		—
Class R	3.36%	—	—		—		—		3.13%
Class W	—	—	—		—		—		—		0.98%
LBAB Index(4)	7.67%	4.58%	5.74	%(5)	5.52	%(6)	5.21	%(7)	4.38	%(8)	2.17	%(9)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Intermediate Bond Fund against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 4.75%. Effective July 31, 2006, the maximum Class A sales charge was lowered to 2.50%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)	The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
(5)	Since inception performance for index is shown from December 1, 1998.
(6)	Since inception performance for index is shown from January 1, 2002.
(7)	Since inception performance for index is shown from August 1, 2004.
(8)	Since inception performance for index is shown from April 1, 2004.
(9)	Since inception performance for index is shown from January 1, 2008.

ING NATIONAL TAX-EXEMPT BOND FUND	PORTFOLIO MANAGERS’ REPORT

ING National Tax-Exempt Bond Fund (the “Fund”) seeks to provide investors with a high level of current income that is exempt from federal income taxes, consistent with the preservation of capital. The Fund is managed by Robert Schonbrunn, Karen Cronk, and Rick Kilbride, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended March 31, 2008, the Fund’s Class A shares, excluding sales charges, provided a total return of (0.87)% compared to the Lehman Brothers Municipal Bond Index(1) and the Lehman Brothers® Aggregate Bond Index(2) (“LBAB Index”), which returned 1.90% and 7.67%, respectively, for the same period.

Portfolio Specifics: During the reporting period the municipal bond market reversed its direction from previous years, when longer-term and lower-quality bonds were the strongest performers. As the financial crisis developed in the summer of 2007, led by the sub-prime mortgage debacle, longer-term and lower-quality municipal bonds underperformed shorter-term and higher-quality issues. In anticipation of a weaker economy and lower interest rates, the Fund was positioned with longer-term bonds to better participate in the rising prices associated with this outlook. While taxable interest rates did decline, longer-term, tax-exempt interest rates actually rose during the period.

Over the past few years some nontraditional investors, including investment banks, hedge funds and foreign investors, bought long-term municipal bonds as part of a leveraged arbitrage to create short-term, variable-rate instruments. When their funding became more expensive and less available, these arbitrageurs began unwinding their positions, selling significant amounts of longer-maturity municipal bonds into a weak market. The Fund’s exposure to this sector increased when interest rates rose above the call prices of certain callable bonds, which were then priced to maturity instead of being priced to their call dates. This extended the Fund’s duration and average maturity and detracted from results.

The monoline insurers, which insure about half of all municipal bond issues, have experienced pressure on their capital bases because of their exposure to financial derivatives.

Although the insurance backing some of the Fund’s bonds is less secure, municipal bonds remain an extremely high quality asset class with a strong record of interest payments and a low rate of defaults. We do not believe the weakening of the monoline insurer’s capitalizations will have a lasting negative effect on the municipal bond market.

The unrest that has dominated the financial markets since last summer has focused on risk, which has caused higher quality municipal bonds to sell at lower yields (higher prices) than lower quality bonds. The Fund has maintained an AA rating overall, but has exposure to BBB and unrated bonds. The Fund ended the fiscal year with a coupon of 5.24% and a yield to maturity of 4.38% both of which were comparatively attractive rates.

Current Strategy and Outlook: We believe the municipal bond market is undervalued at this time and offers higher yields than comparable taxable issues all along the yield curve. As arbitrageurs continue to unwind their positions and the insurance problem works itself out, we believe municipal bond issues will face heavy supply in the primary and secondary markets in the near term. We believe the re-establishment of a more normal relationship between municipal bond issues and taxable bonds will cause municipal bond issues to outperform, and makes them an attractive asset class at this time.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

(1)

The Lehman Brothers Municipal Bond Index is an unmanaged index of approximately 1,100 investment-grade tax-exempt bonds classified into four sectors: general obligation, revenue, insured and pre-refunded.

(2)	The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

Top Ten Holdings

as of March 31, 2008

(as a percent of net assets)

Payne County Economic Development Authority, 6.375%, due 06/01/30	3.8%
Harris County Health Facilities Development Corp., 5.750%, due 07/01/27	3.8%
Port Authority of New York & New Jersey, 6.250%, due 12/01/11	3.8%
New York State Dormitory Authority, 5.500%, due 07/01/15	3.7%
Oklahoma Industries Authority, 6.000%, due 08/15/19	3.7%
De Kalb-Ogle Etc Counties Community College District No. 523, 5.750%, due 02/01/11	3.6%
Interlocken Metropolitan District, 5.750%, due 12/15/19	3.6%
City of New York, 5.000%, due 12/01/18	3.6%
Pleasant Valley School District, 5.850%, due 08/01/31	3.6%
City of New York, 5.000%, due 08/01/24	3.5%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING NATIONAL TAX-EXEMPT BOND FUND

Average Annual Total Returns for the Periods Ended March 31, 2008
	1 Year	5 Year	Since Inception of Class A, B and C November 8, 1999
Including Sales Charge:
Class A(1)	(3.31)%	1.41%	3.72%
Class B(2)	(6.39)%	1.29%	3.53%
Class C(3)	(2.57)%	1.64%	3.55%
Excluding Sales Charge:
Class A	(0.87)%	2.40%	4.32%
Class B	(1.63)%	1.63%	3.53%
Class C	(1.62)%	1.64%	3.55%
Lehman Brothers Municipal Bond Index(4)	1.90%	3.92%	5.61	%(6)
LBAB Index(5)	7.67%	4.58%	6.39	%(6)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING National Tax-Exempt Bond Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay (if any) on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1)	Reflects deduction of the maximum Class A sales charge of 4.75%. Effective July 31, 2006, the maximum Class A sales charge was lowered to 2.50%.
(2)	Reflects deduction of the Class B deferred sales charge of 5% and 2% for the 1 year and 5 year returns, respectively.
(3)	Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.
(4)

The Lehman Brothers Municipal Bond Index is an unmanaged index of approximately 1,100 investment grade tax-exempt bonds classified into four sectors: general obligation, revenue, insured and pre-refunded.

(5)	The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
(6)	Since inception performance for indices is shown from November 1, 1999.

ING CLASSIC MONEY MARKET FUND	PORTFOLIO MANAGERS’ REPORT

ING Classic Money Market Fund (the “Fund”) seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The Fund’s fiscal year ending March 31, 2008 was a difficult and challenging one for money market funds. The period started off uneventfully, with few changes in rates for short-term money market securities, or in economic expectations. Events and markets changed dramatically in early August, driven by the sub-prime mortgage melt-down and its impact on hedge funds, commercial debt obligations (“CDOs”) and asset-backed commercial paper (“ABCP”) issued by structured investment vehicles (“SIVs”). Commercial paper rates and the London Interbank Offered Rate (“LIBOR”) skyrocketed in a flight to quality.

The Federal Reserve Board (the “Fed”) and other major central banks around the globe were forced to take unprecedented actions to keep the financial system from collapsing. Markets remained in disarray for the remainder of the fiscal year ending in March. There were brief periods of improved market conditions followed by more concerns about sub-prime, liquidity, and inter-bank lending risks amid a slowing economic back-drop. The Fed has aggressively lowered the federal funds rate a total of 3.00% so far, with the current rate at 2.25% and the potential for more rate cuts.

The Fund was able to outperform its peers for the fiscal year. The Fund maintained an over-weight position in floating-rate securities, the majority of which had rates tied to LIBOR. These floating-rate securities allowed the Fund to capture higher yields relative to other money market securities as LIBOR rates spiked due to the market dislocations and liquidity concerns.

We avoided issuers that had large exposure to sub-prime and CDO assets. Initially, the market did not differentiate between well-structured ABCP issuers and higher risk issuers such as SIVs. As a result, we were able to purchase high quality assets at fire-sale prices.

As the Federal Open Market Committee (“FOMC”) lowered interest rates, we periodically extended the weighted-average-maturity (“WAM”) of the Fund to lock in high current yields for longer periods. The Fund ended the fiscal year with a WAM of 61 days, compared to the previous year-end of 31 days. The longer WAM benefited the Fund relative to most of its peers.

Current Strategy and Outlook: We do not expect to see an improvement in the conditions for money market securities in the near-term, as liquidity issues, credit concerns and recession risks dominate the markets. Additional actions by the U.S. Treasury, further U.S. rate cuts and actions by other central banks will be necessary to address these risks. Our current strategy is to continue to take advantage of the high LIBOR rates by buying floating rate securities of highly rated issuers and maintaining a longer-than normal WAM by buying longer-term fixed rate securities.

We look to increase exposure to the highest quality issuers by buying U.S. Treasury securities, U.S. government agency securities and highly rated corporate money market securities as we expect credit risks to increase in light of the current market conditions and deteriorating economic outlook.

Principal Risk Factor(s): An investment in the Fund is not guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

PORTFOLIO MANAGERS’ REPORT	ING INSTITUTIONAL PRIME MONEY MARKET FUND

Investment Type Allocation

as of March 31, 2008

(as a percent of net assets)

Corporate Bonds/Notes	47.7%
Commercial Paper	41.8%
Repurchase Agreement	10.0%
Certificates of Deposit	0.6%
U.S. Government Agency Obligations	0.1%
Other Assets and Liabilities — Net	(0.2)%

Net Assets	100.0%

Portfolio holdings are subject to change daily.

ING Institutional Prime Money Market Fund (the “Fund”) seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share. The Fund is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The Fund’s fiscal year ending March 31, 2008 was a difficult and challenging one for money market funds. The period started off uneventfully, with few changes in rates for short-term money market securities, or in economic expectations. Events and markets changed dramatically in early August, driven by the sub-prime mortgage melt-down and its impact on hedge funds, commercial debt obligations (“CDOs”) and asset-backed commercial paper (“ABCP”) issued by structured investment vehicles (“SIVs”). Commercial paper rates and the London Interbank Offered Rate (“LIBOR”) skyrocketed in a flight to quality.

The Federal Reserve Board (the “Fed”) and other major central banks around the globe were forced to take unprecedented actions to keep the financial system from collapsing. Markets remained in disarray for the remainder of the fiscal year ending in March. There were brief periods of improved market conditions followed by more concerns about sub-prime, liquidity, and inter-bank lending risks amid a slowing economic back-drop. The Fed has aggressively lowered the federal funds rate a total of 3.00% so far, with the current rate at 2.25% and the potential for more rate cuts.

The Fund was able to outperform its peers for the fiscal year. The Fund maintained an over-weight position in floating-rate securities, the majority of which had rates tied to LIBOR. These floating-rate securities allowed the Fund to capture higher yields relative to other money market securities as LIBOR rates spiked due to the market dislocations and liquidity concerns.

We avoided issuers that had large exposure to sub-prime and CDO assets. Initially, the market did not differentiate between well-structured ABCP issuers and higher risk issuers such as SIVs. As a result, we were able to purchase high quality assets at fire-sale prices.

As the Federal Open Market Committee (“FOMC”) lowered interest rates, we periodically extended the weighted-average-maturity (“WAM”) of the Fund to lock in high current yields for longer periods. The Fund ended the fiscal year with a WAM of 40 days, compared to the previous year-end of 28 days. The longer WAM benefited the Fund relative to most of its peers.

Current Strategy and Outlook: We do not expect to see an improvement in the conditions for money market securities in the near-term, as liquidity issues, credit concerns and recession risks dominate the markets. Additional actions by the U.S. Treasury, further U.S. rate cuts and actions by other central banks will be necessary to address these risks. Our current strategy is to continue to take advantage of the high LIBOR rates by buying floating rate securities of highly rated issuers and maintaining a longer-than normal WAM by buying longer-term fixed rate securities.

We look to increase exposure to the highest quality issuers by buying U.S. Treasury securities, U.S. government agency securities and highly rated corporate money market securities as we expect credit risks to increase in light of the current market conditions and deteriorating economic outlook.

Principal Risk Factor(s): An investment in the Fund is not guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2007 to March 31, 2008. The Funds’ expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING GNMA Income Fund	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2008*
Actual Fund Return
Class A	$1,000.00	$1,053.00	0.96%	$4.93
Class B	1,000.00	1,048.10	1.71	8.76
Class C	1,000.00	1,048.00	1.71	8.76
Class I	1,000.00	1,054.40	0.67	3.44
Class Q	1,000.00	1,053.00	0.92	4.72
Class W(1)	1,000.00	1,031.60	0.64	1.88
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.20	0.96%	$4.85
Class B	1,000.00	1,016.45	1.71	8.62
Class C	1,000.00	1,016.45	1.71	8.62
Class I	1,000.00	1,021.65	0.67	3.39
Class Q	1,000.00	1,020.40	0.92	4.65
Class W(1)	1,000.00	1,021.80	0.64	3.23

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.
(1)	Commencement of operations for Class W was December 17, 2007. Expenses paid reflect the 106 day period ended March 31, 2008.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING High Yield Bond Fund	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2008*
Actual Fund Return
Class A	$1,000.00	$940.70	1.11%	$5.39
Class B	1,000.00	937.10	1.86	9.01
Class C	1,000.00	937.10	1.86	9.01
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.45	1.11%	$5.60
Class B	1,000.00	1,015.70	1.86	9.37
Class C	1,000.00	1,015.70	1.86	9.37
ING Intermediate Bond Fund
Actual Fund Return
Class A	$1,000.00	$1,016.40	0.69%	$3.48
Class B	1,000.00	1,012.70	1.44	7.25
Class C	1,000.00	1,012.70	1.44	7.25
Class I	1,000.00	1,019.00	0.35	1.77
Class O	1,000.00	1,016.40	0.69	3.48
Class R	1,000.00	1,015.20	0.94	4.74
Class W(1)	1,000.00	1,009.80	0.44	1.28
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,021.55	0.69%	$3.49
Class B	1,000.00	1,017.80	1.44	7.26
Class C	1,000.00	1,017.80	1.44	7.26
Class I	1,000.00	1,023.25	0.35	1.77
Class O	1,000.00	1,021.55	0.69	3.49
Class R	1,000.00	1,020.30	0.94	4.75
Class W(1)	1,000.00	1,022.80	0.44	2.23
ING National Tax-Exempt Bond Fund
Actual Fund Return
Class A	$1,000.00	$993.50	0.87%	$4.34
Class B	1,000.00	989.70	1.62	8.06
Class C	1,000.00	989.70	1.62	8.06
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.65	0.87%	$4.39
Class B	1,000.00	1,016.90	1.62	8.17
Class C	1,000.00	1,016.90	1.62	8.17

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.
(1)	Commencement of operations for Class W was December 17, 2007. Expenses paid reflect the 106 day period ended March 31, 2008.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Classic Money Market Fund	Beginning Account Value October 1, 2007	Ending Account Value March 31, 2008	Annualized Expense Ratio	Expenses Paid During the Period Ended March 31, 2008*
Actual Fund Return
Class A	$1,000.00	$1,019.90	0.77%	$3.89
Class B	1,000.00	1,016.90	1.36	6.86
Class C	1,000.00	1,016.90	1.36	6.86
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,021.15	0.77%	$3.89
Class B	1,000.00	1,018.20	1.36	6.86
Class C	1,000.00	1,018.20	1.36	6.86
ING Institutional Prime Money Market Fund
Actual Fund Return
Class I	$1,000.00	$1,022.50	0.12%	$0.61
Class IS(1)	1,000.00	1,013.50	0.20	0.65
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,024.40	0.12%	$0.61
Class IS(1)	1,000.00	1,024.00	0.20	1.01

*	Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 to reflect the most recent fiscal half-year.
(1)	Commencement of operations for Class IS was December 5, 2007. Expenses paid reflect the 118 day period ended March 31, 2008.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

ING Funds Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING GNMA Income Fund, ING High Yield Bond Fund, ING Intermediate Bond Fund, ING National Tax-Exempt Bond Fund, ING Classic Money Market Fund, and ING Institutional Prime Money Market Fund, each a series of ING Funds Trust, as of March 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds as of March 31, 2008, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

May 29, 2008

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2008

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
ASSETS:
Investments in securities at value+*	$591,884,102	$112,517,795	$1,226,586,547
Short-term investments in affiliates at amortized cost	—	2,050,000	218,600,000
Short-term investments at amortized cost	4,997,822	620,000	118,763,000
Cash	19,991,151	183,338	6,308,536
Cash collateral for futures	—	—	5,980,563
Foreign currencies at value**	—	241	203,133
Receivables:
Investment securities sold	214	5,045,561	41,303,008
Fund shares sold	976,897	84,968	2,428,158
Dividends and interest	2,872,529	2,984,798	9,949,591
Variation margin	—	—	911,017
Unrealized appreciation on forward foreign currency contracts	—	—	278,009
Upfront payments made on swap agreements	—	1,046,648	4,173,850
Unrealized appreciation on swap agreements	—	1,190,027	26,241,625
Prepaid expenses	50,086	31,894	69,024
Reimbursement due from manager	—	27,235	126,640

Total assets	620,772,801	125,782,505	1,661,922,701

LIABILITIES:
Payable for investment securities purchased	—	4,597,926	181,751,693
Payable for fund shares redeemed	956,673	168,507	1,413,715
Payable for futures variation margin	—	—	741,197
Payable upon receipt of securities loaned	—	—	112,034,000
Securities sold short^	—	543,750	—
Unrealized depreciation on forward foreign currency contracts	—	—	964,772
Upfront payments received on swap agreements	—	1,159,134	4,538,670
Unrealized depreciation on swap agreements	—	416,308	10,621,722
Income distribution payable	—	385,295	371,659
Payable to affiliates	470,963	108,278	595,117
Payable for trustee fees	28,403	4,950	10,060
Other accrued expenses and liabilities	174,755	90,387	455,662

Total liabilities	1,630,794	7,474,535	313,498,267

NET ASSETS	$619,142,007	$118,307,970	$1,348,424,434

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$619,903,981	$419,256,006	$1,375,720,438
Undistributed net investment income (distribution in excess of net investment income)	1,469,185	(130,281)	(2,083,493)
Accumulated net realized gain (loss) on investments, foreign currency related transactions, futures, swaps and written options	(13,772,399)	(291,350,062)	26,124,659
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	11,541,240	(9,467,693)	(51,337,170)

NET ASSETS	$619,142,007	$118,307,970	$1,348,424,434

+ Including securities loaned at value	$—	$—	$109,601,579
* Cost of investments in securities	$580,342,862	$122,762,957	$1,291,428,930
** Cost of foreign currencies	$—	$241	$203,462
^ Proceeds from short sales	$—	$547,500	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2008 (CONTINUED)

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
Class A:
Net assets	$515,915,587	$83,327,082	$799,368,643
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	60,416,982	10,565,387	78,890,360
Net asset value and redemption price per share	$8.54	$7.89	$10.13
Maximum offering price per share (2.50%)(1)	$8.76	$8.09	$10.39
Class B:
Net assets	$45,962,898	$24,993,754	$41,077,969
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	5,411,988	3,171,652	4,062,045
Net asset value and redemption price per share(2)	$8.49	$7.88	$10.11
Maximum offering price per share	$8.49	$7.88	$10.11
Class C:
Net assets	$36,217,636	$9,987,134	$83,231,848
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,258,760	1,266,129	8,225,687
Net asset value and redemption price per share(2)	$8.50	$7.89	$10.12
Maximum offering price per share	$8.50	$7.89	$10.12
Class I:
Net assets	$21,002,246	n/a	$351,575,164
Shares authorized	unlimited	n/a	unlimited
Par value	$0.001	n/a	$0.001
Shares outstanding	2,457,008	n/a	34,687,322
Net asset value and redemption price per share	$8.55	n/a	$10.14
Maximum offering price per share	$8.55	n/a	$10.14
Class O:
Net assets	n/a	n/a	$55,955,611
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	5,520,314
Net asset value and redemption price per share	n/a	n/a	$10.14
Maximum offering price per share	n/a	n/a	$10.14
Class Q:
Net assets	$42,609	n/a	n/a
Shares authorized	unlimited	n/a	n/a
Par value	$0.001	n/a	n/a
Shares outstanding	4,979	n/a	n/a
Net asset value and redemption price per share	$8.56	n/a	n/a
Maximum offering price per share	$8.56	n/a	n/a
Class R:
Net assets	n/a	n/a	$16,772,547
Shares authorized	n/a	n/a	unlimited
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	1,653,078
Net asset value and redemption price per share	n/a	n/a	$10.15
Maximum offering price per share	n/a	n/a	$10.15
Class W:
Net assets	$1,031	n/a	$442,652
Shares authorized	unlimited	n/a	unlimited
Par value	$0.001	n/a	$0.001
Shares outstanding	121	n/a	43,739
Net asset value and redemption price per share	$8.55	n/a	$10.12
Maximum offering price per share	$8.55	n/a	$10.12

(1)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2008

	ING National Tax- Exempt Bond Fund	ING Classic Money Market Fund	ING Institutional Prime Money Market Fund
ASSETS:
Investments in securities at value*	$27,249,782	$—	$—
Short-term investments at amortized cost	—	1,525,589,771	721,766,552
Repurchase agreement	—	—	80,264,000
Cash	1,379,602	39,092	—
Receivables:
Fund shares sold	3,817	5,655,437	35,296,000
Dividends and interest	378,883	3,364,099	1,960,388
Prepaid expenses	29,184	256,431	60,159
Reimbursement due from manager	819	—	—

Total assets	29,042,087	1,534,904,830	839,347,099

LIABILITIES:
Payable for fund shares redeemed	35,056	467,596	37,274,000
Income distribution payable	79,046	52,910	1,909,538
Payable to affiliates	19,454	903,525	52,217
Payable to custodian due to bank overdraft	—	—	17,612
Payable for trustee fees	1,719	26,679	2,807
Other accrued expenses and liabilities	19,965	134,862	40,672

Total liabilities	155,240	1,585,572	39,296,846

NET ASSETS	$28,886,847	$1,533,319,258	$800,050,253

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$29,675,408	$1,533,386,841	$800,296,234
Undistributed net investment income (distribution in excess of net investment income)	(1,248)	(1,585)	(22,099)
Accumulated net realized loss on investments	(31,606)	(65,998)	(223,882)
Net unrealized depreciation on investments	(755,707)	—	—

NET ASSETS	$28,886,847	$1,533,319,258	$800,050,253

* Cost of investments in securities	$28,005,489	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 2008 (CONTINUED)

	ING National Tax- Exempt Bond Fund		ING Classic Money Market Fund	ING Institutional Prime Money Market Fund
Class A:
Net assets	$22,963,388		$1,498,016,042	n/a
Shares authorized	unlimited		unlimited	n/a
Par value	$0.001		$0.001	n/a
Shares outstanding	2,338,721		1,498,057,154	n/a
Net asset value and redemption price per share	$9.82		$1.00	n/a
Maximum offering price per share (2.50%)	$10.07	(1)	$1.00	n/a
Class B:
Net assets	$2,660,119		$19,792,582	n/a
Shares authorized	unlimited		unlimited	n/a
Par value	$0.001		$0.001	n/a
Shares outstanding	271,121		19,813,257	n/a
Net asset value and redemption price per share(2)	$9.81		$1.00	n/a
Maximum offering price per share	$9.81		$1.00	n/a
Class C:
Net assets	$3,263,340		$15,510,634	n/a
Shares authorized	unlimited		unlimited	n/a
Par value	$0.001		$0.001	n/a
Shares outstanding	332,326		15,517,032	n/a
Net asset value and redemption price per share(2)	$9.82		$1.00	n/a
Maximum offering price per share	$9.82		$1.00	n/a
Class I:
Net assets	n/a		n/a	$800,049,252
Shares authorized	n/a		n/a	unlimited
Par value	n/a		n/a	$0.001
Shares outstanding	n/a		n/a	800,324,269
Net asset value and redemption price per share	n/a		n/a	$1.00
Maximum offering price per share	n/a		n/a	$1.00
Class IS:
Net assets	n/a		n/a	$1,001
Shares authorized	n/a		n/a	unlimited
Par value	n/a		n/a	$0.001
Shares outstanding	n/a		n/a	1,001
Net asset value and redemption price per share	n/a		n/a	$1.00
Maximum offering price per share	n/a		n/a	$1.00

(1)	Maximum offering price is computed at 100/97.50 of net asset value. On purchases of $100,000 or more, the offering price is reduced.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2008

	ING GNMA Income Fund	ING High Yield Bond Fund	ING Intermediate Bond Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$—	$83,263	$3,589,615
Interest	32,733,790	12,528,362	65,043,458
Securities lending income	—	—	1,927,737

Total investment income	32,733,790	12,611,625	70,560,810

EXPENSES:
Investment management fees	2,844,094	718,161	2,114,660
Distribution and service fees:
Class A	1,259,174	237,182	1,862,824
Class B	504,987	334,296	446,839
Class C	350,576	125,136	778,641
Class O	—	—	133,466
Class Q	120	—	—
Class R	—	—	58,495
Transfer agent fees:
Class A	335,506	141,519	958,046
Class B	33,681	49,725	57,391
Class C	23,353	18,617	100,094
Class I	3,752	—	127,508
Class O	—	—	68,608
Class Q	12	—	—
Class R	—	—	15,610
Administrative service fees	605,119	140,814	1,243,903
Shareholder reporting expense	189,020	68,088	423,494
Registration fees	90,552	58,568	118,421
Professional fees	58,415	18,528	111,641
Custody and accounting expense	63,550	44,150	282,930
Trustee fees	23,930	1,830	37,508
Miscellaneous expense	24,946	11,514	49,288
Interest expense	—	10,353	1,828

Total expenses	6,410,787	1,978,481	8,991,195
Net waived and reimbursed fees	—	(76,775)	(494,907)

Net expenses	6,410,787	1,901,706	8,496,288

Net investment income	26,323,003	10,709,919	62,064,522

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, SWAPS, AND WRITTEN OPTIONS:
Net realized gain (loss) on:
Investments	(557,710)	(3,278,430)	23,363,909
Foreign currency related transactions	—	(2,432)	(4,178,064)
Futures, swaps and written options	—	(238,875)	12,093,088

Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps and written options	(557,710)	(3,519,737)	31,278,933

Net change in unrealized appreciation or depreciation on:
Investments	14,431,867	(15,017,236)	(64,652,769)
Foreign currency related transactions	—	—	(647,946)
Futures and swaps	—	706,231	13,825,492

Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	14,431,867	(14,311,005)	(51,475,223)

Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps and written options	13,874,157	(17,830,742)	(20,196,290)

Increase (decrease) in net assets resulting from operations	$40,197,160	$(7,120,823)	$41,868,232

* Foreign taxes withheld	$—	$—	$17,679
(1) Affiliated dividend income	$—	$79,629	$2,650,057

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2008

	ING National Tax- Exempt Bond Fund	ING Classic Money Market Fund	ING Institutional Prime Money Market Fund
INVESTMENT INCOME:
Interest	$1,316,489	$57,810,271	$44,935,054

Total investment income	1,316,489	57,810,271	44,935,054

EXPENSES:
Investment management fees	83,013	2,899,544	709,624
Distribution and service fees:
Class A	56,889	8,463,387	—
Class B	26,279	213,441	—
Class C	22,875	100,233	—
Transfer agent fees:
Class A	4,097	198,631	—
Class B	473	3,941	—
Class C	412	1,702	—
Class I	—	—	2,464
Administrative service fees	27,671	—	—
Shareholder reporting expense	4,897	195,513	24,178
Registration fees	48,124	560,722	78,974
Professional fees	3,954	76,516	59,945
Custody and accounting expense	1,429	102,740	127,290
Trustee fees	1,056	46,014	21,426
Miscellaneous expense	1,581	50,226	52,250

Total expenses	282,750	12,912,610	1,076,151
Net waived and reimbursed fees	(5,237)	(3,792,251)	—

Net expenses	277,513	9,120,359	1,076,151

Net investment income	1,038,976	48,689,912	43,858,903

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(24,790)	65,348	(211,929)
Net change in unrealized appreciation or depreciation on investments	(1,296,013)	—	—

Net realized and unrealized gain (loss) on investments	(1,320,803)	65,348	(211,929)

Increase (decrease) in net assets resulting from operations	$(281,827)	$48,755,260	$43,646,974

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING GNMA Income Fund		ING High Yield Bond Fund
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007
FROM OPERATIONS:
Net investment income	$26,323,003	$27,084,773	$10,709,919	$11,582,825
Net realized gain (loss) on investment, foreign currency related transactions, futures and swaps	(557,710)	2,060,584	(3,519,737)	(3,558,821)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures and swaps	14,431,867	4,077,056	(14,311,005)	8,649,233

Increase (decrease) in net assets resulting from operations	40,197,160	33,222,413	(7,120,823)	16,673,237

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(22,746,437)	(24,757,907)	(7,399,555)	(6,941,636)
Class B	(1,928,106)	(2,891,035)	(2,347,829)	(3,496,316)
Class C	(1,327,518)	(1,498,660)	(879,834)	(993,583)
Class I	(752,915)	(915,994)	—	—
Class M(1)	—	(5,358)	—	—
Class Q	(2,196)	(3,646)	—	—
Class W	(13)	—	—	—

Total distributions	(26,757,185)	(30,072,600)	(10,627,218)	(11,431,535)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	135,282,097	122,343,215	19,716,245	35,632,305
Reinvestment of distributions	22,263,959	24,814,234	5,417,037	5,505,836

	157,546,056	147,157,449	25,133,282	41,138,141
Cost of shares redeemed	(177,395,457)	(161,872,015)	(52,319,373)	(75,810,714)

Net decrease in net assets resulting from capital share transactions	(19,849,401)	(14,714,566)	(27,186,091)	(34,672,573)

Net decrease in net assets	(6,409,426)	(11,564,753)	(44,934,132)	(29,430,871)

NET ASSETS:
Beginning of year	625,551,433	637,116,186	163,242,102	192,672,973

End of year	$619,142,007	$625,551,433	$118,307,970	$163,242,102

Undistributed net investment income (distribution in excess of net investment income) at end of year	$1,469,185	$540,901	$(130,281)	$(78,894)

(1)	Effective January 2, 2007, Class M shareholders of ING GNMA Income Fund were converted to Class A shares of the Fund.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Intermediate Bond Fund		ING National Tax-Exempt Bond Fund
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007
FROM OPERATIONS:
Net investment income	$62,064,522	$49,892,208	$1,038,976	$1,009,715
Net realized gain (loss) on investments, foreign currency related transactions, futures, swaps and written options	31,278,933	(4,772,417)	(24,790)	199,698
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(51,475,223)	15,347,013	(1,296,013)	12,459

Increase (decrease) in net assets resulting from operations	41,868,232	60,466,804	(281,827)	1,221,872

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(33,641,104)	(31,032,270)	(884,649)	(869,673)
Class B	(1,711,825)	(2,250,414)	(82,444)	(85,769)
Class C	(2,949,270)	(3,109,875)	(71,919)	(54,285)
Class I	(15,026,825)	(10,979,278)	—	—
Class O	(2,418,264)	(2,394,701)	—	—
Class R	(483,427)	(72,583)	—	—
Class W	(323)	—
Net realized gains:
Class A	—	—	—	(157,342)
Class B	—	—	—	(19,212)
Class C	—	—	—	(14,604)

Total distributions	(56,231,038)	(49,839,121)	(1,039,012)	(1,200,885)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	477,476,865	432,382,913	5,623,997	3,218,925
Reinvestment of distributions	45,349,340	40,670,307	128,307	139,725

	522,826,205	473,053,220	5,752,304	3,358,650
Cost of shares redeemed	(315,482,815)	(257,792,788)	(2,673,179)	(3,812,399)

Net increase (decrease) in net assets resulting from capital share transactions	207,343,390	215,260,432	3,079,125	(453,749)

Net increase (decrease) in net assets	192,980,584	225,888,115	1,758,286	(432,762)

NET ASSETS:
Beginning of year	1,155,443,850	929,555,735	27,128,561	27,561,323

End of year	$1,348,424,434	$1,155,443,850	$28,886,847	$27,128,561

Distribution in excess of net investment income at end of year	$(2,083,493)	$(858,326)	$(1,248)	$(1,212)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Classic Money Market Fund		ING Institutional Prime Money Market Fund
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007
FROM OPERATIONS:
Net investment income	$48,689,912	$36,320,532	$43,858,903	$16,054,720
Net realized gain (loss) on investments	65,348	59,824	(211,929)	9,378

Increase in net assets resulting from operations	48,755,260	36,380,356	43,646,974	16,064,098

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(47,532,303)	(35,149,030)	—	—
Class B	(798,518)	(952,278)	—	—
Class C	(359,087)	(220,809)	—	—
Class I	—	—	(43,858,890)	(16,054,400)
Class IS	—	—	(13)	—
Net realized gains:
Class I	—	—	(66,392)	—

Total distributions	(48,689,908)	(36,322,117)	(43,925,295)	(16,054,400)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,266,591,607	623,159,627	12,985,911,059	2,451,588,496
Reinvestment of distributions	48,135,580	35,961,113	7,988,771	5,275,844

	1,314,727,187	659,120,740	12,993,899,830	2,456,864,340
Cost of shares redeemed	(730,774,391)	(395,471,731)	(12,917,901,065)	(1,912,202,768)

Net increase in net assets resulting from capital share transactions	583,952,796	263,649,009	75,998,765	544,661,572

Net increase in net assets	584,018,148	263,707,248	75,720,444	544,671,270

NET ASSETS:
Beginning of year	949,301,110	685,593,862	724,329,809	179,658,539

End of year	$1,533,319,258	$949,301,110	$800,050,253	$724,329,809

Undistributed net investment income (distribution in excess of net investment income) at end of year	$(1,585)	$(1,589)	$(22,099)	$31,120

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$8.35	8.30	8.52	8.91	9.00
Income (loss) from investment operations:
Net investment income	$0.37	0.37	0.40	0.37	0.32
Net realized and unrealized gain (loss) on investments	$0.20	0.09	(0.19)	(0.31)	0.02
Total from investment operations	$0.57	0.46	0.21	0.06	0.34
Lest distributions from:
Net investment income	$0.38	0.41	0.43	0.45	0.43
Total distributions	$0.38	0.41	0.43	0.45	0.43
Net asset value, end of year	$8.54	8.35	8.30	8.52	8.91
Total Return(1)%	7.00	5.72	2.50	0.74	3.88
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$515,916	515,469	504,734	521,688	592,066
Ratios to average net assets:
Gross expenses prior to expense waiver %	0.96	0.95	0.99	0.98	1.04
Net expenses after expense waiver(2)%	0.96	0.94	0.98	0.98	1.04
Net investment income after expense waiver(2)%	4.45	4.49	4.70	4.27	3.57
Portfolio turnover rate %	32	99	39	40	128

	Class B
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$8.30	8.26	8.48	8.87	8.96
Income (loss) from investment operations:
Net investment income	$0.31	0.30	0.33	0.29	0.25
Net realized and unrealized gain (loss) on investments	$0.19	0.09	(0.18)	(0.29)	0.02
Total from investment operations	$0.50	0.39	0.15	—	0.27
Lest distributions from:
Net investment income	$0.31	0.35	0.37	0.39	0.36
Total distributions	$0.31	0.35	0.37	0.39	0.36
Net asset value, end of year	$8.49	8.30	8.26	8.48	8.87
Total Return(1)%	6.24	4.84	1.75	(0.02)	3.12
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$45,963	58,568	78,823	99,130	130,339
Ratios to average net assets:
Gross expenses prior to expense waiver %	1.71	1.70	1.74	1.73	1.79
Net expenses after expense waiver(2)%	1.71	1.69	1.73	1.73	1.79
Net investment income after expense waiver(2)%	3.70	3.73	3.95	3.52	2.84
Portfolio turnover rate %	32	99	39	40	128

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions as net asset value and excluding the deduction of sales charges.
(2)

The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$8.31	8.27	8.49	8.88	8.97
Income (loss) from investment operations:
Net investment income	$0.31	0.31	0.33	0.29	0.25
Net realized and unrealized gain (loss) on investments	$0.20	0.08	(0.18)	(0.29)	0.02
Total from investment operations	$0.51	0.39	0.15	—	0.27
Less distributions from:
Net investment income	$0.32	0.35	0.37	0.39	0.36
Total distributions	$0.32	0.35	0.37	0.39	0.36
Net asset value, end of year	$8.50	8.31	8.27	8.49	8.88
Total Return(1)%	6.23	4.85	1.74	(0.03)	3.11
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$36,218	37,280	34,997	43,094	65,762
Ratios to average net assets:
Gross expenses prior to expense waiver %	1.71	1.70	1.74	1.73	1.79
Net expenses after expense waiver(2)%	1.71	1.69	1.73	1.73	1.79
Net investment income after expense waiver(2)%	3.70	3.73	3.95	3.51	2.92
Portfolio turnover rate %	32	99	39	40	128

	Class I
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$8.35	8.31	8.53	8.92	9.01
Income (loss) from investment operations:
Net investment income	$0.40	0.40	0.45	0.41	0.35
Net realized and unrealized gain (loss) on investments	$0.20	0.08	(0.21)	(0.32)	0.01
Total from investment operations	$0.60	0.48	0.24	0.09	0.36
Less distributions from:
Net investment income	$0.40	0.44	0.46	0.48	0.45
Total distributions	$0.40	0.44	0.46	0.48	0.45
Net asset value, end of year	$8.55	8.35	8.31	8.53	8.92
Total Return(1)%	7.42	5.92	2.82	1.05	4.21
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$21,002	14,181	18,287	10,539	8,760
Ratios to average net assets:
Expenses(2)%	0.67	0.65	0.67	0.68	0.71
Net investment income(2)%	4.74	4.77	4.96	4.59	3.94
Portfolio turnover rate %	32	99	39	40	128

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

(2)

The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class Q					Class W
	Year Ended March 31,					December 17, 2007(1) to March 31, 2008
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$8.37	8.32	8.53	8.92	9.01	8.39
Income (loss) from investment operations:
Net investment income	$0.38	0.36	0.40	0.39	0.32	0.11
Net realized and unrealized gain (loss) on investments	$0.19	0.11	(0.18)	(0.33)	0.02	0.15
Total from investment operations	$0.57	0.47	0.22	0.06	0.34	0.26
Less distributions from:
Net investment income	$0.38	0.42	0.43	0.45	0.43	0.10
Total distributions	$0.38	0.42	0.43	0.45	0.43	0.10
Net asset value, end of period	$8.56	8.37	8.32	8.53	8.92	8.55
Total Return(2)%	7.06	5.76	2.65	0.76	3.94	3.16
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$43	53	82	103	134	1
Ratios to average net assets:
Expenses(3)(4)%	0.92	0.90	0.92	0.93	0.96	0.64
Net investment income(3)(4)%	4.49	4.53	4.77	4.32	3.62	4.86
Portfolio turnover rate %	32	99	39	40	128	32

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions as net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)

The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(4)	Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$8.99	8.71	8.75	8.88	8.29
Income (loss) from investment operations:
Net investment income	$0.67	0.61	0.55	0.54	0.59
Net realized and unrealized gain (loss) on investments, futures and swaps	$(1.10)	0.27	(0.04)	(0.13)	0.60
Total from investment operations	$(0.43)	0.88	0.51	0.41	1.19
Less distributions from:
Net investment income	$0.67	0.60	0.55	0.54	0.60
Total distributions	$0.67	0.60	0.55	0.54	0.60
Net asset value, end of year	$7.89	8.99	8.71	8.75	8.88
Total Return(1)%	(5.10)	10.54	6.01	4.73	14.70
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$83,327	104,328	99,178	110,683	44,009
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	1.16	1.11	1.31	1.33	1.33
Net expenses after expense waiver/recoupment(2)%	1.11 †	1.10	1.18	1.22	1.29
Net investment income after expense waiver/recoupment(2)%	7.86 †	6.98	6.27	6.12	6.81
Portfolio turnover rate %	66	122	111	119	105

	Class B
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$8.98	8.70	8.74	8.88	8.28
Income (loss) from investment operations:
Net investment income	$0.61	0.53	0.47	0.48	0.53
Net realized and unrealized gain (loss) on investments, futures and swaps	$(1.11)	0.29	(0.03)	(0.15)	0.60
Total from investment operations	$(0.50)	0.82	0.44	0.33	1.13
Less distributions from:
Net investment income	$0.60	0.54	0.48	0.47	0.53
Total distributions	$0.60	0.54	0.48	0.47	0.53
Net asset value, end of year	$7.88	8.98	8.70	8.74	8.88
Total Return(1)%	(5.82)	9.72	5.22	3.83	14.01
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$24,994	43,427	75,940	125,603	18,753
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	1.91	1.86	1.98	1.98	1.98
Net expenses after expense waiver/recoupment(2)%	1.86 †	1.85	1.94	1.97	2.04
Net investment income after expense waiver/recoupment(2)%	7.08 †	6.18	5.50	5.39	6.04
Portfolio turnover rate %	66	122	111	119	105

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.
(2)	The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$8.99	8.71	8.75	8.88	8.28
Income (loss) from investment operations:
Net investment income	$0.61	0.54	0.48	0.48	0.53
Net realized and unrealized gain (loss) on investments, futures and swaps	$(1.11)	0.28	(0.03)	(0.13)	0.60
Total from investment operations	$(0.50)	0.82	0.45	0.35	1.13
Less distributions from:
Net investment income	$0.60	0.54	0.49	0.48	0.53
Total distributions	$0.60	0.54	0.49	0.48	0.53
Net asset value, end of year	$7.89	8.99	8.71	8.75	8.88
Total Return(1)%	(5.81)	9.70	5.22	3.96	14.03
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$9,987	15,487	17,555	26,330	10,780
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	1.91	1.86	1.98	1.98	1.98
Net expenses after expense waiver/recoupment(2)%	1.86 †	1.85	1.94	1.97	2.04
Net investment income after expense waiver/recoupment(2)%	7.09 †	6.21	5.51	5.37	6.04
Portfolio turnover rate %	66	122	111	119	105

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.
(2)

The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended March 31,
	2008		2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$10.23		10.13		10.32	10.67	10.51
Income (loss) from investment operations:
Net investment income	$0.51		0.50		0.41	0.32	0.31
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps and written options	$(0.15)		0.10		(0.14)	(0.17)	0.32
Total from investment operations	$0.36		0.60		0.27	0.15	0.63
Less distributions from:
Net investment income	$0.46		0.50		0.42	0.33	0.33
Net realized gains on investments	$—		—		0.04	0.17	0.14
Total distributions	$0.46		0.50		0.46	0.50	0.47
Net asset value, end of year	$10.13		10.23		10.13	10.32	10.67
Total Return(1)%	3.61		6.03		2.53	1.52	6.16
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$799,369		698,537		572,196	459,850	268,086
Ratios to average net assets:
Gross expenses prior to expense waiver %	0.73		0.73		1.02	1.14	1.18
Net expenses after expense waiver(2)%	0.69	†	0.69	†	0.93	1.00	1.10
Net investment income after expense waiver(2)%	4.98	†	4.89	†	3.92	3.08	2.91
Portfolio turnover rate %	435		367		469	417	475

	Class B
	Year Ended March 31,
	2008		2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$10.21		10.11		10.30	10.65	10.50
Income (loss) from investment operations:
Net investment income	$0.43		0.42		0.32	0.24	0.23
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps and written options	$(0.14)		0.10		(0.13)	(0.17)	0.31
Total from investment operations	$0.29		0.52		0.19	0.07	0.54
Less distributions from:
Net investment income	$0.39		0.42		0.34	0.25	0.25
Net realized gains on investments	$—		—		0.04	0.17	0.14
Total distributions	$0.39		0.42		0.38	0.42	0.39
Net asset value, end of year	$10.11		10.21		10.11	10.30	10.65
Total Return(1)%	2.84		5.23		1.76	0.75	5.28
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$41,078		50,086		60,526	64,779	67,402
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	1.48		1.48		1.70	1.79	1.83
Net expenses after expense waiver/recoupment(2)%	1.44	†	1.44	†	1.69	1.75	1.85
Net investment income after expense waiver/recoupment(2)%	4.26	†	4.13	†	3.14	2.31	2.16
Portfolio turnover rate %	435		367		469	417	475

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.
(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended March 31,
	2008		2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$10.22		10.12		10.31	10.65	10.50
Income (loss) from investment operations:
Net investment income	$0.43		0.42		0.33	0.24	0.23
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps and written options	$(0.14)		0.10		(0.14)	(0.16)	0.31
Total from investment operations	$0.29		0.52		0.19	0.08	0.54
Less distributions from:
Net investment income	$0.39		0.42		0.34	0.25	0.25
Net realized gains on investments	$—		—		0.04	0.17	0.14
Total distributions	$0.39		0.42		0.38	0.42	0.39
Net asset value, end of year	$10.12		10.22		10.12	10.31	10.65
Total Return(1)%	2.85		5.24		1.77	0.86	5.28
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$83,232		81,556		73,281	71,648	71,228
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	1.48		1.48		1.70	1.79	1.83
Net expenses after expense waiver/recoupment(2)%	1.44	†	1.44	†	1.69	1.75	1.85
Net investment income after expense waiver/recoupment(2)%	4.24	†	4.13	†	3.15	2.31	2.16
Portfolio turnover rate %	435		367		469	417	475

	Class I
	Year Ended March 31,
	2008		2007		2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$10.23		10.14		10.32	10.67	10.51
Income (loss) from investment operations:
Net investment income	$0.54		0.53		0.44	0.36 *	0.35
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps and written options	$(0.13)		0.09		(0.13)	(0.17)	0.33
Total from investment operations	$0.41		0.62		0.31	0.19	0.68
Less distributions from:
Net investment income	$0.50		0.53		0.45	0.37	0.38
Net realized gains on investments	$—		—		0.04	0.17	0.14
Total distributions	$0.50		0.53		0.49	0.54	0.52
Net asset value, end of year	$10.14		10.23		10.14	10.32	10.67
Total Return(1)%	4.05		6.26		2.94	1.85	6.60
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$351,575		266,596		179,582	43,808	14,548
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	0.39		0.40		0.61	0.72	0.68
Net expenses after expense waiver/recoupment(2)%	0.35	†	0.36	†	0.60	0.68	0.71
Net investment income after expense waiver/recoupment(2)%	5.31	†	5.22	†	4.40	3.43	3.30
Portfolio turnover rate %	435		367		469	417	475

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions as net asset value and excluding the deduction of sales charges.
(2)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio and net investment income ratio.
*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Year Ended March 31,					August 13, 2004(1) to March 31, 2005
	2008		2007		2006
Per Share Operating Performance:
Net asset value, beginning of period	$10.24		10.14		10.32	10.41
Income (loss) from investment operations:
Net investment income	$0.51		0.50		0.40	0.21
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps and written options	$(0.15)		0.09		(0.13)	(0.04)
Total from investment operations	$0.36		0.59		0.27	0.17
Lest distributions from:
Net investment income	$0.46		0.49		0.41	0.22
Net realized gains on investments	$—		—		0.04	0.04
Total distributions	$0.46		0.49		0.45	0.26
Net asset value, end of period	$10.14		10.24		10.14	10.32
Total Return(2)%	3.61		6.02		2.58	1.61
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$55,956		53,096		43,171	33,997
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	0.73		0.73		0.95	1.00
Net expenses after expense waiver(3)(4)%	0.69	†	0.69	†	0.94	0.96
Net investment income after expense waiver(3)(4)%	4.99	†	4.88	†	3.91	3.19
Portfolio turnover rate %	435		367		469	417

	Class R							Class W
	Year Ended March 31,						March 16, 2004(1) to March 31, 2004	December 17, 2007(1) to March 31, 2008
	2008		2007		2006	2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.25		10.15		10.34	10.67	10.71	10.21
Income (loss) from investment operations:
Net investment income	$0.48		0.47		0.38	0.33	0.01	0.15	*
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, swaps and written options	$(0.14)		0.10		(0.14)	(0.16)	(0.05)	(0.05)
Total from investment operations	$0.34		0.57		0.24	0.17	(0.04)	0.10
Lest distributions from:
Net investment income	$0.44		0.47		0.39	0.33	—	0.19
Net realized gains on investments	$—		—		0.04	0.17	—	—
Total distributions	$0.44		0.47		0.43	0.50	—	0.19
Net asset value, end of period	$10.15		10.25		10.15	10.34	10.67	10.12
Total Return(2)%	3.36		5.75		2.26	1.64	(0.37)	0.98
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$16,773		5,572		799	313	1	443
Ratios to average net assets:
Gross expenses prior to expense waiver(3)%	0.98		0.98		1.17	1.21	1.25	0.48
Net expenses after expense waiver(3)(4)%	0.94	†	0.94	†	1.16	1.17	1.25	0.44
Net investment income after expense waiver(3)(4)%	4.65	†	4.63	†	3.79	2.96	3.20	5.24
Portfolio turnover rate %	435		367		469	417	475	435

(1)	Commencement of operations.
(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized. Total return for less than one year is not annualized.

(3)	Annualized for periods less than one year.
(4)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.01% impact on the expense ratio.
*	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING NATIONAL TAX-EXEMPT BOND FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$10.30	10.28	10.50	10.78	10.87
Income (loss) from investment operations:
Net investment income	$0.39	0.40	0.37	0.34	0.35
Net realized and unrealized gain (loss) on investments	$(0.48)	0.09	(0.11)	(0.21)	0.12
Total from investment operations	$(0.09)	0.49	0.26	0.13	0.47
Less distributions from:
Net investment income	$0.39	0.40	0.37	0.34	0.35
Net realized gains on investments	$—	0.07	0.11	0.07	0.21
Total distributions	$0.39	0.47	0.48	0.41	0.56
Net asset value, end of year	$9.82	10.30	10.28	10.50	10.78
Total Return(1)%	(0.87)	4.83	2.55	1.19	4.41
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$22,963	22,697	22,864	23,296	24,082
Ratios to average net assets:
Gross expenses prior to expense waiver %	0.89	0.95	1.13	1.13	1.27
Net expenses after expense waiver(2)%	0.87	0.87	1.06	1.10	1.15
Net investment income after expense waiver(2)%	3.89	3.83	3.55	3.19	3.23
Portfolio turnover rate %	7	47	32	22	31

	Class B
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$10.29	10.27	10.50	10.77	10.86
Income (loss) from investment operations:
Net investment income	$0.32	0.32	0.29	0.26	0.27
Net realized and unrealized gain (loss) on investments	$(0.48)	0.09	(0.12)	(0.20)	0.12
Total from investment operations	$(0.16)	0.41	0.17	0.06	0.39
Less distributions from:
Net investment income	$0.32	0.32	0.29	0.26	0.27
Net realized gains on investments	$—	0.07	0.11	0.07	0.21
Total distributions	$0.32	0.39	0.40	0.33	0.48
Net asset value, end of year	$9.81	10.29	10.27	10.50	10.77
Total Return(1)%	(1.63)	4.05	1.68	0.54	3.63
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$2,660	2,574	3,032	3,041	2,643
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	1.64	1.70	1.78	1.78	1.92
Net expenses after expense waiver/recoupment(2)%	1.62	1.62	1.81	1.85	1.90
Net investment income after expense waiver/recoupment(2)%	3.14	3.09	2.79	2.44	2.48
Portfolio turnover rate %	7	47	32	22	31

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.
(2)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

See Accompanying Notes to Financial Statements

ING NATIONAL TAX-EXEMPT BOND FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$10.30	10.28	10.50	10.78	10.87
Income (loss) from investment operations:
Net investment income	$0.32	0.32	0.29	0.26	0.27
Net realized and unrealized gain (loss) on investments	$(0.48)	0.09	(0.11)	(0.21)	0.12
Total from investment operations	$(0.16)	0.41	0.18	0.05	0.39
Less distributions from:
Net investment income	$0.32	0.32	0.29	0.26	0.27
Net realized gains on investments	$—	0.07	0.11	0.07	0.21
Total distributions	$0.32	0.39	0.40	0.33	0.48
Net asset value, end of year	$9.82	10.30	10.28	10.50	10.78
Total Return(1)%	(1.62)	4.04	1.77	0.49	3.63
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$3,263	1,858	1,665	1,806	1,104
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment %	1.64	1.70	1.80	1.78	1.92
Net expenses after expense waiver/recoupment(2)%	1.62	1.62	1.81	1.85	1.90
Net investment income after expense waiver/recoupment(2)%	3.14	3.07	2.80	2.44	2.49
Portfolio turnover rate %	7	47	32	22	31

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.
(2)

The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

See Accompanying Notes to Financial Statements

ING CLASSIC MONEY MARKET FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class A
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	1.00	1.00	1.00	1.00
Income from investment operations:
Net investment income	$0.04	0.05	0.03	0.01	0.00	*
Total from investment operations	$0.04	0.05	0.03	0.01	0.00	*
Less distributions from:
Net investment income	$0.04	0.05	0.03	0.01	0.00	*
Total distributions	$0.04	0.05	0.03	0.01	0.00	*
Net asset value, end of year	$1.00	1.00	1.00	1.00	1.00
Total Return(1)%	4.39	4.63	3.07	1.02	0.44
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$1,498,016	921,623	656,731	550,091	398,997
Ratios to average net assets:
Gross expenses prior to expense waiver %	1.11	1.11	1.10	1.08	1.16
Net expenses after expense waiver(2)%	0.77	0.77	0.77	0.77	0.77
Net investment income after expense waiver(2)%	4.22	4.55	3.07	1.06	0.44

	Class B
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	1.00	1.00	1.00	1.00
Income from investment operations:
Net investment income	$0.04	0.04	0.02	0.01	0.00	*
Total from investment operations	$0.04	0.04	0.02	0.01	0.00	*
Less distributions from:
Net investment income	$0.04	0.04	0.02	0.01	0.00	*
Total distributions	$0.04	0.04	0.02	0.01	0.00	*
Net asset value, end of year	$1.00	1.00	1.00	1.00	1.00
Total Return(1)%	3.77	4.00	2.46	0.57	0.15
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$19,793	23,333	23,995	26,941	816
Ratios to average net assets:
Gross expenses prior to expense waiver %	1.36	1.36	1.34	1.33	1.41
Net expenses after expense waiver(2)%	1.36	1.36	1.34	1.33	1.07
Net investment income after expense waiver(2)%	3.74	3.95	2.43	0.94	0.15

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.
(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
*	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING CLASSIC MONEY MARKET FUND (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class C
	Year Ended March 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of year	$1.00	1.00	1.00	1.00	1.00
Income from investment operations:
Net investment income	$0.04	0.04	0.02	0.01	0.00	*
Total from investment operations	$0.04	0.04	0.02	0.01	0.00	*
Less distributions from:
Net investment income	$0.04	0.04	0.02	0.01	0.00	*
Total distributions	$0.04	0.04	0.02	0.01	0.00	*
Net asset value, end of year	$1.00	1.00	1.00	1.00	1.00
Total Return(1)%	3.76	3.99	2.46	0.58	0.14
Ratios and Supplemental Data:
Net assets, end of year (000’s)	$15,511	4,345	4,868	3,932	546
Ratios to average net assets:
Gross expenses prior to expense waiver %	1.36	1.36	1.34	1.33	1.41
Net expenses after expense waiver(2)%	1.36	1.36	1.34	1.33	1.07
Net investment income after expense waiver(2)%	3.59	3.96	2.47	0.78	0.15

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value.
(2)	The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.
*	Amount is less than $0.005.

See Accompanying Notes to Financial Statements

ING INSTITUTIONAL PRIME MONEY MARKET FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I				Class IS
	Year Ended March 31,			July 29, 2005(1) to March 31,	December 5, 2007(1) to March 31, 2008
	2008		2007	2006
Per Share Operating Performance:
Net asset value, beginning of period	$1.00		1.00	1.00	1.00
Income from investment operations:
Net investment income	$0.05		0.05	0.03	0.01
Total from investment operations	$0.05		0.05	0.03	0.01
Less distributions from:
Net investment income	$0.05		0.05	0.03	0.01
Net realized gain on investments	$0.00	*	—	—	—
Total distributions	$0.05	*	0.05	0.03	0.01
Net asset value, end of period	$1.00		1.00	1.00	1.00
Total Return(2)%	5.00		5.25	2.70	1.35
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$800,049		724,330	179,659	1
Ratios to average net assets:
Gross expenses prior to expense waiver/recoupment(3)%	0.12		0.16	0.19	0.22
Net expenses after expense waiver/recoupment(3)(4)%	0.12		0.16	0.17	0.20
Net investment income after expense waiver/recoupment(3)(4)%	4.95		5.17	4.14	4.19

(1)	Commencement of operations.
(2)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)	Annualized for periods less than one year.
(4)

The Investment Adviser has agreed to limit expenses, (excluding interest taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

* Amount is less than $0.005.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008

NOTE 1 — ORGANIZATION

Organization. ING Funds Trust (“Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized on August 6, 1998 and was established under a Trust Instrument dated July 30, 1998. It consists of six separately managed series: ING GNMA Income Fund (“GNMA Income”), ING High Yield Bond Fund (“High Yield Bond”), ING Intermediate Bond Fund (“Intermediate Bond”), ING National Tax-Exempt Bond Fund (“National Tax-Exempt Bond”), ING Classic Money Market Fund (“Classic Money Market”) and ING Institutional Prime Money Market Fund (“Institutional Money Market”) (each, a “Fund” and collectively, the “Funds”).

The investment objective of each Fund is described in each Fund’s prospectus.

Each Fund, except Institutional Money Market, offers at least three of the following classes of shares: Class A, Class B, Class C, Class I, Class O, Class Q, Class R and W. Institutional Money Market offers Class I and Class IS shares. The separate classes of shares differ principally in the applicable sales charges (if any), transfer agent fees, distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Common expenses of the Funds (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Fund in proportion to its relative daily net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Fund. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

Class B shares of the Funds (except Classic Money Market) are closed to new investment, provided that (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B shares of a Fund; (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex; and (3) certain qualified retirement plans may purchase Class B shares of the Funds, where the Funds have received information reasonably satisfactory indicating that intermediaries maintaining these plans are unable for administrative reasons to effect the closure immediately.

Effective January 2, 2007, Class M shareholders of GNMA Income were converted to Class A shares of GNMA Income. In addition, GNMA Income does not impose any front-end sales charge (load) on purchases of Class A shares of the Fund by its former Class M shareholders.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.	Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the- counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by marketmakers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Trustees (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by a Fund closes but before the time that a Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under a Fund’s valuation procedures. Events after the close of trading on a foreign market that could require a Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which approximates market value.

Classic Money Market and Institutional Money Market use the amortized cost method to value their portfolio securities, which approximates market value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates or the market value of the security.

B.	Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.	Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market values. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.	Foreign Currency Transactions and Futures Contracts. High Yield Bond, Intermediate Bond and National Tax-Exempt Bond may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

High Yield Bond, Intermediate Bond and Institutional Money Market may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.	Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. All Funds, with the exception of GNMA Income, declare dividends daily and pay dividends monthly. GNMA Income declares and pays dividends monthly. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.	Federal Income Taxes. It is the policy of the Funds to comply with Subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.

Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

reporting period. Actual results could differ from those estimates.

H.	Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it may incur disposition costs in liquidating the collateral.

I.	Securities Lending. Each Fund (except GNMA Income) has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.	Illiquid and Restricted Securities. Classic Money Market and Institutional Money Market Funds may not invest more than 10% of their net assets in illiquid securities and all other Funds may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. With the exception to the Classic Money Market and Institutional Money Market Funds, illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K.	Delayed-Delivery or When-Issued Transactions. The Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund (except GNMA Income) may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.

L.

Mortgage Dollar Roll Transactions. Each Fund (except National Tax-Exempt Bond) may engage in dollar roll transactions with respect to mortgage-backed securities issued or to be issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type,

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

M.	Options Contracts. High Yield Bond and Intermediate Bond may purchase put and call options and may write (sell) put options and covered call options. High Yield Bond and Intermediate Bond may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. High Yield Bond and Intermediate Bond will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that High Yield Bond and Intermediate Bond give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that High Yield Bond and Intermediate Bond may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that High Yield Bond and Intermediate Bond pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

N.	Swap Contracts. High Yield Bond, Intermediate Bond and National Tax-Exempt Bond may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap.

Derivatives are also subject to credit risks related to the counterparty’s ability to perform, and any deterioration in the counterparty’s creditworthiness could adversely affect the instrument.

O.	Construction Loan Securities. GNMA Income may purchase construction loan securities, which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated and project loan securities are issued. It is GNMA Income’s policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

P.	Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended March 31, 2008, the cost of purchases and proceeds from the sales of securities excluding short-term securities, were as follows:

	Purchases	Sales
GNMA Income	$9,715,090	$926,973
High Yield Bond	87,181,927	119,266,633
Intermediate Bond	493,866,776	403,191,471
National Tax-Exempt Bond	3,745,306	1,782,190

U.S. Government Securities not included above were as follows:

	Purchases	Sales
GNMA Income	$216,781,600	$185,025,312
High Yield Bond	3,199,793	3,295,477
Intermediate Bond	5,093,056,123	5,117,437,823

NOTE 4 — TRANSACTIONS IN WRITTEN OPTIONS

Written option activity for Intermediate Bond for the year ended March 31, 2008 was as follows:

	Number of Contracts	Premium
Balance at 03/31/07	—	$—
Options Written	1,604	316,790
Options Terminated in Closing Purchase Transactions	(1,604)	(316,790)

Balance at 03/31/08	—	$—

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

NOTE 5 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the ”Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Funds. The Investment Adviser serves pursuant to an investment management agreement (“Management Agreement”) between the Investment Adviser and the Trust, on behalf of the Funds.

The Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For GNMA Income — 0.47% on first $1 billion, 0.40% on next $4 billion and 0.35% on assets thereafter; for High Yield Bond — 0.51% on first $1 billion, 0.45% on next $4 billion and 0.40% on assets thereafter; for Intermediate Bond — 0.17%; for National Tax-Exempt Bond — 0.30%; for Classic Money Market — 0.25%; and for Institutional Money Market — 0.08%.

ING Investment Management Co. (“ING IM”), a Connecticut corporation, serves as the sub-adviser to the Funds. The Investment Adviser has entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

Certain ING Funds sub-advised by ING IM are permitted to invest end-of-day cash balances into Institutional Money Market. Investment management fees paid by the Funds will be reduced by an amount equal to the management fees paid indirectly to Institutional Money Market with respect to assets invested by the Funds. For the year ended March 31, 2008, High Yield Bond and Intermediate Bond waived $390 and $45,875, respectively. These fees are not subject to recoupment.

ING Funds Services, LLC (“IFS”), acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund, with the exception of Classic Money Market and Institutional Money Market, a fee at an annual rate of 0.10% of its average daily net assets.

ING Funds Distributor, LLC (the “Distributor” or “IFD”) is the principal underwriter of the Funds. The Distributor, IFS, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial service organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 6 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except Class I and Class W and as otherwise noted below) has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act and/or a Service Plan (the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by certain of the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to payment each month for expenses incurred in the distribution and promotion of certain of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:

	Class A	Class B	Class C	Class IS	Class O	Class Q	Class R
GNMA Income	0.25%	1.00%	1.00%	N/A	N/A	0.25%	N/A
High Yield Bond	0.25%	1.00%	1.00%	N/A	N/A	N/A	N/A
Intermediate Bond	0.25%	1.00%	1.00%	N/A	0.25%	N/A	0.50%
National Tax-Exempt Bond	0.25%	1.00%	1.00%	N/A	N/A	N/A	N/A
Classic Money Market(1)	0.75%	1.00%	1.00%	N/A	N/A	N/A	N/A
Institutional Money Market	N/A	N/A	N/A	0.10%	N/A	N/A	N/A

(1)	The Distributor has contractually agreed to waive a portion of the distribution fee for Class A of Classic Money Market to the extent necessary for expenses not to exceed 0.77%. The fee waiver will continue through at least August 1, 2008. There is no guarantee that this waiver will continue after that date.

During the year ended March 31, 2008, the Distributor voluntarily waived $3,792,251 of the Class A Distribution and Service Fees for Classic Money Market. This amount is not subject to recoupment.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares of the Funds, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended March 31, 2008, the Distributor retained the following amounts in sales charges:

	Class A Shares	Class C Shares
Initial Sales Charges
GNMA Income	$18,105	N/A
High Yield Bond	6,386	N/A
Intermediate Bond	31,702	N/A
National Tax-Exempt Bond	1,405	N/A
Contingent Deferred Sales Charge
GNMA Income	8,293	$8,748
High Yield Bond	9,712	505
Intermediate Bond	20,021	7,432
National Tax-Exempt Bond	—	492
Classic Money Market	92	10,678

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At March 31, 2008, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
GNMA Income	$242,660	$51,629	$176,674	$470,963
High Yield Bond	50,980	10,007	47,291	108,278
Intermediate Bond	184,480	114,740	295,897	595,117
National Tax-Exempt Bond	7,291	2,430	9,733	19,454
Classic Money Market	325,038	—	578,487	903,525
Institutional Money Market	52,217	—	—	52,217

At March 31, 2008, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Funds:

ING Intermediate Bond — Institutional Money Market (27.25%).

ING Life Insurance & Annuity — GNMA Income (19.98%); Intermediate Bond (20.40%); and National Tax Exempt Bond (64.47%).

ING National Trust — GNMA Income (7.31%) and Intermediate Bond (18.65%).

ING VP Intermediate Bond — Institutional Money Market (5.93%).

Security Life of Denver Insurance — Institutional Money Market (6.23%).

The Trust has adopted a Retirement Policy (“Policy”) covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy.

NOTE 8 — EXPENSE LIMITATIONS

Pursuant to a written expense limitation agreement (“Expense Limitation Agreement”) with the Funds, the Investment Adviser has agreed to limit expenses of each Fund, excluding interest, taxes, brokerage and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)
	Class A	Class B	Class C	Class I	Class O	Class Q	Class R	Class W
GNMA Income	0.97%	1.72%	1.72%	0.67%	N/A	0.92%	N/A	0.72%
High Yield Bond	1.10%	1.85%	1.85%	N/A	N/A	N/A	N/A	N/A
Intermediate Bond	0.69%	1.44%	1.44%	0.38%	0.69%	N/A	0.94%	0.44%
National Tax-Exempt Bond	0.87%	1.62%	1.62%	N/A	N/A	N/A	N/A	N/A
Classic Money Market	0.77%	1.41%	1.41%	N/A	N/A	N/A	N/A	N/A

The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage, and extraordinary expenses to 0.17% and 0.20% of Institutional Money Market’s Class I and Class IS shares’ average daily net assets.

The Investment Adviser may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of March 31, 2008, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	March 31,
	2009	2010	2011	Total
High Yield Bond	$113,342	$4,936	$76,385	$194,663
Intermediate Bond	77,333	410,687	449,032	937,052
National Tax-Exempt Bond	4,415	14,521	5,237	24,173
Institutional Money Market	22,801	—	—	22,801

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments or the Registrant provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term or upon termination of the Management Agreement.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

NOTE 9 — LINE OF CREDIT

All of the Funds included in this report with the exception of GNMA Income, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon Corporation (“BNY”) for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Funds utilized the line of credit during the year ended March 31, 2008:

Fund	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
High Yield Bond	71	$1,143,380	4.67%
Intermediate Bond	14	1,128,571	4.24

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A		Class B		Class C
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007
GNMA Income (Number of Shares)
Shares sold	13,295,384	12,317,038	437,820	418,493	1,367,117	1,638,013
Shares issued in exchange	—	16,260	—	—	—	—
Dividends reinvested	2,332,664	2,562,078	152,403	219,336	96,868	110,704
Shares redeemed	(16,975,900)	(13,943,804)	(2,233,087)	(3,127,106)	(1,689,895)	(1,495,606)

Net increase (decrease) in shares outstanding	(1,347,852)	951,572	(1,642,864)	(2,489,277)	(225,910)	253,111

GNMA Income ($)
Shares sold	$111,307,657	$102,165,092	$3,652,586	$3,440,663	$11,389,473	$13,544,694
Proceeds from shares issued in exchange	—	135,446	—	—	—	—
Dividends reinvested	19,443,233	21,176,600	1,263,888	1,803,444	804,733	912,233
Shares redeemed	(141,608,970)	(115,414,682)	(18,492,001)	(25,729,304)	(14,019,238)	(12,329,180)

Net increase (decrease)	$(10,858,080)	$8,062,456	$(13,575,527)	$(20,485,197)	$(1,825,032)	$2,127,747

	Class I		Class M(1)
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007
GNMA Income (Number of Shares)
Shares sold	1,058,318	388,666	—	21
Shares issued in exchange	—	—	—	(16,260)
Dividends reinvested	89,754	110,547	—	539
Shares redeemed	(389,044)	(1,002,531)	—	(7,596)

Net increase (decrease) in shares outstanding	759,028	(503,318)	—	(23,296)

GNMA Income ($)
Shares sold	$8,931,369	$3,217,751	$—	$183
Proceeds from shares issued in exchange	—	—	—	(135,446)
Dividends reinvested	749,949	914,120	—	4,454
Shares redeemed	(3,262,020)	(8,303,394)	—	(87,845)

Net increase (decrease)	$6,419,298	$(4,171,523)	$—	$(218,654)

(1)	Effective January 2, 2007, Class M shareholders of GNMA Income were converted to Class A shares of the Fund.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class Q		Class W
	Year Ended March 31, 2008	Year Ended March 31, 2007	December 17, 2007(1) to March 31, 2008
GNMA Income (Number of Shares)
Shares sold	—	—	121
Dividends reinvested	258	409	—
Shares redeemed	(1,575)	(3,921)	—

Net increase (decrease) in shares outstanding	(1,317)	(3,512)	121

GNMA Income ($)
Shares sold	$—	$—	$1,012
Dividends reinvested	2,156	3,383	—
Shares redeemed	(13,228)	(32,778)	—

Net increase (decrease)	$(11,072)	$(29,395)	$1,012

	Class A		Class B		Class C
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007
High Yield Bond (Number of Shares)
Shares sold	1,957,940	3,615,770	164,500	266,421	163,499	191,105
Dividends reinvested	437,243	378,969	146,217	195,187	50,854	53,837
Shares redeemed	(3,432,085)	(3,780,937)	(1,972,463)	(4,352,976)	(670,400)	(538,454)

Net increase (decrease) in shares outstanding	(1,036,902)	213,802	(1,661,746)	(3,891,368)	(456,047)	(293,512)

High Yield Bond ($)
Shares sold	$16,868,207	$31,635,027	$1,437,462	$2,319,953	$1,410,576	$1,677,325
Dividends reinvested	3,732,494	3,326,451	1,249,800	1,707,325	434,743	472,060
Shares redeemed	(29,522,311)	(33,073,507)	(17,052,526)	(38,030,482)	(5,744,536)	(4,706,725)

Net increase (decrease)	$(8,921,610)	$1,887,971	$(14,365,264)	$(34,003,204)	$(3,899,217)	$(2,557,340)

	Class A		Class B		Class C
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007
Intermediate Bond (Number of Shares)
Shares sold	28,480,011	25,965,894	667,018	656,261	2,826,619	2,984,740
Dividends reinvested	2,585,103	2,435,262	111,904	147,555	162,165	168,367
Shares redeemed	(20,443,641)	(16,600,890)	(1,621,452)	(1,884,209)	(2,743,516)	(2,413,668)

Net increase (decrease) in shares outstanding	10,621,473	11,800,266	(842,530)	(1,080,393)	245,268	739,439

Intermediate Bond ($)
Shares sold	$291,815,645	$263,447,770	$6,838,389	$6,636,660	$28,975,277	$30,296,219
Dividends reinvested	26,419,666	24,727,335	1,140,978	1,494,084	1,655,216	1,707,577
Shares redeemed	(208,958,106)	(168,607,669)	(16,510,460)	(19,047,257)	(27,976,194)	(24,468,594)

Net increase (decrease)	$109,277,205	$119,567,436	$(8,531,093)	$(10,916,513)	$2,654,299	$7,535,202

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class I		Class O		Class R
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007
Intermediate Bond (Number of Shares)
Shares sold	11,692,938	10,117,583	1,596,051	2,350,555	1,277,986	505,198
Dividends reinvested	1,312,640	1,030,404	222,259	220,506	43,112	3,191
Shares redeemed	(4,367,322)	(2,816,154)	(1,485,374)	(1,642,376)	(211,711)	(43,432)

Net increase in shares outstanding	8,638,256	8,331,833	332,936	928,685	1,109,387	464,957

Intermediate Bond ($)
Shares sold	$119,958,808	$103,002,028	$16,381,132	$23,813,433	$13,062,349	$5,186,803
Dividends reinvested	13,418,464	10,468,517	2,272,058	2,240,145	442,337	32,649
Shares redeemed	(44,696,824)	(28,589,953)	(15,169,338)	(16,637,324)	(2,171,893)	(441,991)

Net increase	$88,680,448	$84,880,592	$3,483,852	$9,416,254	$11,332,793	$4,777,461

	Class W
	December 17, 2007(1) to March 31, 2008
Intermediate Bond (Number of Shares)
Shares sold	43,677
Dividends reinvested	62

Net increase in shares outstanding	43,739

Intermediate Bond ($)
Shares sold	$445,265
Dividends reinvested	621

Net increase	$445,886

	Class A		Class B		Class C
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007
National Tax-Exempt Bond (Number of Shares)
Shares sold	219,687	144,957	127,657	76,125	211,875	90,281
Dividends reinvested	6,772	7,130	4,234	4,451	1,785	1,965
Shares redeemed	(92,323)	(172,352)	(110,973)	(125,551)	(61,775)	(73,821)

Net increase (decrease) in shares outstanding	134,136	(20,265)	20,918	(44,975)	151,885	18,425

National Tax-Exempt Bond ($)
Shares sold	$2,208,670	$1,495,877	$1,285,805	$785,282	$2,129,522	$937,766
Dividends reinvested	67,952	73,567	42,455	45,884	17,900	20,274
Shares redeemed	(933,578)	(1,760,695)	(1,117,704)	(1,293,075)	(621,897)	(758,629)

Net increase (decrease)	$1,343,044	$(191,251)	$210,556	$(461,909)	$1,525,525	$199,411

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class A		Class B		Class C
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007
Classic Money Market (Number of Shares)
Shares sold	1,226,855,371	606,768,162	15,206,372	11,233,378	24,529,864	5,158,087
Dividends reinvested	47,138,864	34,927,509	698,221	842,041	298,495	191,563
Shares redeemed	(697,664,762)	(376,859,280)	(19,445,930)	(12,739,589)	(13,663,699)	(5,872,862)

Net increase (decrease) in shares outstanding	576,329,473	264,836,391	(3,541,337)	(664,170)	11,164,660	(523,212)

Classic Money Market ($)
Shares sold	$1,226,855,371	$606,768,162	$15,206,372	$11,233,378	$24,529,864	$5,158,087
Dividends reinvested	47,138,864	34,927,509	698,221	842,041	298,495	191,563
Shares redeemed	(697,664,762)	(376,859,280)	(19,445,930)	(12,739,589)	(13,663,699)	(5,872,862)

Net increase (decrease)	$576,329,473	$264,836,391	$(3,541,337)	$(664,170)	$11,164,660	$(523,212)

	Class I		Class IS
	Year Ended March 31, 2008	Year Ended March 31, 2007	December 5, 2007(1) to March 31, 2008
Institutional Money Market (Number of Shares)
Shares sold	12,985,910,058	2,451,588,496	1,001
Dividends reinvested	7,988,771	5,275,844	—
Shares redeemed	(12,917,901,065)	(1,912,202,768)	—

Net increase in shares outstanding	75,997,764	544,661,572	1,001

Institutional Money Market ($)
Shares sold	$12,985,910,058	$2,451,588,496	$1,001
Dividends reinvested	7,988,771	5,275,844	—
Shares redeemed	(12,917,901,065)	(1,912,202,768)	—

Net increase	$75,997,764	$544,661,572	$1,001

(1)	Commencement of operations.

NOTE 11 — CREDIT RISK AND DEFAULTED SECURITIES

Although each Fund has a diversified portfolio, High Yield Bond and Intermediate Bond may invest in lower rated and comparable quality unrated high yield securities. Investments in high-yield debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High-yield debt securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The prices of high-yield debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At March 31, 2008, the Funds did not hold any defaulted securities.

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

Corporate Debt Securities (High Yield Bond, Intermediate Bond and Classic Money Market). Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund’s debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Credit Risk (GNMA Income, High Yield Bond, Intermediate Bond and National Tax-Exempt Bond). A Portfolio could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

(continued)

bonds are especially subject to credit risk and are considered to be mostly speculative in nature.

Foreign Securities (High Yield Bond, Intermediate Bond, Classic Money Market and Institutional Money Market). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Emerging Markets Investments (High Yield Bond). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; overdependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

High-Yield, Lower-Grade Debt Securities Risk (High-Yield Bond and Intermediate Bond). High-yield debt securities (commonly referred to as “junk bonds”) generally present greater credit risk that an issuer cannot make timely payment of interest or principal payments than an issuer of a higher quality debt security, and typically have greater potential price volatility and principal and income risk. Changes in interest rates, the market’s perception of the issuers and the credit worthiness of the issuers may significantly affect the value of these bonds. High-yield bonds are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments. The secondary market in which high-yield securities are traded may be less liquid than the market for higher grade bonds. It may be more difficult to value less liquid high-yield securities, and determination of their value may involve elements of judgment.

Interests in Loans (National Tax-Exempt Bond). Participation interests or assignments are secured variable or floating rate loans, which include participation interests in lease financing. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund’s investment. Many loans are relatively illiquid, and may be difficult to value.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of March 31, 2008:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
GNMA Income	$(2,870,184)	$1,362,466	$1,507,718
High Yield Bond	(77,758,132)	(134,088)	77,892,220
Intermediate Bond	—	(7,058,651)	7,058,651
Institutional Money Market	—	(53,219)	53,219

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended March 31, 2008		Year Ended March 31, 2007
	Ordinary Income	Tax-Exempt Income	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains

GNMA Income	$26,757,185	$—	$30,072,600	$—	$—

High Yield Bond	10,627,218	—	11,431,535	—	—

Intermediate Bond	56,231,038	—	49,839,121	—	—

National Tax-Exempt Bond	6,799	1,032,213	79,219	978,363	143,303

Classic Money Market	48,689,908	—	36,322,117	—	—

Institutional Money Market	43,925,295	—	16,054,400	—	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2008 were:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Unrealized Appreciation/ (Depreciation)	Post October Currency Losses Deferred	Post-October Capital Losses Deferred	Capital Loss Carryforwards	Expiration Dates
GNMA Income	$1,469,185	$—	$11,541,240	$—	$(413,532)	$(527,639)	2010
						(1,081,784)	2012
						(6,961,357)	2013
						(3,281,376)	2014
						(1,506,711)	2016

						$(13,358,867)

High Yield Bond	1,010,445	—	(10,283,415)	(2,432)	(4,000,614)	(115,139,658)	2009
						(79,792,137)	2010
						(69,190,309)	2011
						(6,099,584)	2012
						(126,079)	2014
						(16,938,959)	2015

						$(287,286,726)

Intermediate Bond	44,541,382	—	(67,390,094)	(4,075,631)	—	—
National Tax-Exempt Bond	—	77,798	(755,707)	—	(4,626)	(26,979)	2016
Classic Money Market	51,325	—	—	—	—	(23,545)	2013
						(42,453)	2014

						$(65,998)

Institutional Money Market	1,887,439	—	—	—	(223,882)	—

The Funds’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2003.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

NOTE 14 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board, the following securities have been deemed to be illiquid. Except for GNMA Income, the Funds may invest up to 15% (10% for Classic Money Market and Institutional Money Market) of their net assets in illiquid securities. Fair value for certain securities was determined by ING Funds Valuation Committee appointed by the Funds’ Board and in accordance with the methods specifically authorized by the Board.

Fund	Security	Principal Amount/ Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets
High Yield Bond	Comforce Corp.	92,950	10/24/04	$—	$930	0.0%
	Dayton Superior Corp.	3,100	10/24/04	—	31	0.0%
	GT Group Telecom, Inc.	500	03/19/03	—	—	0.0%
	North Atlantic Trading Co.	17,906	10/24/04	210,181	18	0.0%

				$210,181	$979	0.0%

Intermediate Bond	Alpine III, 3.620%, due 08/16/14	527,000	08/04/04	$527,170	$528,865	0.0%
	Alpine III, 4.020%, due 08/16/14	527,000	08/04/04	527,170	529,123	0.0%
	Alpine III, 5.820%, due 08/16/14	789,000	08/04/04	795,216	795,299	0.1%
	Alpine III, 9.070%, due 08/16/14	1,348,000	08/17/04	1,361,344	1,380,398	0.1%
	Nordea Kredit Realkreditaktieselskab, 6.000%, due 07/01/29	DKK 29	04/16/04	5	6	0.0%

				$3,210,905	$3,233,691	0.2%

Classic Money Market	Bear Stearns Cos, Inc., 2.758%, due 08/28/08	5,725,000	09/18/07	$5,725,000	$5,725,000	0.4%
	Bear Stearns Cos, Inc., 2.841%, due 08/05/08	5,800,000	09/12/07	5,800,000	5,800,000	0.4%
	Bear Stearns Cos, Inc., 3.456%, due 04/29/08	6,260,000	04/13/07	6,260,794	6,260,794	0.4%
	Bear Stearns Cos, Inc., 5.323%, due 07/02/08	7,400,000	07/09/07	7,347,127	7,347,127	0.5%
	Goldman Sachs Group, Inc., 3.030%, due 04/11/08	15,000,000	04/12/07	15,000,000	15,000,000	1.0%

				$40,132,921	$40,132,921	2.7%

Institutional Money Market	Bear Stearns Cos, Inc., 2.758%, due 08/28/08	500,000	09/18/07	$500,000	$500,000	0.1%
	Bear Stearns Cos, Inc., 3.456%, due 04/29/08	2,515,000	04/13/07	2,515,273	2,515,273	0.3%
	Bear Stearns Cos, Inc., 4.554%, due 07/02/08	1,763,000	06/01/07	1,751,739	1,751,739	0.2%
	Goldman Sachs Group, Inc., 3.030%, due 04/11/08	10,000,000	04/12/07	10,000,000	10,000,000	1.2%

				$14,767,012	$14,767,012	1.8%

NOTE 15 — SECURITIES LENDING

Under an agreement with Bank of New York Mellon Corporation (“BNY”), the Funds (except GNMA Income) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At March 31, 2008, the following Fund had securities on loan and related collateral with the following values:

Fund	Value of Securities Loaned	Value of Collateral
Intermediate Bond	$109,601,579	$112,034,000

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

NOTE 16 — SUBSEQUENT EVENTS

Subsequent to March 31, 2008, the following Funds declared dividends from net investment income:

	Per Share Amount	Payable Date	Record Date
GNMA Income
Class A	$0.0325	April 3, 2008	March 31, 2008
Class B	$0.0271	April 3, 2008	March 31, 2008
Class C	$0.0272	April 3, 2008	March 31, 2008
Class I	$0.0347	April 3, 2008	March 31, 2008
Class Q	$0.0327	April 3, 2008	March 31, 2008
Class W	$0.0350	April 3, 2008	March 31, 2008
Class A	$0.0300	May 5, 2008	April 30, 2008
Class B	$0.0243	May 5, 2008	April 30, 2008
Class C	$0.0249	May 5, 2008	April 30, 2008
Class I	$0.0321	May 5, 2008	April 30, 2008
Class Q	$0.0304	May 5, 2008	April 30, 2008
Class W	$0.0322	May 5, 2008	April 30, 2008
High Yield Bond
Class A	$0.0515	May 1, 2008	Daily
Class B	$0.0464	May 1, 2008	Daily
Class C	$0.0467	May 1, 2008	Daily
Intermediate Bond
Class A	$0.0227	May 1, 2008	Daily
Class B	$0.0147	May 1, 2008	Daily
Class C	$0.0148	May 1, 2008	Daily
Class I	$0.0268	May 1, 2008	Daily
Class O	$0.0227	May 1, 2008	Daily
Class R	$0.0210	May 1, 2008	Daily
Class W	$0.0277	May 1, 2008	Daily
National Tax-Exempt Bond
Class A	$0.0313	May 1, 2008	Daily
Class B	$0.0249	May 1, 2008	Daily
Class C	$0.0250	May 1, 2008	Daily
Classic Money Market
Class A	$0.0018	May 1, 2008	Daily
Class B	$0.0013	May 1, 2008	Daily
Class C	$0.0013	May 1, 2008	Daily
Institutional Money Market
Class I	$0.0023	May 1, 2008	Daily
Class IS	$0.0024	May 1, 2008	Daily

NOTE 17 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after

December 15, 2006, with early application permitted if no interim financial statements have been issued. Acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC indicated that they would not object if a fund implemented FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Funds has analyzed the tax positions of the Funds. Upon adoption of FIN 48, we identified no uncertain tax positions that have not met the more likely-than-not standard.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of March 31, 2008, management of the Funds is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting SFAS No. 157.

On March 19, 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (“SFAS No. 161”), “Disclosure about Derivative Instruments and Hedging Activities.” This new accounting statement requires enhanced disclosures about an entity’s derivative and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

NOTE 17 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

an entity invests in derivatives, (b) how derivatives are accounted for under Statement 133, and (c) how derivatives affect an entity’s financial position, financial performance, and cash flows. SFAS No. 161 also requires enhanced disclosures regarding credit-risk-related contingent features of derivative instruments. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of March 31, 2008, management of the Funds is currently assessing the impact of the expanded financial statement disclosures that will result from adopting SFAS No. 161.

NOTE 18 — INFORMATION REGARDING TRADING OF ING’s U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•

ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•	ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

NOTES TO FINANCIAL STATEMENTS AS OF MARCH 31, 2008 (CONTINUED)

NOTE 18 — INFORMATION REGARDING TRADING OF ING’s U.S. MUTUAL FUNDS (continued)

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request.

Other federal and state regulators could initiate similar actions in this or other areas of ING’s businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

ING GNMA INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008

Principal Amount		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS: 95.6%
Federal Home Loan Mortgage Corporation: 0.1%
$83,891	7.000%, due 11/01/14	$88,140
303,096	7.500%, due 12/01/14	317,888
79,632	7.500%, due 01/01/30	86,329
52,199	8.000%, due 01/01/30	56,685
38,380	9.500%, due 07/01/20	42,925

		591,967

Federal National Mortgage Association: 0.3%
57,207	6.500%, due 06/01/14	60,071
492,533	6.500%, due 02/01/29	515,362
383,285	6.600%, due 07/01/27	406,424
164,793	6.600%, due 09/01/27	174,746
58,339	6.600%, due 11/01/27	61,863
116,797	6.600%, due 03/01/28	123,851
134,900	6.600%, due 06/01/28	143,049
70,857	7.000%, due 03/01/15	74,475
108,085	7.500%, due 05/01/28	116,978
57,895	8.500%, due 08/01/11	61,498
31,323	8.500%, due 08/01/15	35,891
99,118	8.500%, due 09/01/15	113,572

		1,887,780

Government National Mortgage Association: 95.2%
735,626	4.000%, due 05/20/33	687,824
901,239	4.000%, due 01/15/34	846,270
757,438	4.000%, due 03/15/34	711,240
1,106,587	4.000%, due 08/20/35	1,031,312
1,958,558	4.500%, due 01/20/34	1,888,630
1,215,914	4.500%, due 03/20/34	1,172,501
325,716	4.500%, due 05/20/34	314,087
388,638	4.500%, due 06/20/34	374,762
2,003,504	4.500%, due 10/20/34	1,937,173
3,910,830	4.500%, due 08/15/35	3,802,070
521,783	4.500%, due 09/15/35	507,273
1,470,111	4.500%, due 10/20/35	1,417,103
4,210,947	4.500%, due 11/15/35	4,093,840
2,984,827	4.500%, due 03/20/36	2,883,990
4,899,670	4.750%, due 05/20/34	4,911,631
736,713	5.000%, due 05/15/18	749,271
1,088,352	5.000%, due 04/15/29	1,101,597
1,126,350	5.000%, due 04/15/30	1,138,388
1,299,481	5.000%, due 10/15/30	1,313,369
804,134	5.000%, due 05/15/33	805,772
911,649	5.000%, due 06/15/33	913,506
2,003,360	5.000%, due 07/15/33	2,007,441
838,696	5.000%, due 10/15/33	840,404
1,174,240	5.000%, due 10/20/33	1,168,774
3,001,606	5.000%, due 12/20/33	2,987,633
1,038,658	5.000%, due 02/20/34	1,033,527
879,858	5.000%, due 03/15/34	881,400
2,775,991	5.000%, due 04/15/34	2,780,113
530,140	5.000%, due 04/20/34	527,521
1,285,342	5.000%, due 06/20/34	1,278,992
600,465	5.000%, due 07/20/34	597,498
396,419	5.000%, due 09/20/34	394,460
1,714,890	5.000%, due 12/20/34	1,706,417
819,474	5.000%, due 01/15/35	820,719
1,897,993	5.000%, due 03/15/35	1,900,876
2,452,987	5.000%, due 04/15/35	2,456,713
670,379	5.000%, due 05/15/35	671,397
1,428,588	5.000%, due 05/20/35	1,424,751

Principal Amount		Value

$867,613	5.000%, due 06/15/35	$868,931
23,892,422	5.000%, due 11/20/35	23,828,248
4,399,743	5.000%, due 04/20/36	4,387,348
4,165,940	5.000%, due 05/20/36	4,154,204
1,771,298	5.000%, due 05/20/37	1,761,994
3,893,092	5.000%, due 12/20/37	3,872,644
4,112,175	5.000%, due 01/20/38	4,032,662
237,004	5.450%, due 02/15/29	242,040
102,085	5.450%, due 10/15/29	104,254
787,528	5.500%, due 08/20/24	813,131
32,677	5.500%, due 04/20/29	33,367
497,515	5.500%, due 10/15/32	508,810
1,504,850	5.500%, due 12/15/32	1,539,015
2,271,031	5.500%, due 03/15/33	2,321,949
2,184,864	5.500%, due 04/15/33	2,233,851
5,357,227	5.500%, due 05/15/33	5,477,342
2,626,394	5.500%, due 06/15/33	2,685,282
6,984,656	5.500%, due 07/15/33	7,140,138
433,980	5.500%, due 09/15/33	443,710
617,237	5.500%, due 10/15/33	631,077
9,331,520	5.500%, due 11/15/33	9,538,048
878,128	5.500%, due 11/20/33	894,390
2,032,243	5.500%, due 12/15/33	2,077,092
632,576	5.500%, due 12/20/33	644,292
2,693,319	5.500%, due 01/15/34	2,750,894
546,837	5.500%, due 01/20/34	556,733
3,028,550	5.500%, due 02/15/34	3,093,292
768,358	5.500%, due 03/15/34	785,262
1,031,008	5.500%, due 03/20/34	1,049,668
5,316,715	5.500%, due 04/15/34	5,432,335
7,363,877	5.500%, due 04/20/34	7,497,870
268,574	5.500%, due 05/15/34	274,483
1,541,259	5.500%, due 06/15/34	1,575,167
1,768,350	5.500%, due 06/20/34	1,802,214
1,447,487	5.500%, due 07/15/34	1,479,331
1,142,494	5.500%, due 07/20/34	1,165,308
8,426,488	5.500%, due 08/15/34	8,611,868
868,458	5.500%, due 08/20/34	884,175
7,408,501	5.500%, due 09/15/34	7,571,486
5,048,550	5.500%, due 10/15/34	5,159,618
186,898	5.500%, due 12/15/34	191,010
251,695	5.500%, due 12/20/34	256,251
4,593,219	5.500%, due 01/15/35	4,693,984
424,239	5.500%, due 01/20/35	431,889
1,510,754	5.500%, due 02/15/35	1,543,897
3,446,560	5.500%, due 03/15/35	3,522,171
2,308,875	5.500%, due 04/15/35	2,359,527
3,435,210	5.500%, due 05/15/35	3,510,571
1,289,889	5.500%, due 05/20/35	1,315,568
1,011,242	5.500%, due 06/15/35	1,033,426
847,553	5.500%, due 06/20/35	864,425
1,439,100	5.500%, due 07/15/35	1,470,671
1,272,132	5.500%, due 09/20/35	1,297,457
832,484	5.500%, due 11/15/35	850,747
3,071,462	5.500%, due 03/15/36	3,137,657
13,875,435	5.500%, due 03/20/36	14,143,834
901,771	5.500%, due 04/15/36	921,205
18,070,727	5.500%, due 04/20/36	18,423,609
2,275,703	5.500%, due 05/15/36	2,324,748
652,018	5.500%, due 06/15/36	666,071
23,855,284	5.500%, due 06/20/36	24,321,124
2,898,217	5.500%, due 07/15/36	2,960,679
617,979	5.500%, due 08/15/36	631,297

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Principal Amount		Value

Government National Mortgage Association (continued)
$13,436,436	5.500%, due 08/20/36	$13,698,820
815,263	5.500%, due 09/15/36	832,834
3,642,976	5.500%, due 10/15/36	3,721,488
3,400,492	5.500%, due 11/15/36	3,473,778
2,212,702	5.500%, due 12/15/36	2,260,389
5,278,202	5.500%, due 01/15/37	5,391,056
8,487,800	5.500%, due 07/20/37	8,645,276
9,862,309	5.630%, due 07/15/45	9,841,303
218,773	5.750%, due 11/20/27	225,176
292,147	5.750%, due 12/20/27	300,698
105,197	5.750%, due 02/20/28	108,248
825,025	5.750%, due 03/20/28	848,957
319,422	5.750%, due 04/20/28	328,687
183,961	5.750%, due 07/20/28	189,297
64,925	5.750%, due 01/20/29	66,797
114,723	5.750%, due 04/20/29	118,030
550,235	5.750%, due 07/20/29	566,095
147,796	6.000%, due 10/15/15	152,802
606,595	6.000%, due 10/15/25	629,974
1,767,886	6.000%, due 04/15/26	1,834,484
1,166,169	6.000%, due 10/20/27	1,209,210
643,857	6.000%, due 07/15/28	668,121
483,993	6.000%, due 08/15/28	502,232
913,753	6.000%, due 09/15/28	948,188
389,349	6.000%, due 02/15/29	404,020
316,227	6.000%, due 04/15/29	328,123
281,038	6.000%, due 05/15/29	291,233
146,803	6.000%, due 12/15/29	152,319
303,996	6.000%, due 02/15/32	315,053
1,711,602	6.000%, due 07/15/32	1,773,856
4,091,325	6.000%, due 08/15/32	4,242,024
8,324,925	6.000%, due 09/15/32	8,627,715
1,343,715	6.000%, due 11/15/32	1,392,588
1,087,366	6.000%, due 12/15/32	1,126,915
12,235,691	6.000%, due 01/15/33	12,674,353
1,221,542	6.000%, due 02/15/33	1,265,335
1,851,265	6.000%, due 03/15/33	1,917,634
422,597	6.000%, due 04/15/33	437,748
1,528,950	6.000%, due 05/15/33	1,583,765
3,300,288	6.000%, due 09/15/33	3,418,605
4,334,894	6.000%, due 10/15/33	4,490,304
1,182,633	6.000%, due 12/15/33	1,225,032
830,150	6.000%, due 01/15/34	858,103
771,098	6.000%, due 01/20/34	796,138
159,896	6.000%, due 02/15/34	165,280
1,528,065	6.000%, due 02/20/34	1,577,686
3,399,719	6.000%, due 03/20/34	3,510,120
523,018	6.000%, due 04/20/34	540,002
2,718,102	6.000%, due 05/20/34	2,806,368
161,340	6.000%, due 06/20/34	166,579
22,002,906	6.000%, due 07/20/34	22,717,410
2,567,479	6.000%, due 08/20/34	2,650,853
477,916	6.000%, due 09/15/34	494,678
898,345	6.000%, due 10/15/34	929,853
8,463,424	6.000%, due 10/20/34	8,741,798
9,241,438	6.000%, due 11/20/34	9,541,537
9,079,345	6.000%, due 12/20/34	9,374,180
2,240,150	6.000%, due 01/20/35	2,310,744
918,744	6.000%, due 02/20/35	947,697
1,473,731	6.000%, due 03/20/35	1,520,173
1,091,037	6.000%, due 04/20/35	1,125,419
250,984	6.000%, due 06/20/35	258,893

Principal Amount		Value

$978,776	6.000%, due 05/15/36	$1,011,787
1,963,289	6.000%, due 06/15/36	2,029,504
1,823,921	6.000%, due 07/15/36	1,885,435
1,283,246	6.000%, due 08/15/36	1,326,525
983,539	6.000%, due 09/15/36	1,016,711
1,730,235	6.000%, due 10/15/36	1,788,590
3,198,346	6.000%, due 01/20/37	3,297,778
4,416,346	6.000%, due 03/15/37	4,565,054
8,894,996	6.000%, due 04/20/37	9,184,906
4,579,048	6.000%, due 06/15/37	4,733,300
1,271,499	6.000%, due 09/20/37	1,312,940
135,008	6.250%, due 03/15/28	140,199
142,465	6.250%, due 04/15/28	147,943
396,199	6.250%, due 09/15/29	411,268
203,816	6.280%, due 01/20/26	212,297
542,915	6.280%, due 05/20/26	565,504
740,686	6.490%, due 01/15/28	777,987
296,770	6.500%, due 02/15/26	310,910
234,411	6.500%, due 03/15/28	245,239
165,569	6.500%, due 08/15/28	173,217
1,700,195	6.500%, due 11/15/28	1,778,732
299,962	6.500%, due 07/20/29	313,958
29,991	6.500%, due 05/15/31	31,348
1,141,416	6.500%, due 08/20/31	1,193,954
284,316	6.500%, due 09/15/31	297,186
1,770,531	6.500%, due 01/15/32	1,848,221
733,887	6.500%, due 02/15/32	766,090
102,325	6.500%, due 04/20/32	106,893
334,381	6.500%, due 07/20/32	349,309
380,703	6.500%, due 08/15/32	397,408
634,792	6.500%, due 10/20/33	662,057
1,802,577	6.500%, due 11/15/33	1,878,910
959,898	6.500%, due 11/20/33	1,001,126
521,018	6.500%, due 01/20/34	543,177
645,378	6.500%, due 02/20/34	672,826
384,238	6.500%, due 03/20/34	400,580
339,179	6.500%, due 08/20/34	353,605
2,817,100	6.500%, due 09/20/34	2,936,914
1,205,804	6.500%, due 10/20/34	1,257,088
1,373,745	6.500%, due 11/20/34	1,432,172
1,183,507	6.500%, due 12/20/34	1,233,843
550,866	6.500%, due 03/20/35	573,722
1,445,657	6.500%, due 04/20/36	1,504,284
1,184,314	6.500%, due 05/15/36	1,232,616
4,915,823	6.500%, due 09/15/36	5,116,315
2,936,865	6.500%, due 11/15/36	3,056,645
1,685,176	6.500%, due 12/15/36	1,753,906
14,222,894	6.500%, due 01/15/37	14,803,037
6,417,105	6.500%, due 02/15/37	6,678,854
1,123,970	6.500%, due 02/20/37	1,169,553
8,219,213	6.500%, due 03/15/37	8,554,469
808,429	6.500%, due 04/20/37	841,215
9,062,855	6.500%, due 10/20/37	9,439,551
275,959	6.600%, due 10/20/26	292,228
355,225	6.600%, due 02/20/27	375,984
108,693	6.600%, due 05/20/27	115,045
453,444	6.600%, due 06/20/27	479,942
393,758	6.600%, due 07/20/27	416,768
242,198	6.600%, due 09/20/27	256,351
325,236	6.600%, due 10/20/27	344,242
123,838	6.600%, due 12/20/27	131,075
330,551	6.600%, due 02/20/28	349,612
868,450	6.600%, due 07/20/28	918,530

See Accompanying Notes to Financial Statements

ING GNMA INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Principal Amount		Value

Government National Mortgage Association (continued)
$16,013	6.750%, due 08/15/28	$17,024
320,597	6.750%, due 10/15/28	340,827
59,109	6.750%, due 11/15/28	62,839
77,353	7.000%, due 09/15/23	82,889
20,363	7.000%, due 12/15/23	21,820
34,892	7.000%, due 04/15/26	37,382
189,969	7.000%, due 01/15/27	203,447
169,161	7.000%, due 11/15/27	181,162
277,404	7.000%, due 07/15/28	296,855
20,649	7.000%, due 07/15/29	22,089
53,121	7.000%, due 10/15/30	56,796
47,172	7.000%, due 05/15/31	50,399
581,958	7.000%, due 06/15/31	622,222
361,929	7.000%, due 09/15/31	386,696
149,636	7.000%, due 11/15/31	157,629
166,848	7.000%, due 12/15/31	178,265
1,992,103	7.000%, due 01/15/32	2,128,188
3,634,427	7.000%, due 02/15/32	3,882,703
2,461,294	7.000%, due 03/15/32	2,629,432
3,468,043	7.000%, due 04/15/32	3,704,952
3,021,663	7.000%, due 05/15/32	3,228,079
1,975,198	7.000%, due 07/15/32	2,110,128
246,073	7.000%, due 06/20/34	262,090
174,991	7.000%, due 07/20/34	186,381
1,992,225	7.000%, due 09/20/34	2,121,897
522,529	7.000%, due 10/20/34	556,539
752,993	7.000%, due 08/20/36	791,707
25,340	7.250%, due 01/15/29	27,154
79,496	7.500%, due 08/20/27	85,477
220,267	7.500%, due 12/15/28	237,751
377,619	7.500%, due 10/15/30	406,987
48,717	7.500%, due 12/15/30	52,506
56,908	7.500%, due 01/15/31	61,307
159,194	7.500%, due 10/15/31	171,501
88,846	7.500%, due 01/15/32	95,606
23,524	7.800%, due 05/15/19	25,567
31,424	7.800%, due 07/15/19	34,153
5,949	8.000%, due 03/20/24	6,498
37,113	8.000%, due 11/15/25	40,704
109,118	8.000%, due 07/15/26	119,722
141,502	8.000%, due 09/15/26	155,252
50,547	8.000%, due 09/20/26	55,257

Principal Amount			Value

$39,279		8.000%, due 12/15/26	$43,096
24,430		8.000%, due 04/15/27	26,799
62,073		8.000%, due 06/15/27	68,091
54,944		8.000%, due 07/15/27	60,270
26,680		8.000%, due 03/15/28	29,274
38,273		8.050%, due 07/15/19	41,727
41,139		9.000%, due 05/15/16	44,962
26,922		9.000%, due 07/15/16	29,424
10,048		9.500%, due 11/15/21	11,215

			589,384,831

Other U.S. Agency Obligations: 0.0%
19,204	C	Small Business Administration, 8.250%, due 11/01/11	19,524

			19,524

		Total U.S. Government Agency Obligations (Cost $580,342,862)	591,884,102

SHORT-TERM INVESTMENTS: 0.8%
U.S. Treasury Bills: 0.8%
5,000,000	Z	0.300%, due 05/22/08		4,997,822

		Total Short-Term Investments (Cost $4,997,822)		4,997,822

		Total Investments in Securities (Cost $585,340,684)*	96.4%	$596,881,924
		Other Assets and Liabilities - Net	3.6	22,260,083

		Net Assets	100.0%	$619,142,007

C	Bond may be called prior to maturity date.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$12,385,977
Gross Unrealized Depreciation	(844,737)

Net Unrealized Appreciation	$11,541,240

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008

Principal Amount			Value

CORPORATE BONDS/NOTES: 95.1%
Advertising: 0.4%
$455,000	C	Visant Corp., 7.625%, due 10/01/12	$444,763

			444,763

Airlines: 1.6%
800,000	C	AMR Corp., 8.608%, due 04/01/11	768,000
604,260	C	Continental Airlines, Inc., 7.461%, due 04/01/15	561,962
515,000		United Airlines, Inc., 6.932%, due 09/01/11	597,400

			1,927,362

Auto Manufacturers: 1.9%
1,678,750		Ford Motor Co., 5.579%, due 11/29/13	1,379,985
800,000	C	General Motors Corp., 7.125%, due 07/15/13	618,000
340,000	C	General Motors Corp., 8.375%, due 07/15/33	241,400

			2,239,385

Auto Parts & Equipment: 0.3%
355,000	C	United Components, Inc., 9.375%, due 06/15/13	327,044

			327,044

Banks: 2.4%
440,000	C	BAC Capital Trust VI, 5.625%, due 03/08/35	370,514
315,000	C	Bank of America Corp., 8.000%, due 01/30/18	315,910
463,000	C	National City Preferred Capital Trust I, 12.000%, due 12/29/49	463,000
695,000	C	SunTrust Capital VIII, 6.100%, due 12/15/36	551,920
600,000	C	Wachovia Corp., 7.980%, due 02/08/49	591,320
610,000	C	Wells Fargo Capital X, 5.950%, due 12/15/36	551,384

			2,844,048

Beverages: 0.9%
790,000	C	Constellation Brands, Inc., 7.250%, due 05/15/17	770,250
255,000	C	Constellation Brands, Inc., 8.375%, due 12/15/14	263,925

			1,034,175

Building Materials: 0.7%
825,000	C	Interline Brands, Inc., 8.125%, due 06/15/14	792,000

			792,000

Chemicals: 2.7%
610,000	C	Huntsman International, LLC, 7.875%, due 11/15/14	649,650
760,000	C	Momentive Performance Materials, Inc., 9.750%, due 12/01/14	685,900
700,000	&, C	Momentive Performance Materials, Inc., 10.125%, due 12/01/14	612,500

Principal Amount			Value

$720,000	@@, C	Nova Chemicals Corp., 7.863%, due 11/15/13	$606,600
650,000	C	PolyOne Corp., 8.875%, due 05/01/12	659,750

			3,214,400

Commercial Services: 3.3%
710,000	C	Alion Science and Technology Corp., 10.250%, due 02/01/15	404,700
440,000	C	Aramark Services, Inc., 6.739%, due 02/01/15	390,500
660,000	C	Aramark Services, Inc., 8.500%, due 02/01/15	664,950
1,140,000	#, C	Ashtead Capital, Inc., 9.000%, due 08/15/16	929,100
580,000	C	Hertz Corp., 8.875%, due 01/01/14	552,450
680,000	C	Hertz Corp., 10.500%, due 01/01/16	640,050
680,000	C	Neff Corp., 10.000%, due 06/01/15	326,400

			3,908,150

Computers: 1.5%
530,000	#, C	Ceridian Corp., 11.250%, due 11/15/15	454,475
530,000	&, #, C	Ceridian Corp., 12.250%, due 11/15/15	443,875
845,000	C	Sungard Data Systems, Inc., 9.125%, due 08/15/13	857,675

			1,756,025

Diversified Financial Services: 13.8%
705,000	#	Astoria Depositor Corp., 8.144%, due 05/01/21	729,675
700,000	#, C	Biomet, Inc., 10.000%, due 10/15/17	736,750
600,000	#, C	Biomet, Inc., 11.625%, due 10/15/17	603,000
780,000	#, C	Buffalo Thunder Development Authority, 9.375%, due 12/15/14	588,900
455,000		Ford Motor Credit Co., 5.460%, due 01/13/12	336,856
1,030,000		Ford Motor Credit Co., 8.708%, due 04/15/12	968,078
265,000		Ford Motor Credit Co., 7.800%, due 06/01/12	218,774
1,795,000		Ford Motor Credit Co., 9.875%, due 08/10/11	1,601,770
365,000		General Motors Acceptance Corp., 6.750%, due 12/01/14	258,626
1,480,000		General Motors Acceptance Corp., 6.875%, due 09/15/11	1,133,547
700,000	&, C	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., 8.875%, due 04/01/15	719,250

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Principal Amount			Value

Diversified Financial Services (continued)
$985,000	C, W	Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co., 9.750%, due 04/01/17	$985,000
670,000	C	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.750%, due 11/15/14	721,925
645,000	C	JP Morgan Chase Capital XVIII, 6.950%, due 08/17/36	595,842
535,000	C	KAR Holdings, Inc., 8.750%, due 05/01/14	478,825
980,000	&, #, C	Local TV Finance, LLC, 9.250%, due 06/15/15	790,125
1,010,000	#, C	Nuveen Investments, Inc., 10.500%, due 11/15/15	871,125
1,046,922	#, C	Piper Jaffray Equipment Trust Securities, 6.750%, due 04/01/11	989,342
670,000	&, C	PNA Intermediate Holding Corp., 10.065%, due 02/15/13	524,275
365,000	#, C	Rainbow National Services, LLC, 8.750%, due 09/01/12	375,038
720,000	C	Residential Capital Corp., 8.375%, due 06/30/10	365,400
405,000	C	Residential Capital Corp., 8.875%, due 06/30/15	198,450
380,000	C	Residential Capital, LLC, 8.000%, due 02/22/11	188,100
500,000	#, C	Snoqualmie Entertainment Authority, 9.125%, due 02/01/15	430,000
950,000	C	Universal City Florida Holding Co. I/II, 7.989%, due 05/01/10	926,250

			16,334,923

Electric: 6.5%
610,000	C	AES Corp., 8.000%, due 10/15/17	620,675
309,000	#, C	AES Corp., 8.750%, due 05/15/13	322,905
715,000	C	Edison Mission Energy, 7.000%, due 05/15/17	715,000
1,180,000	#, C	Energy Future Holdings, 10.875%, due 11/01/17	1,197,700
708,100	C	Homer City Funding, LLC, 8.734%, due 10/01/26	757,667
590,000	@@, #, C	Intergen NV, 9.000%, due 06/30/17	619,500
126,261	C	Midwest Generation, LLC, 8.300%, due 07/02/09	128,786
371,486	C	Midwest Generation, LLC, 8.560%, due 01/02/16	403,062
1,085,000	C	Mirant North America, LLC, 7.375%, due 12/31/13	1,101,275
350,000	C	Reliant Energy, Inc., 7.625%, due 06/15/14	349,125
395,000	C	Reliant Energy, Inc., 7.875%, due 06/15/17	395,000

Principal Amount			Value

$1,085,000	#, C	Texas Competitive Electric Holdings Co., LLC, 10.250%, due 11/01/15	$1,086,356

			7,697,051

Entertainment: 2.6%
1,125,000	C	AMC Entertainment, Inc., 11.000%, due 02/01/16	1,058,906
315,000	+, C	Marquee Holdings, Inc., 0.000%, (Step Rate 9.505%), due 08/15/14	237,038
435,000	#, C	Mashantucket Western Pequot Tribe, 8.500%, due 11/15/15	384,975
485,000	C	Pinnacle Entertainment, Inc., 8.250%, due 03/15/12	459,538
455,000	#, C	Shingle Springs Tribal Gaming Authority, 9.375%, due 06/15/15	404,950
670,000	C	Warner Music Group-Old, 7.375%, due 04/15/14	519,250

			3,064,657

Environmental Control: 2.6%
1,000,000	C	Allied Waste North America, Inc., 7.250%, due 03/15/15	1,003,750
1,280,000	C	Waste Services, Inc., 9.500%, due 04/15/14	1,232,000
865,000	C	WCA Waste Corp., 9.250%, due 06/15/14	867,163

			3,102,913

Food: 0.8%
590,000	C	Dean Foods Co., 7.000%, due 06/01/16	519,200
425,000	C	Stater Brothers Holdings, 8.125%, due 06/15/12	428,188

			947,388

Forest Products & Paper: 4.6%
600,000	@@	Abitibi-Consolidated, Inc., 7.500%, due 04/01/28	262,500
720,000	@@, C	Abitibi-Consolidated, Inc., 8.850%, due 08/01/30	327,600
855,000	@@, C	Catalyst Paper Corp., 8.625%, due 06/15/11	716,063
785,000	C	Domtar Corp., 5.375%, due 12/01/13	690,800
215,000	C	Domtar Corp., 7.125%, due 08/15/15	203,713
420,000	C	Exopack Holding Corp., 11.250%, due 02/01/14	386,400
140,000	#, C	Georgia-Pacific Corp., 7.000%, due 01/15/15	131,950
740,000	C	Georgia-Pacific Corp., 7.750%, due 11/15/29	625,300
1,015,000	C	NewPage Corp., 12.000%, due 05/01/13	1,022,613
270,000	C	Verso Paper Holdings, LLC and Verson Paper, Inc., 6.989%, due 08/01/14	229,500
685,000	C	Verso Paper Holdings, LLC and Verson Paper, Inc., 9.125%, due 08/01/14	664,450

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Principal Amount			Value

Forest Products & Paper (continued)
$250,000	C	Verso Paper Holdings, LLC and Verson Paper, Inc., 11.375%, due 08/01/16	$230,625

			5,491,514

Healthcare - Products: 1.1%
650,000	#, C	Bausch & Lomb, Inc., 9.875%, due 11/01/15	663,000
625,000	C	Boston Scientific Corp., 6.250%, due 11/15/15	585,938

			1,248,938

Healthcare - Services: 6.0%
690,000	C	Centene Corp., 7.250%, due 04/01/14	645,150
665,000	C	DaVita, Inc., 7.250%, due 03/15/15	651,700
1,465,000	C	HCA, Inc., 9.250%, due 11/15/16	1,523,600
1,380,000	&, C	HCA, Inc., 9.625%, due 11/15/16	1,435,200
830,000	C	Psychiatric Solutions, Inc., 7.750%, due 07/15/15	830,000
840,000	C	Sun Healthcare Group, Inc., 9.125%, due 04/15/15	814,800
625,000	C	United Surgical Partners International, Inc., 8.875%, due 05/01/17	590,625
645,000	&, C	United Surgical Partners International, Inc., 9.250%, due 05/01/17	599,850

			7,090,925

Holding Companies - Diversified: 0.6%
750,000	C	Atlantic Broadband Finance, LLC, 9.375%, due 01/15/14	663,750

			663,750

Home Builders: 0.2%
446,000	C	Stanley-Martin Communities, LLC, 9.750%, due 08/15/15	216,310

			216,310

Home Furnishings: 0.4%
445,000	C	Norcraft Cos. LP, 9.000%, due 11/01/11	450,563

			450,563

Household Products/Wares: 1.5%
525,000	C	American Achievement Corp., 8.250%, due 04/01/12	471,188
560,000	C	Jarden Corp., 7.500%, due 05/01/17	492,800
905,000	+, C	Visant Holding Corp., 0.000%, (Step Rate 10.250%), due 12/01/13	850,700

			1,814,688

Investment Companies: 1.0%
1,185,000	@@, C	Intelsat Bermuda Ltd., 11.250%, due 06/15/16	1,207,219

			1,207,219

Principal Amount			Value

Iron/Steel: 0.2%
$260,000	&, C	Metals USA Holdings Corp., 8.698%, due 07/01/12	$195,000

			195,000

Leisure Time: 0.5%
740,000	C	Travelport, LLC, 11.875%, due 09/01/16	632,700

			632,700

Lodging: 2.0%
600,000		Green Valley Ranch Gaming, 8.610%, due 08/06/14	477,750
665,000	#, C	Harrah’s Operating Co., Inc., 10.750%, due 02/01/16	563,588
1,015,000	C	MGM Mirage, 7.500%, due 06/01/16	918,575
575,000	#, C	Seminole Hard Rock Entertainment, Inc., 5.300%, due 03/15/14	458,563

			2,418,476

Media: 9.7%
540,000	C	American Media Operations, Inc., 10.250%, due 05/01/09	364,500
19,634	#, C	American Media Operations, Inc., 10.250%, due 05/01/09	13,253
180,000	C	Charter Communications Holdings II, LLC, 10.250%, due 10/01/13	155,250
1,110,000	#, C	Charter Communications Operating, LLC, 8.375%, due 04/30/14	1,004,550
600,000	#, C	Charter Communications, Inc., 10.875%, due 09/15/14	594,000
295,000		CSC Holdings, Inc., 7.625%, due 04/01/11	293,156
10,000		CSC Holdings, Inc., 8.125%, due 07/15/09	10,125
1,074,000	C	Dex Media West, LLC, 9.875%, due 08/15/13	937,065
135,000	C	Dex Media, Inc., 8.000%, due 11/15/13	99,225
870,000	C	Echostar DBS Corp., 7.125%, due 02/01/16	815,625
1,480,000	C	Idearc, Inc., 8.000%, due 11/15/16	965,700
525,000	#, C	ION Media Networks, Inc., 8.960%, due 01/15/13	395,063
690,000		Liberty Media, LLC, 8.250%, due 02/01/30	582,508
960,000	C	Mediacom Broadband, LLC, 8.500%, due 10/15/15	811,200
750,000	+, C	Nexstar Finance Holdings, LLC, 0.000%, (Step Rate 9.505%), due 04/01/13	732,188
1,070,000	C	Nexstar Finance, Inc., 7.000%, due 01/15/14	926,888
750,000	C	Nielsen Finance LLC/Nielsen Finance Co., 10.000%, due 08/01/14	750,000

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Principal Amount			Value

Media (continued)
$545,000	@@, C	Quebecor Media, Inc., 7.750%, due 03/15/16	$500,038
1,290,000	#, C	R.H. Donnelley Corp., 8.875%, due 10/15/17	812,700
950,000	C	Radio One, Inc., 6.375%, due 02/15/13	688,750

			11,451,784

Mining: 1.4%
954,000	C	Freeport-McMoRan Copper & Gold, Inc., 8.375%, due 04/01/17	1,014,818
805,000	&, #, C	Noranda Aluminium Acquisition Corp., 8.738%, due 05/15/15	635,950

			1,650,768

Miscellaneous Manufacturing: 1.7%
540,000	C	Harland Clarke Holdings Corp., 9.500%, due 05/15/15	399,600
246,000	C	Indalex Holding Corp., 11.500%, due 02/01/14	201,720
555,000	C	RBS Global, Inc. and Rexnord Corp., 9.500%, due 08/01/14	521,700
945,555		Rexnord Corp., 10.058%, due 03/02/13	862,819

			1,985,839

Oil & Gas: 5.8%
360,000	#, C	Atlas Energy Resources LLC, 10.750%, due 02/01/18	366,300
290,000	C	Chaparral Energy, Inc., 8.875%, due 02/01/17	253,025
900,000	C	Chesapeake Energy Corp., 6.625%, due 01/15/16	886,500
405,000	C	Denbury Resources, Inc., 7.500%, due 12/15/15	416,138
705,000	C	Forest Oil Corp., 7.250%, due 06/15/19	720,863
565,000	@@, #, C	Griffin Coal Mining Co. Pty Ltd., 9.500%, due 12/01/16	409,625
690,000	#, C	Hilcorp Energy I LP, 7.750%, due 11/01/15	650,325
525,000	C	McMoRan Exploration Co., 11.875%, due 11/15/14	532,875
670,000	@@, C	OPTI Canada, Inc., 8.250%, due 12/15/14	666,650
600,000	C	PetroHawk Energy Corp., 9.125%, due 07/15/13	619,500
145,000	C	Sabine Pass LNG LP, 7.250%, due 11/30/13	140,650
650,000	C	Sabine Pass LNG LP, 7.500%, due 11/30/16	630,500
570,000	#, C	Southwestern Energy Co., 7.500%, due 02/01/18	592,800

			6,885,751

Principal Amount			Value

Oil & Gas Services: 0.8%
$460,000	@@, C	Compagnie Generale de Geophysique-Veritas, 7.750%, due 05/15/17	$469,200
510,000	#, C	Key Energy Services, Inc., 8.375%, due 12/01/14	511,275

			980,475

Pipelines: 1.6%
1,235,000	C	El Paso Corp., 7.000%, due 06/15/17	1,276,384
710,000	@@, C	Kinder Morgan Finance Co. ULC, 5.700%, due 01/05/16	676,275

			1,952,659

Retail: 4.3%
770,000	C	Albertson’s, Inc., 7.450%, due 08/01/29	712,871
785,000	C	Bon-Ton Stores, Inc., 10.250%, due 03/15/14	527,913
1,130,000	&, C, W	General Nutrition Centers, Inc., 7.199%, due 03/15/14	949,200
615,000	C	GSC Holdings Corp., 8.000%, due 10/01/12	653,438
730,000	C	NPC International, Inc., 9.500%, due 05/01/14	664,300
885,000	#, C	Rite Aid Corp., 6.125%, due 12/15/08	860,663
775,000	C	Rite Aid Corp., 7.500%, due 03/01/17	701,375

			5,069,760

Software: 0.5%
810,000	#, C	Open Solutions, Inc., 9.750%, due 02/01/15	631,800

			631,800

Telecommunications: 8.6%
396,000	C	Centennial Cellular Communications Corp., 8.125%, due 02/01/14	376,200
717,000	C	Centennial Cellular Operating Co., 10.125%, due 06/15/13	711,623
340,000	C	Centennial Communications Corp., 10.000%, due 01/01/13	317,900
515,000	C	Cincinnati Bell, Inc., 8.375%, due 01/15/14	485,387
380,000	C	Citizens Communications Co., 9.000%, due 08/15/31	334,400
885,000	#, C	Cricket Communications, Inc., 9.375%, due 11/01/14	842,963
610,000	C	Intelsat Corp., 9.000%, due 06/15/16	617,625
970,000	@@, C	Intelsat Subsidiary Holding Co., Ltd., 8.625%, due 01/15/15	982,125
810,000	&, C	iPCS, Inc., 6.489%, due 05/01/14	627,750
790,000	C	MetroPCS Wireless, Inc., 9.250%, due 11/01/14	730,750

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Principal Amount			Value

Telecommunications (continued)
$925,000	C	Qwest Communications International, Inc., 7.500%, due 02/15/14	$874,125
1,455,000	C	Rural Cellular Corp., 6.076%, due 06/01/13	1,462,275
950,000	C	SunCom Wireless Holdings, Inc., 8.500%, due 06/01/13	993,938
300,000	C	West Corp., 9.500%, due 10/15/14	270,000
570,000	C	Windstream Corp., 7.000%, due 03/15/19	498,750

			10,125,811

Transportation: 0.6%
690,000	C	Bristow Group, Inc., 7.500%, due 09/15/17	696,900

			696,900

		Total Corporate Bonds/Notes (Cost $122,544,100)	112,495,914

Shares			Value
COMMON STOCK: 0.0%
Agriculture: 0.0%
17,906	I	North Atlantic Trading Co.	18

			18

Telecommunications: 0.0%
264	@, @@	Completel Europe NV	13,893

			13,893

		Total Common Stock (Cost $210,181)	13,911

PREFERRED STOCK: 0.0%
Media: 0.0%
1	&, P	ION Media Networks, Inc.	7,009

		Total Preferred Stock (Cost $8,676)	7,009

WARRANTS: 0.0%
Building Materials: 0.0%
3,100	#, I	Dayton Superior Corp.	31

			31

Commercial Services: 0.0%
92,950	I	Comforce Corp.	930

			930

Telecommunications: 0.0%
500	@@, #, I	GT Group Telecom, Inc.	—

			—

		Total Warrants (Cost $-)	961

		Total Long-Term Investments (Cost $122,762,957)	112,517,795

SHORT-TERM INVESTMENTS: 2.3%
Mutual Fund: 1.8%
2,050,000	**, S	ING Institutional Prime Money Market Fund	2,050,000

		Total Mutual Fund (Cost $2,050,000)	2,050,000

Principal Amount			Value

Repurchase Agreement: 0.5%
$620,000	Goldman Sachs Repurchase Agreement dated 03/31/08, 2.250%, due 04/01/08, $620,039 to be received upon repurchase (Collateralized by $585,000 Federal Home Loan Bank, 4.875%, Market Value plus accrued interest $635,024, due 11/18/11)		$620,000

	Total Repurchase Agreement (Cost $620,000)		620,000

	Total Short-Term Investments (Cost $2,670,000)		2,670,000

	Total Investments in Securities (Cost $125,432,957)*	97.4%	$115,187,795
	Other Assets and Liabilities - Net	2.6	3,120,175

	Net Assets	100.0%	$118,307,970

@	Non-income producing security
@@	Foreign Issuer
&	Payment-in-kind
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise footnoted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
W	When-issued or delayed delivery security
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquid security
**	Investment in affiliate
*	Cost for federal income tax purposes is $125,495,679.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$672,774
Gross Unrealized Depreciation	(10,980,658)

Net Unrealized Depreciation	$(10,307,884)

See Accompanying Notes to Financial Statements

ING HIGH YIELD BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Information concerning the Credit Default Swap Agreements outstanding for the ING High Yield Bond Fund at March 31, 2008 is shown below:

Counterparty	Reference Entity/ Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date		Notional Amount	Unrealized Appreciation/ (depreciation)
Lehman Brothers Special Financing Inc.	CDX.NA.HY.9 Index	Buy	(3.750)%	12/20/12	USD	3,000,000	$(39,632)
Merrill Lynch International	Centex Corp. 5.250%, 06/15/15	Sell	5.600%	03/20/13	USD	3,000,000	89,485
Citibank N.A., New York	CMBX-NA-AAA 4 Index	Sell	0.350%	02/17/51	USD	3,000,000	210,056
Merrill Lynch International	D.R. Horton Inc. 5.375%, 06/15/12	Buy	(4.600)%	03/20/13	USD	3,000,000	(65,473)
Merrill Lynch International	Ford Motor Co. 6.500%, 08/01/18	Buy	(5.000)%	03/20/13	USD	3,000,000	(30,753)
Merrill Lynch International	Ford Motor Credit Co. LLC 7.250%, 10/25/11	Sell	5.000%	03/20/13	USD	3,000,000	104,230
Merrill Lynch International	General Motors 7.125%. 07/15/13	Sell	5.000%	03/20/09	USD	2,000,000	(18,669)
Goldman Sachs International	Idearc Inc. 8.000%, 11/15/16	Sell	5.000%	06/20/09	USD	2,000,000	(82,552)
JPMorgan Chase Bank N.A., New York	Norbord Inc. 7.250%, 07/01/12	Buy	(1.380)%	06/20/14	USD	2,000,000	412,633
Lehman Brothers Special Financing Inc.	Radian Group Inc. 5.375%, 06/15/15	Sell	3.900%	09/20/14	USD	900,000	(179,229)
UBS AG	Radian Group Inc. 5.375%, 06/15/15	Buy	(0.850)%	09/20/14	USD	900,000	273,566
Goldman Sachs International	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(1.040)%	03/20/14	USD	900,000	79,338

							$753,000

Information concerning the Interest Rate Swap Agreements outstanding for the ING High Yield Bond Fund at March 31, 2008 is shown below:

	Termination Date		Notional Principal Amount	Unrealized Appreciation
Receive a fixed rate equal to 4.920% and pay a floating rate based on 6-month GBP-LIBOR
Counterparty: Citibank N.A., New York	09/25/10	GBP	6,000,000	$20,719

				$20,719

The following short position was held by the ING High Yield Bond Fund at March 31, 2008:

Shares	Description	Market Value
(600,000)	Jefferson Smurfit Corp., 8.250% due 10/01/12	$(543,750)

	Total Short Positions (Proceeds $547,500)	$(543,750)

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008

Principal Amount			Value

CORPORATE BONDS/NOTES: 26.8%
Aerospace/Defense: 0.2%
$ 2,100,000	C	United Technologies Corp., 5.375%, due 12/15/17	$ 2,158,468

			2,158,468

Airlines: 0.6%
5,679,000	C	Delta Airlines, Inc., 7.570%, due 11/18/10	5,661,282
1,742,000		United Air Lines, Inc., 6.932%, due 09/01/11	2,020,720

			7,682,002

Auto Manufacturers: 0.2%
2,735,375		Ford Motor Co., 5.579%, due 11/29/13	2,248,563

			2,248,563

Banks: 7.2%
3,050,000	@@, C	Australia & New Zealand Banking Group Ltd., 4.963%, due 12/31/49	2,301,780
4,915,000	C, L	BAC Capital Trust XIV, 5.630%, due 12/31/49	3,596,772
174,538	@@, #	Banco Itau SA, 2.683%, due 09/20/08	171,047
2,344,000	@@, #, C	Banco Mercantil del Norte SA, 6.135%, due 10/13/16	2,310,493
3,030,000		Bank of America Corp., 5.750%, due 12/01/17	3,141,377
2,581,000	C	Bank of America Corp., 8.000%, due 01/30/18	2,588,459
1,190,000	@@, C	Bank of Ireland, 2.875%, due 12/29/49	737,800
540,000	@@, C, L	Bank of Scotland, 5.125%, due 12/31/49	363,402
177,000	C	BankAmerica Capital II, 8.000%, due 12/15/26	182,559
1,450,000	@@, C	Barclays Bank PLC, 4.000%, due 12/31/49	935,250
1,304,000	@@, #, C	Barclays Bank PLC, 5.926%, due 09/29/49	1,120,119
3,786,000	@@, #	Barclays Bank PLC, 6.050%, due 12/04/17	3,699,414
565,000	@@, C	Barclays O/S Inv, 5.063%, due 04/11/49	341,825
2,170,000	@@, C, L	BNP Paribas, 2.708%, due 09/29/49	1,603,810
4,070,000	@@, #, C	Chuo Mitsui Trust & Banking Co., Ltd., 5.506%, due 04/15/49	3,404,913
1,100,000	@@, #, C	Danske Bank A/S, 5.914%, due 12/29/49	1,016,997
670,000	@@, C	Den Norske Bank ASA, 3.375%, due 11/29/49	492,450
2,584,000	#, C	Dresdner Funding Trust I, 8.151%, due 06/30/31	2,289,894
1,779,000		Fifth Third Bancorp., 8.250%, due 03/01/38	1,817,837

Principal Amount			Value
$ 1,228,000	@@, #, C	HBOS PLC, 5.375%, due 11/29/49	$ 1,055,088
3,370,000	@@, C	Hongkong & Shanghai Banking Corp., Ltd., 3.500%, due 07/29/49	2,224,200
3,460,000	@@, C	HSBC Bank PLC, 4.913%, due 06/29/49	2,145,200
2,390,000	@@, C	HSBC Bank PLC, 5.000%, due 06/29/49	1,541,550
2,370,000	@@, C, L	Lloyds TSB Bank PLC, 3.110%, due 08/29/49	1,552,350
2,080,000	@@, C, L	Lloyds TSB Bank PLC, 3.250%, due 11/29/49	1,362,400
2,630,000	@@, C, L	Lloyds TSB Bank PLC, 5.125%, due 12/31/49	1,670,050
1,116,000	@@, #, C	Lloyds TSB Group PLC, 6.267%, due 11/13/49	857,270
2,575,000	@@, C	Mizuho Financial Group Cayman Ltd., 8.375%, due 01/29/49	2,566,116
7,882,000	C	National City Preferred Capital Trust I, 12.000%, due 12/29/49	7,882,000
590,000	@@, C	National Westminster Bank PLC, 3.250%, due 08/29/49	404,167
320,000	@@, C, L	National Westminster Bank PLC, 3.313%, due 11/29/49	202,800
2,000,000	#, C	PNC Preferred Funding Trust I, 8.700%, due 02/19/49	2,010,000
1,975,000	#, C	Rabobank Capital Funding II, 5.260%, due 12/29/49	1,697,513
1,926,000	#, C	Rabobank Capital Funding Trust, 5.254%, due 12/31/49	1,602,309
1,767,000	C	RBS Capital Trust I, 5.512%, due 09/30/49	1,453,317
3,156,000	@@, #, C	Resona Bank Ltd., 5.850%, due 09/29/49	2,626,660
4,330,000	@@, C, L	Royal Bank of Scotland Group PLC, 4.938%, due 12/29/49	2,792,850
1,090,000	@@, C	Societe Generale, 4.981%, due 11/29/49	795,515
3,220,000	@@, C	Standard Chartered PLC, 3.875%, due 07/29/49	1,899,800
520,000	@@, C, L	Standard Chartered PLC, 3.963%, due 01/29/49	314,600
1,060,000	@@, C, L	Standard Chartered PLC, 5.088%, due 12/29/49	641,300
5,150,000	@@, C, L	Standard Chartered PLC, 5.125%, due 11/29/49	3,038,500
600,000	@@, #, C	Standard Chartered PLC, 6.409%, due 12/31/49	493,721

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Principal Amount			Value
Banks (continued)
$ 500,000	@@, #, C	Standard Chartered PLC, 7.014%, due 07/30/49	$ 436,524
1,606,000	C	State Street Capital Trust III, 8.250%, due 12/29/49	1,618,703
2,777,000	@@, C	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	2,815,878
2,360,000		SunTrust Bank, 7.250%, due 03/15/18	2,417,775
1,137,000	C	SunTrust Preferred Capital I, 5.853%, due 12/31/49	843,313
1,167,000	C	USB Capital IX, 6.189%, due 03/29/49	867,051
1,626,000		Wachovia Bank NA, 6.600%, due 01/15/38	1,511,203
2,402,000	C	Wachovia Capital Trust III, 5.800%, due 12/31/49	1,712,487
3,101,000		Wells Fargo & Co., 4.375%, due 01/31/13	3,088,441
4,093,000		Wells Fargo & Co., 5.625%, due 12/11/17	4,194,355
1,340,000	@@, C	Westpac Banking Corp., 2.806%, due 09/30/49	1,025,347
1,108,000	@@, #, C	Westpac Capital Trust IV, 5.256%, due 12/29/49	984,068

			96,460,619

Beverages: 0.3%
BRL 3,283,000	@@, #	Ambev International Finance Co., Ltd., 9.500%, due 07/24/17	1,613,716
$ 1,135,000	C	Anheuser-Busch Cos., Inc., 5.500%, due 01/15/18	1,175,174
1,615,000	L	PepsiCo, Inc., 4.650%, due 02/15/13	1,673,382

			4,462,272

Chemicals: 0.5%
1,798,000	C	PPG Industries, Inc., 7.700%, due 03/15/38	1,953,628
720,000	Z	Stauffer Chemical, 3.200%, due 04/15/10	675,151
1,510,000	Z	Stauffer Chemical, 6.670%, due 04/15/17	937,076
1,230,000	Z	Stauffer Chemical, 6.940%, due 04/15/18	720,509
3,081,000		Union Carbide Corp., 7.750%, due 10/01/96	2,830,327

			7,116,691

Commercial Services: 0.3%
3,735,000	C	Block Financial, LLC, 7.875%, due 01/15/13	4,014,837

			4,014,837

Principal Amount			Value
Diversified Financial Services: 7.1%
$ 6,842,000	@@, #, C	Aiful Corp., 4.450%, due 02/16/10	$ 6,427,197
527,000	@@, #, C, I	Alpine III, 3.620%, due 08/16/14	528,865
527,000	@@, #, I	Alpine III, 4.020%, due 08/16/14	529,123
789,000	@@, #, I	Alpine III, 5.820%, due 08/16/14	795,299
1,348,000	@@, #, I	Alpine III, 9.070%, due 08/16/14	1,380,398
1,984,000		American Express Co., 7.000%, due 03/19/18	2,086,585
1,403,000		American Express Co., 8.150%, due 03/19/38	1,559,456
1,700,000		American General Finance Corp., 6.900%, due 12/15/17	1,664,254
7,897,000	#	Astoria Depositor Corp., 8.144%, due 05/01/21	8,173,395
1,969,000		Caterpillar Financial Services Corp., 4.850%, due 12/07/12	2,015,852
1,616,000		Caterpillar Financial Services Corp., 5.450%, due 04/15/18	1,647,135
672,000		CIT Group, Inc., 2.999%, due 12/21/12	474,706
2,013,000		CIT Group, Inc., 3.021%, due 03/12/10	1,616,578
2,500,000		CIT Group, Inc., 3.320%, due 02/13/12	1,827,678
2,409,000		Citigroup, Inc., 6.125%, due 11/21/17	2,409,776
3,072,000	C	Citigroup, Inc., 8.300%, due 12/21/57	3,035,308
2,340,000	#, C	Corestates Capital Trust I, 8.000%, due 12/15/26	2,442,251
2,261,000		Countrywide Financial Corp., 5.800%, due 06/07/12	2,050,279
2,130,000	@@	Eksportfinans A/S, 5.125%, due 10/26/11	2,273,464
1,245,000	@@, C	Financiere CSFB NV, 2.875%, due 03/29/49	922,066
1,512,000		Ford Motor Credit Co., 5.460%, due 01/13/12	1,119,399
3,019,000		Ford Motor Credit Co., 7.160%, due 04/15/12	2,837,504
3,513,000		Ford Motor Credit Co., 8.000%, due 12/15/16	2,753,950
2,252,000	C	Fund American Cos., Inc., 5.875%, due 05/15/13	2,350,075
2,746,000		General Electric Capital Corp., 5.875%, due 01/14/38	2,655,852
2,271,000	C	Goldman Sachs Group, Inc., 5.793%, due 12/31/49	1,513,985
1,818,000	#, C	HVB Funding Trust III, 9.000%, due 10/22/31	1,892,642

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Principal Amount			Value
Diversified Financial Services (continued)
$ 2,954,000		John Deere Capital Corp., 4.950%, due 12/17/12	$ 3,063,121
3,679,000		JPMorgan Chase & Co., 6.000%, due 01/15/18	3,843,639
2,661,000	C	Lehman Brothers Holdings Capital Trust VIII, 3.915%, due 05/29/49	1,577,747
3,618,000	#, C	Mangrove Bay Pass-through Trust, 6.102%, due 07/15/33	2,671,307
3,178,000	@@, #	Mantis Reef Ltd., 4.799%, due 11/03/09	3,281,593
1,989,000	@@, C	MUFG Capital Finance 1 Ltd., 6.346%, due 12/31/49	1,623,298
DKK 29	@@, I	Nordea Kredit Realkreditaktieselskab, 6.000%, due 07/01/29	6
$ 1,296,000	@@, C	BNP Paribas, 2.750%, due 12/31/49	1,003,006
466,500	@@, #, C	Petroleum Export Ltd., 4.623%, due 06/15/10	464,790
2,337,769	@@, #, C	PF Export Receivables Master Trust, 6.436%, due 06/01/15	2,431,280
4,069,386	#, C	Piper Jaffray Equipment Trust Securities, 6.000%, due 09/10/11	3,743,835
3,062,039	#, C	Piper Jaffray Equipment Trust Securities, 6.750%, due 04/01/11	2,893,627
331,155	#	Power Receivable Finance, LLC, 6.290%, due 01/01/12	346,813
3,792,000	@@, #	TNK-BP Finance SA, 7.500%, due 07/18/16	3,531,300
12,750,092	#, Z	Toll Road Investors Partnership II LP, 15.080%, due 02/15/45	1,918,965
1,200,000	#, C	Twin Reefs Pass-through Trust, 3.722%, due 12/10/49	121,500
2,695,000	@@, C	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	2,704,131
1,085,000	#, C	Wachovia Capital Trust V, 7.965%, due 06/01/27	1,096,218

			95,299,248

Electric: 1.4%
5,316,000	C	Commonwealth Edison Co., 6.950%, due 07/15/18	5,475,480
657,000	@@, L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	773,089
593,435	#, C	Juniper Generation, LLC, 6.790%, due 12/31/14	635,884
2,475,000	C	Nevada Power Co., 5.950%, due 03/15/16	2,444,340

Principal Amount			Value
$ 1,375,000	C, L	Nevada Power Co., 6.750%, due 07/01/37	$ 1,325,473
3,845,000	C	NorthWestern Corp., 5.875%, due 11/01/14	3,880,224
1,949,000	C	Sierra Pacific Power Co., 6.250%, due 04/15/12	1,999,083
1,764,000	#	White Pine Hydro Portfolio, LLC, 7.260%, due 07/20/15	1,811,346

			18,344,919

Energy - Alternate Sources: 0.5%
1,800,000		Greater Ohio Ethanol, LLC, 8.330%, due 12/31/13	1,678,500
2,200,000		Greater Ohio Ethanol, LLC, 12.630%, due 12/31/13	1,941,500
1,195,000	#	White Pine Hydro Portfolio, LLC, 6.960%, due 07/10/37	1,030,348
1,653,000	#	White Pine Hydro, LLC, 6.310%, due 07/10/17	1,623,866

			6,274,214

Food: 0.3%
2,374,000		Kraft Foods, Inc., 6.125%, due 02/01/18	2,376,837
1,475,000		Kraft Foods, Inc., 6.875%, due 02/01/38	1,456,086

			3,832,923

Forest Products & Paper: 0.2%
1,335,000	@@	Abitibi-Consolidated, Inc., 7.500%, due 04/01/28	584,063
3,236,000	@@, C	Abitibi-Consolidated, Inc., 8.500%, due 08/01/29	1,488,560
2,406,000	@@, C	Abitibi-Consolidated, Inc., 8.850%, due 08/01/30	1,094,730

			3,167,353

Gas: 0.6%
2,984,000	@@, #, C	Nakilat, Inc., 6.067%, due 12/31/33	2,719,970
296,000	#, C	Nakilat, Inc., 6.267%, due 12/31/33	264,823
6,691,000	C, L	Southern Union Co., 7.200%, due 11/01/66	5,653,890

			8,638,683

Healthcare - Products: 0.2%
2,128,000	C	Baxter International, Inc., 6.250%, due 12/01/37	2,184,656

			2,184,656

Healthcare - Services: 0.2%
2,485,000	C	UnitedHealth Group, Inc., 6.875%, due 02/15/38	2,381,604

			2,381,604

Home Builders: 0.1%
2,464,000	C	Beazer Homes USA, Inc., 8.125%, due 06/15/16	1,829,520

			1,829,520

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Principal Amount			Value
Insurance: 1.2%
$ 4,124,000	@@, C	Aegon NV, 4.249%, due 12/31/49	$ 2,474,400
3,058,000		American International Group, Inc., 5.850%, due 01/16/18	3,006,457
119,000	#, C	MBIA Insurance Corp., 14.000%, due 01/15/33	116,745
2,207,000	#, C	Metlife Capital Trust IV, 7.875%, due 12/15/37	2,012,232
817,000	#, C	North Front Pass-through Trust, 5.810%, due 12/15/24	807,791
4,384,000	C	Progressive Corp., 6.700%, due 06/15/37	3,910,918
1,508,000		Prudential Financial, Inc., 6.000%, due 12/01/17	1,522,692
1,635,000		Prudential Financial, Inc., 6.625%, due 12/01/37	1,620,141
5,984,000	@@, C	Security Capital Assurance Ltd., 6.880%, due 06/30/49	299,260
867,000	@@, C	XL Capital, Ltd., 6.500%, due 12/15/49	650,873

			16,421,509

Media: 0.2%
1,355,000	C	Dex Media West, LLC, 9.875%, due 08/15/13	1,182,238
1,516,000	#, C	News America, Inc., 6.650%, due 11/15/37	1,533,827

			2,716,065

Miscellaneous Manufacturing: 0.5%
3,293,000		General Electric Co., 5.250%, due 12/06/17	3,294,637
3,795,000	C	Honeywell International, Inc., 5.300%, due 03/01/18	3,896,361

			7,190,998

Multi-National: 0.1%
1,929,000	@@	Corp. Andina de Fomento CAF, 5.125%, due 05/05/15	1,855,713

			1,855,713

Oil & Gas: 0.7%
1,193,000	@@, #	Empresa Nacional de Petroleo ENAP, 4.875%, due 03/15/14	1,164,115
796,000	@@, #	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	861,146
2,402,000	@@, #	Pemex Project Funding Master Trust, 4.100%, due 06/15/10	2,394,794
2,822,000	@@, C	Transocean, Inc., 6.000%, due 03/15/18	2,908,201
2,446,000	@@, C	Transocean, Inc., 6.800%, due 03/15/38	2,506,808

			9,835,064

Principal Amount			Value
Pipelines: 0.6%
$ 1,964,000	#, C	NGPL PipeCo, LLC, 7.119%, due 12/15/17	$ 2,035,191
1,657,000	#, C	NGPL PipeCo, LLC, 7.768%, due 12/15/37	1,707,668
906,000	C	Northwest Pipeline Corp., 7.000%, due 06/15/16	967,155
1,590,000	C	Panhandle Eastern Pipe Line, 6.200%, due 11/01/17	1,561,266
913,000	@@, C	Trans - Canada Pipelines, 6.200%, due 10/15/37	883,245
1,262,000	C	Transcontinental Gas Pipe Line Corp., 6.400%, due 04/15/16	1,301,438

			8,455,963

Real Estate: 0.7%
1,146,000	C	iStar Financial, Inc., 5.150%, due 03/01/12	848,743
348,000	C	iStar Financial, Inc., 5.500%, due 06/15/12	257,746
930,000	C	iStar Financial, Inc., 5.850%, due 03/15/17	642,709
444,000	C	Liberty Property LP, 6.375%, due 08/15/12	444,124
1,583,000	C	Liberty Property LP, 7.750%, due 04/15/09	1,622,637
423,000	C	Rouse Co., 7.200%, due 09/15/12	388,182
6,041,000	#, C	Rouse Co. LP/TRC Co. - Issuer, Inc., 6.750%, due 05/01/13	5,236,170

			9,440,311

Retail: 1.5%
1,266,000	C	Darden Restaurants, Inc., 5.625%, due 10/15/12	1,259,980
2,866,000	C	Darden Restaurants, Inc., 6.200%, due 10/15/17	2,794,622
1,928,000	@@, #, C	Marks & Spencer PLC, 7.125%, due 12/01/37	1,871,737
3,886,000	C	McDonald’s Corp., 5.350%, due 03/01/18	3,941,006
947,000	C	McDonald’s Corp., 5.800%, due 10/15/17	996,173
2,889,000	C	McDonald’s Corp., 6.300%, due 03/01/38	2,965,781
1,063,000	C	Nordstrom, Inc., 6.250%, due 01/15/18	1,060,051
806,000	C	Nordstrom, Inc., 7.000%, due 01/15/38	800,265
4,114,000	C	Target Corp., 6.500%, due 10/15/37	3,990,592
301,000		Wal-Mart Stores, Inc., 6.500%, due 08/15/37	317,116

			19,997,323

Savings & Loans: 0.1%
100,000	#, C	Washington Mutual IV, 9.750%, due 10/29/49	76,608

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Principal Amount			Value
Savings & Loans (continued)
$ 1,200,000	#, C	Washington Mutual Preferred Funding Delaware, 6.534%, due 03/15/11	$ 633,631

			710,239

Telecommunications: 0.9%
1,591,000	C	AT&T, Inc., 5.500%, due 02/01/18	1,560,728
3,804,000		Bellsouth Telecommunications, Inc., 7.000%, due 12/01/95	3,745,818
214,000	C	Embarq Corp., 7.995%, due 06/01/36	195,950
1,937,000	@@, C	Rogers Wireless, Inc., 7.250%, due 12/15/12	2,076,079
3,723,000	C	Sprint Capital Corp., 6.875%, due 11/15/28	2,780,173
2,200,000	C	Verizon Communications, Inc., 5.500%, due 02/15/18	2,146,742
276,000	C	Verizon Communications, Inc., 6.400%, due 02/15/38	269,584

			12,775,074

Transportation: 0.3%
1,272,000	C	CSX Corp., 6.250%, due 04/01/15	1,291,697
2,272,000	C	CSX Corp., 7.450%, due 04/01/38	2,339,931

			3,631,628

Water: 0.1%
1,303,000	#, C	American Water Capital Corp., 6.085%, due 10/15/17	1,358,448
624,000	#, C	American Water Capital Corp., 6.593%, due 10/15/37	627,060

			1,985,508

		Total Corporate Bonds/Notes (Cost $388,371,330)	361,111,967

U.S. GOVERNMENT AGENCY OBLIGATIONS: 24.1%
Federal Home Loan Mortgage Corporation: 11.6%
309,065	C, S	3.168%, due 02/15/32	303,012
7,825,023	C, S	3.168%, due 05/15/33	7,795,122
688,250	C, S	3.468%, due 04/15/32	677,523
3,409,000	L	3.500%, due 05/29/13	3,435,624
1,079,981	C, S	4.500%, due 12/15/16	1,095,829
3,488,000	C, S	4.500%, due 02/15/20	3,435,890
4,376,000	C	5.000%, due 12/11/12	4,399,665
4,316,180	C, S	5.000%, due 08/15/16	4,424,684
4,151,000	C, S	5.000%, due 12/15/17	4,301,975
905,000	C, S	5.000%, due 05/15/20	917,486
2,569,962	C, S	5.000%, due 08/15/21	2,631,104
3,588,000	C, S	5.000%, due 04/15/23	3,573,051
2,507,000	C, S	5.000%, due 09/15/31	2,489,987
951,000	C, S	5.000%, due 02/15/32	945,333
5,707,000	C, S	5.000%, due 03/15/32	5,661,049
4,276,000	C, S	5.000%, due 04/15/32	4,315,166

Principal Amount			Value
$ 3,089,000	C, S	5.000%, due 08/15/32	$ 3,065,980
4,508,000	C, S	5.000%, due 12/15/32	4,463,814
3,171,365	C, S	5.000%, due 02/15/35	3,207,969
546,453	S	5.001%, due 04/01/35	542,937
6,406,000	C	5.250%, due 03/15/12	6,482,020
11,033,259	C, S	5.500%, due 08/15/20	11,131,246
1,673,000	C, S	5.500%, due 12/15/20	1,728,181
6,362,000	C, S	5.500%, due 11/15/22	6,610,899
3,957,000	C, S	5.500%, due 09/15/32	4,045,685
1,003,000	C, S	5.500%, due 10/15/32	1,035,039
893,000	C, S	5.500%, due 11/15/32	917,896
14,992,000	W	5.500%, due 04/01/33	15,139,581
2,888,000	C, S	5.500%, due 07/15/33	2,944,285
1,144,650	S	5.500%, due 06/01/36	1,143,003
6,571,444	C, S	6.000%, due 01/15/29	6,810,677
23,401,000	W	6.000%, due 04/01/34	23,997,000
12,578,000	W	6.500%, due 04/15/34	13,047,713
7,621	S	7.500%, due 11/01/28	8,270

			156,724,695

Federal National Mortgage Association: 12.5%
163,127	S	2.949%, due 08/25/33	157,174
371,541	S	3.049%, due 10/25/33	369,345
332,628	C, S	3.149%, due 01/25/32	332,519
304,314	S	3.175%, due 04/18/28	299,593
4,949,000	L	3.250%, due 04/09/13	4,948,624
2,444,444	S, ^	4.868%, due 02/17/29	289,622
2,959,000	W	5.000%, due 04/15/21	2,987,202
2,682,849	S	5.000%, due 02/25/29	2,719,486
1,471,000	S	5.000%, due 10/25/33	1,435,790
3,398,259	S	5.000%, due 08/01/35	3,368,920
867,515	S	5.000%, due 10/01/35	860,026
2,618,404	S	5.000%, due 03/01/37	2,554,065
17,847,000		5.000%, due 04/01/37	17,829,042
13,676,566	S	5.000%, due 08/01/37	13,340,506
1,081,754	S	5.037%, due 07/01/35	1,079,916
742,275	S	5.224%, due 08/01/35	744,215
1,769,000	S	5.500%, due 05/25/30	1,801,684
4,484,480	S	5.500%, due 01/25/36	4,460,573
4,506,285	S	5.500%, due 12/25/36	4,505,787
4,434,551	S	5.500%, due 02/25/37	4,536,431
292,305	S	5.500%, due 06/01/37	295,393
5,219,000		5.500%, due 04/01/38	5,204,322
40,217,000	W	5.500%, due 04/01/38	40,600,308
42,038	S	6.000%, due 08/01/16	43,398
3,694	S	6.000%, due 12/01/16	3,813
141,373	S	6.000%, due 03/01/17	145,945
1,226,781	S	6.000%, due 09/01/17	1,266,396
86,048	S	6.000%, due 11/01/17	88,832
3,323,502	S	6.000%, due 07/25/29	3,446,165
1,816,722	S	6.000%, due 04/25/31	1,893,536
39,497,000		6.000%, due 04/01/34	40,465,901
2,718,867	S	6.000%, due 01/01/38	2,788,007
39,784	S	6.500%, due 07/01/29	41,596
1,840	S	6.500%, due 06/01/31	1,920
316,214	S	6.500%, due 07/01/31	330,967
9,972	S	6.500%, due 09/01/31	10,407
186,882	S	6.500%, due 11/01/31	195,042
98,939	S	6.500%, due 04/01/32	103,156
52,565	S	6.500%, due 08/01/32	54,805
22,083	S	6.500%, due 11/01/32	23,024
94,898	S	6.500%, due 01/01/33	98,942
78,380	S	6.500%, due 02/01/33	81,604

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Principal Amount			Value
Federal National Mortgage Association (continued)
$ 417,451	S	6.500%, due 12/01/33	$ 434,619
86,182	S	7.000%, due 01/01/30	90,555
237,965	S	7.000%, due 06/01/31	253,444
8,743	S	7.500%, due 10/01/30	9,441
78,849	S	7.500%, due 02/01/32	85,280
291,678	C, S	7.500%, due 12/25/41	317,885
635,155	C, S	7.500%, due 01/25/48	667,071

			167,662,294

Government National Mortgage Association: 0.0%
713,630	C, S, ^	5.433%, due 06/16/31	76,208
6,207	S	6.375%, due 04/20/28	6,344
1,191		6.500%, due 03/15/31	1,245
17,579	S	6.500%, due 08/15/31	18,375
33,633	S	6.500%, due 10/15/31	35,155
15,719	S	6.500%, due 11/15/31	16,430
13,582	S	6.500%, due 07/15/32	14,178
59,920	S	6.500%, due 09/15/32	62,549
45,950	S	7.000%, due 04/15/26	49,230
20,505	S	7.000%, due 05/15/32	21,905
48,267	S	7.500%, due 12/15/22	52,029
5,530	S	7.500%, due 10/15/26	5,970
9,184	S	7.500%, due 07/15/29	9,903
128		7.500%, due 11/15/30	137
19,811	S	7.500%, due 12/15/30	21,352
24,468	S	7.500%, due 12/15/31	26,369
48,423	S	7.500%, due 05/15/32	52,107

			469,486

		Total U.S. Government Agency Obligations (Cost $318,748,309)	324,856,475

U.S. TREASURY OBLIGATIONS: 8.1%
U.S. Treasury Bonds: 1.7%
11,002,000	L	3.500%, due 02/15/18	11,069,046
10,299,000	L	5.000%, due 05/15/37	11,524,427

			22,593,473

U.S. Treasury Notes: 5.9%
643,000		1.750%, due 03/31/10	644,407
30,711,000	L	2.000%, due 02/28/10	30,934,146
35,525,000	L	2.500%, due 03/31/13	35,588,838
12,000,000	L	4.500%, due 05/15/10	12,736,884

			79,904,275

Treasury Inflation Indexed Protected Securities: 0.5%
6,790,954		1.750%, due 01/15/28	6,734,189

			6,734,189

		Total U.S. Treasury Obligations (Cost $108,672,047)	109,231,937

ASSET-BACKED SECURITIES: 2.0%
Automobile Asset-Backed Securities: 0.0%
25,545	C, S	AmeriCredit Automobile Receivables Trust, 4.220%, due 07/06/09	25,546

			25,546

Principal Amount			Value
Credit Card Asset-Backed Securities: 0.1%
$ 1,685,000	C, S	Citibank Credit Card Issuance Trust, 5.650%, due 09/20/19	$ 1,665,781

			1,665,781

Home Equity Asset-Backed Securities: 0.9%
355,221	C, S	Freddie Mac Structured Pass-through Securities, 2.849%, due 05/25/31	295,278
88,987	C, S	Freddie Mac Structured Pass-through Securities, 2.899%, due 01/25/32	83,749
4,851,000	C, S	GSAA Trust, 5.242%, due 06/25/34	4,795,797
1,384,000	#, C, S	Irwin Home Equity, 5.960%, due 08/25/37	1,101,145
40,848	C, S	Merrill Lynch Mortgage Investors, Inc., 2.959%, due 07/25/34	35,099
3,905,000	C, S	Morgan Stanley Mortgage Loan Trust, 5.858%, due 01/25/47	3,310,107
134,325	C, S	Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	134,160
63,213	C, S	Renaissance Home Equity Loan Trust, 4.723%, due 11/25/35	63,009
95,286	C, S	Residential Asset Securities Corp., 3.199%, due 06/25/32	88,796
1,411,000	C, S	Residential Funding Mortgage Securities II, Inc., 5.890%, due 05/25/37	1,233,438
645,520	C, S	Wells Fargo Home Equity Trust, 3.970%, due 05/25/34	621,762

			11,762,340

Other Asset-Backed Securities: 1.0%
30,018	C, S	Amortizing Residential Collateral Trust, 2.849%, due 05/25/32	24,366
261,844	C, S	Chase Funding Mortgage Loan Asset-Backed Certificates, 2.899%, due 07/25/33	253,573
5,962	C, S	Chase Funding Mortgage Loan Asset-Backed Certificates, 4.045%, due 05/25/33	5,890
2,871,000	C, S	Credit-Based Asset Servicing and Securitization, LLC, 4.831%, due 08/25/35	2,826,218
2,831,000	C, S	Credit-Based Asset Servicing and Securitization, LLC, 5.501%, due 12/25/36	2,735,921
1,456,000	#, C, S	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, due 12/25/37	1,260,577

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Principal Amount			Value
Other Asset-Backed Securities (continued)
$ 1,188,000	#, C, S	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, due 12/25/37	$ 887,473
1,292,090	C, S	Equity One, Inc., 5.050%, due 09/25/33	1,225,127
403,836	C, S	Fannie Mae, 2.739%, due 04/25/35	393,195
2,720,000	#, C, S	Hudson Mezzanine Funding, 3.685%, due 06/12/42	20,400
1,185,234	C, S	Lehman XS Trust, 2.879%, due 08/25/35	839,709
814,319	C, S	Merrill Lynch Mortgage Investors, Inc., 5.609%, due 03/25/37	784,432
147,281	C, S	Popular Mortgage Pass-through Trust, 4.000%, due 12/25/34	144,168
466,229	C, S	Residential Asset Mortgage Products, Inc., 2.869%, due 07/25/35	440,340
7,470	C, S	Residential Asset Mortgage Products, Inc., 3.219%, due 06/25/33	7,303
1,338,459	C, S	Structured Asset Securities Corp., 4.910%, due 06/25/33	1,367,501
102,777	C, S	Structured Asset Securities Corp., 6.000%, due 03/25/34	102,602

			13,318,795

		Total Asset-Backed Securities (Cost $31,685,983)	26,772,462

COLLATERALIZED MORTGAGE OBLIGATIONS: 25.6%
332,195	C, S	ABN Amro Mortgage Corp., 3.099%, due 03/25/18	332,598
3,872,505	C, S	American Home Mortgage Assets, 5.246%, due 11/25/46	3,087,376
2,294,787	C, S	American Home Mortgage Assets, 5.326%, due 09/25/46	1,264,684
4,865,674	C, S	American Home Mortgage Investment Trust, 2.889%, due 11/25/45	3,827,299
2,989,165	#	Astoria Depositor Corp., 7.902%, due 05/01/21	3,019,057
4,646,283	C, S	Banc of America Alternative Loan Trust, 6.282%, due 11/25/21	4,407,130
3,350,754	C, S	Banc of America Alternative Loan Trust, 6.487%, due 04/25/37	3,267,738
58,549,698	C, S, ^	Banc of America Commercial Mortgage, Inc., 0.291%, due 01/15/49	1,069,521

Principal Amount			Value
$ 323,000	C, S	Banc of America Commercial Mortgage, Inc., 4.161%, due 12/10/42	$ 318,735
110,000	C, S	Banc of America Commercial Mortgage, Inc., 4.429%, due 11/10/39	106,202
1,609,000	C, S	Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	1,560,489
1,114,000	C, S	Banc of America Commercial Mortgage, Inc., 4.764%, due 07/10/45	1,101,034
1,713,111	C, S	Banc of America Commercial Mortgage, Inc., 4.772%, due 07/11/43	1,702,410
2,210,000	C, S	Banc of America Commercial Mortgage, Inc., 4.891%, due 07/10/45	2,150,913
1,470,000	C, S	Banc of America Commercial Mortgage, Inc., 5.463%, due 09/10/47	1,057,155
270,000	C, S	Banc of America Commercial Mortgage, Inc., 6.186%, due 06/11/35	275,321
4,489,084	C, S	Banc of America Funding Corp., 2.746%, due 06/20/47	3,178,752
5,244,323	C, S	Banc of America Funding Corp., 5.260%, due 09/20/35	4,913,923
8,072,478	C, S	Banc of America Funding Corp., 5.653%, due 06/20/37	7,423,712
2,391,818	C, S	Banc of America Funding Corp., 5.750%, due 09/20/34	2,233,329
2,156,487	C, S	Banc of America Funding Corp., 5.841%, due 05/20/36	1,955,341
1,445,250	C, S	Banc of America Funding Corp., 7.000%, due 10/25/37	1,339,623
2,457,340	C, S	Banc of America Mortgage Securities, Inc., 5.176%, due 09/25/35	2,203,617
871,557	C, S	Banc of America Mortgage Securities, Inc., 5.250%, due 11/25/19	844,218
761,391	C, S	Banc of America Mortgage Securities, Inc., 5.500%, due 11/25/33	702,423
1,552,107	C, S	Banc of America Mortgage Securities, Inc., 5.500%, due 06/25/35	1,532,047
884,370	C, S	Bear Stearns Alternative-A Trust, 2.919%, due 07/25/34	771,174
381,081	C, S	Bear Stearns Commercial Mortgage Securities, 4.030%, due 02/13/46	375,955

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$ 696,000	C, S	Bear Stearns Commercial Mortgage Securities, 4.565%, due 07/11/42	$ 676,675
2,537,000	S	Bear Stearns Commercial Mortgage Securities, 5.660%, due 09/11/41	1,864,954
472,417	C, S	Capco America Securitization Corp., 6.260%, due 10/15/30	473,387
456,000	C, S	Capco America Securitization Corp., 6.460%, due 10/15/30	458,139
1,809,630	C, S	Chase Manhattan Bank-First Union National Bank, 7.439%, due 08/15/31	1,852,608
5,038,038	C, S	Chase Mortgage Finance Corp., 5.409%, due 12/25/35	5,083,342
3,013,444	C, S	Chase Mortgage Finance Corp., 5.500%, due 11/25/35	2,964,001
4,266,588	C, S	Chaseflex Trust, 6.500%, due 02/25/37	4,047,352
251,250	C, S	Citicorp Mortgage Securities, Inc., 3.056%, due 03/25/33	229,161
1,686,965	C, S	Citigroup Mortgage Loan Trust, Inc., 5.611%, due 04/25/37	1,646,425
1,373,118	C, S	Citigroup Mortgage Loan Trust, Inc., 5.749%, due 08/25/47	1,343,697
3,362,961	C, S	Citigroup Mortgage Loan Trust, Inc., 5.937%, due 06/25/36	3,047,654
5,570,204	C, S	Citigroup Mortgage Loan Trust, Inc., 6.000%, due 11/25/35	5,339,549
9,916,174	C, S	Citigroup Mortgage Loan Trust, Inc., 6.058%, due 08/25/36	9,009,729
1,047,010	C, S	Citigroup Mortgage Securities, Inc., 5.500%, due 02/25/22	1,036,181
1,093,000	C, S	Commercial Mortgage Pass-through Certificates, 3.600%, due 03/10/39	1,080,854
152,696	C, S	Countrywide Alternative Loan Trust, 2.899%, due 02/25/35	141,149
58,144	C, S	Countrywide Alternative Loan Trust, 2.999%, due 02/25/33	51,218
570,711	C, S	Countrywide Alternative Loan Trust, 3.149%, due 04/25/33	528,227
1,257,177	C, S	Countrywide Alternative Loan Trust, 3.299%, due 09/25/36	1,257,019
2,656,267	C, S	Countrywide Alternative Loan Trust, 5.206%, due 11/25/46	1,660,167

Principal Amount			Value
$ 6,502,559	C, S	Countrywide Alternative Loan Trust, 5.408%, due 10/25/35	$ 5,343,475
2,572,483	C, S	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	2,358,568
476,209	C, S	Countrywide Home Loan Mortgage Pass-through Trust, 3.099%, due 04/25/18	476,438
1,738,993	C, S	Countrywide Home Loan Mortgage Pass-through Trust, 5.250%, due 10/25/35	1,513,677
430,675	C, S	Countrywide Home Loan Mortgage Pass-through Trust, 5.750%, due 07/25/37	424,894
460,992	C, S	Credit Suisse First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	440,979
387,265	C, S	Credit Suisse First Boston Mortgage Securities Corp., 3.819%, due 05/15/36	373,022
975,000	C, S	Credit Suisse First Boston Mortgage Securities Corp., 4.801%, due 03/15/36	954,119
7,428,803	C, S	Credit Suisse Mortgage Capital Certificates, 7.000%, due 08/25/36	6,710,517
646,803	C, S	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	659,191
5,038,333	C, S	First Horizon Alternative Mortgage Securities, 5.500%, due 08/25/35	4,490,717
484,684	C, S	First Horizon Asset Securities, Inc., 5.389%, due 10/25/35	455,079
1,776,212	C, S	First Horizon Asset Securities, Inc., 5.500%, due 12/25/35	1,747,858
923,000	C, S	First Horizon Asset Securities, Inc., 5.750%, due 02/25/36	887,063
55,614,267	C, S, ^	GE Capital Commercial Mortgage Corp., 0.503%, due 06/10/48	795,729
889,024	C, S	GE Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	881,024
698,000	C, S	GE Capital Commercial Mortgage Corp., 4.371%, due 01/10/38	686,820
483,000	C, S	GE Capital Commercial Mortgage Corp., 4.865%, due 07/10/39	473,740
308,622	C, S	GE Capital Commercial Mortgage Corp., 5.560%, due 06/10/38	310,546

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$ 1,449,386	C, S	GMAC Mortgage Corp. Loan Trust, 4.581%, due 10/19/33	$ 1,323,238
3,505,387	C, S	GMAC Mortgage Corp. Loan Trust, 5.256%, due 03/18/35	3,370,136
1,838,322	C, S	GMAC Mortgage Corp. Loan Trust, 5.461%, due 11/19/35	1,662,079
46,194,190	#, C, S, ^	Greenwich Capital Commercial Funding Corp., 0.323%, due 03/10/39	874,031
2,451,000	C, S	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	2,438,102
1,393,000	C, S	Greenwich Capital Commercial Funding Corp., 5.534%, due 03/10/39	977,345
705,000	C, S	Greenwich Capital Commercial Funding Corp., 5.554%, due 03/10/39	480,354
564,000	C, S	Greenwich Capital Commercial Funding Corp., 5.613%, due 03/10/39	348,427
1,949,000	C, S	GS Mortgage Securities Corp. II, 5.627%, due 04/10/38	1,352,601
544,726	#, C, S	GSMPS Mortgage Loan Trust, 2.949%, due 01/25/35	408,367
558,565	C, S	GSR Mortgage Loan Trust, 3.099%, due 06/25/35	542,921
1,338,545	C, S	GSR Mortgage Loan Trust, 5.500%, due 07/25/35	1,262,734
2,920,046	C, S	GSR Mortgage Loan Trust, 6.500%, due 10/25/36	2,956,873
608,642	C, S	Harborview Mortgage Loan Trust, 2.909%, due 01/19/35	533,067
340,600	C, S	Homebanc Mortgage Trust, 3.459%, due 08/25/29	322,604
247,166	C, S	JPMorgan Alternative Loan Trust, 5.508%, due 01/25/36	212,909

Principal Amount			Value
$ 163,886,701	C, S, ^	JPMorgan Chase Commercial Mortgage Securities Corp., 0.046%, due 01/12/43	$ 189,437
272,535	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.200%, due 07/12/35	267,743
1,700,000	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	1,673,929
1,037,970	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.275%, due 01/12/37	1,012,277
843,000	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 4.865%, due 03/15/46	819,358
433,000	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.455%, due 05/15/47	340,342
866,000	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.495%, due 05/15/47	642,361
164,035	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.833%, due 04/15/45	165,137
4,263,000	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.857%, due 10/12/35	4,339,352
1,226,000	C, S	JPMorgan Chase Commercial Mortgage Securities Corp., 5.861%, due 04/15/45	1,230,342
10,318,488	C, S	JPMorgan Mortgage Trust, 5.404%, due 11/25/35	9,306,881
11,952,175	C, S, ^	LB-UBS Commercial Mortgage Trust, 0.485%, due 02/15/40	330,647
866,000	C, S	LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	852,269
2,230,000	C, S	LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29	2,200,310
225,000	C, S	LB-UBS Commercial Mortgage Trust, 4.310%, due 02/15/30	221,550
695,000	C, S	LB-UBS Commercial Mortgage Trust, 4.510%, due 12/15/29	672,055
1,209,000	C, S	LB-UBS Commercial Mortgage Trust, 4.567%, due 06/15/29	1,203,078

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$ 943,643	C, S	LB-UBS Commercial Mortgage Trust, 4.821%, due 04/15/30	$ 937,594
516,000	C, S	LB-UBS Commercial Mortgage Trust, 4.836%, due 02/15/40	405,221
520,000	C, S	LB-UBS Commercial Mortgage Trust, 4.885%, due 09/15/30	516,761
1,010,000	C, S	LB-UBS Commercial Mortgage Trust, 4.998%, due 04/15/30	987,187
1,469,000	C, S	LB-UBS Commercial Mortgage Trust, 5.103%, due 11/15/30	1,460,438
1,845,000	C, S	LB-UBS Commercial Mortgage Trust, 5.287%, due 04/15/40	1,385,632
2,747,000	C, S	LB-UBS Commercial Mortgage Trust, 5.403%, due 02/15/40	2,712,322
1,014,000	C, S	LB-UBS Commercial Mortgage Trust, 5.516%, due 11/15/38	653,464
721,000	C, S	LB-UBS Commercial Mortgage Trust, 5.533%, due 02/15/40	492,291
1,442,000	C, S	LB-UBS Commercial Mortgage Trust, 5.563%, due 02/15/40	957,400
6,432,000	C, S	LB-UBS Commercial Mortgage Trust, 6.365%, due 12/15/28	6,595,971
4,697,326	C, S	LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	4,878,243
1,618,000	C, S	MASTR Alternative Loans Trust, 6.250%, due 07/25/36	1,467,886
47,976	C, S	MASTR Alternative Loans Trust, 6.500%, due 05/25/33	48,386
280,480	C, S	MASTR Alternative Loans Trust, 8.500%, due 05/25/33	282,655
37,067,278	#, C, S, ^	Merrill Lynch Mortgage Trust, 0.177%, due 11/12/35	182,475
44,266,081	S, ^	Merrill Lynch Mortgage Trust, 0.212%, due 10/12/41	747,853
981,000	C, S	Merrill Lynch Mortgage Trust, 4.892%, due 02/12/42	959,169
8,197,063	C, S, ^	Merrill Lynch/Countrywide Commercial Mortgage Trust, 0.544%, due 08/12/48	263,409
625,000	C, S	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.479%, due 08/12/48	422,946

Principal Amount			Value
$ 696,000	C, S	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.509%, due 08/12/48	$ 457,877
907,248	C, S	MLCC Mortgage Investors, Inc., 2.829%, due 04/25/29	831,300
587,927	C, S	MLCC Mortgage Investors, Inc., 2.919%, due 10/25/28	572,255
296,602	C, S	MLCC Mortgage Investors, Inc., 2.919%, due 01/25/29	281,112
3,660,000	C, S	Morgan Stanley Capital I, 5.007%, due 01/14/42	3,583,604
117,724	C, S	Morgan Stanley Capital I, 7.020%, due 03/15/32	118,683
210,296	C, S	Morgan Stanley Dean Witter Capital I, 4.180%, due 03/12/35	201,850
1,621,000	C, S	New York Mortgage Trust, Inc., 5.647%, due 05/25/36	1,531,607
1,038,000	C, S	Nomura Asset Securities Corp., 6.690%, due 03/15/30	1,075,897
2,106,232	C, S	Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	2,046,665
5,047,209	C, S	RAAC Series, 5.250%, due 09/25/34	4,802,034
6,540,676	C, S	Residential Accredit Loans, Inc., 5.500%, due 05/25/34	4,450,918
461,304	C, S	Residential Funding Mortgage Sec I, 2.999%, due 11/25/17	461,662
393,590	C, S	Salomon Brothers Mortgage Securities VII, 7.520%, due 12/18/09	404,590
405,132	C, S	Sequoia Mortgage Trust, 2.806%, due 01/20/35	372,964
550,026	C, S	Structured Adjustable Rate Mortgage Loan Trust, 2.909%, due 07/25/35	425,795
881,119	C, S	Structured Asset Mortgage Investments, Inc., 2.799%, due 04/19/35	824,723
2,898,323	C, S	Structured Asset Mortgage Investments, Inc., 6.894%, due 12/27/35	2,399,503
610,425	C, S	Thornburg Mortgage Securities Trust, 2.949%, due 12/25/33	606,288
1,912,387	C, S	Thornburg Mortgage Securities Trust, 2.969%, due 09/25/44	1,835,379
581,000	#, C, S	Wachovia Bank Commercial Mortgage Trust, 5.210%, due 10/15/44	406,373

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$ 4,930,000	C, S	Wachovia Bank Commercial Mortgage Trust, 5.210%, due 10/15/44	$ 3,653,453
190,000	C, S	Wachovia Bank Commercial Mortgage Trust, 5.244%, due 07/15/42	189,435
762,529	C, S	WaMu Mortgage Pass-Through Certificates, 5.643%, due 12/25/36	672,222
448,642	C, S	Washington Mutual Mortgage Pass-through Certificates, 2.909%, due 01/25/45	358,033
466,552	C, S	Washington Mutual Mortgage Pass-through Certificates, 2.919%, due 08/25/45	362,732
956,704	C, S	Washington Mutual Mortgage Pass-through Certificates, 2.999%, due 08/25/45	771,704
695,297	C, S	Washington Mutual Mortgage Pass-through Certificates, 3.099%, due 01/25/18	691,887
511,939	C, S	Washington Mutual Mortgage Pass-through Certificates, 3.545%, due 06/25/44	487,657
2,028,000	C, S	Washington Mutual Mortgage Pass-through Certificates, 3.796%, due 06/25/34	1,996,582
416,508	C, S	Washington Mutual Mortgage Pass-through Certificates, 5.026%, due 02/25/47	286,466
1,665,329	C, S	Washington Mutual Mortgage Pass-through Certificates, 5.026%, due 03/25/47	1,083,708
338,576	C, S	Washington Mutual Mortgage Pass-through Certificates, 5.086%, due 04/25/47	230,109
490,935	C, S	Washington Mutual Mortgage Pass-through Certificates, 5.096%, due 04/25/47	328,055
6,434,701	C, S	Washington Mutual Mortgage Pass-through Certificates OA4 1A, 5.096%, due 05/25/47	4,290,507
2,859,867	C, S	Washington Mutual Mortgage Pass-through Certificates OA4 1A1B, 5.096%, due 05/25/47	1,554,867
1,636,229	C, S	Washington Mutual Mortgage Pass-through Certificates, 5.136%, due 07/25/47	887,320
1,516,238	C, S	Washington Mutual Mortgage Pass-through Certificates, 5.166%, due 11/25/46	1,005,720

Principal Amount			Value
$ 2,721,659	C, S	Washington Mutual Mortgage Pass-through Certificates, 5.286%, due 09/25/46	$ 1,855,705
143,045	C, S	Washington Mutual Mortgage Pass-through Certificates, 5.296%, due 06/25/46	92,979
906,301	C, S	Washington Mutual Mortgage Pass-through Certificates, 5.306%, due 07/25/46	635,596
770,931	C, S	Washington Mutual Mortgage Pass-through Certificates, 5.470%, due 10/25/46	651,437
3,515,390	C, S	Washington Mutual Mortgage Pass-through Certificates AR-18 2A3, 5.495%, due 01/25/37	3,224,454
496,247	C, S	Washington Mutual Mortgage Pass-through Certificates AR18 2A4, 5.495%, due 01/25/37	440,407
6,468,293	C, S	Washington Mutual Mortgage Pass-through Certificates, 5.674%, due 06/25/37	6,119,742
8,098,377	C, S	Washington Mutual Mortgage Pass-through Certificates, 5.698%, due 06/25/37	7,363,652
5,875,794	C, S	Washington Mutual Mortgage Pass-through Certificates, 5.750%, due 02/25/36	5,716,138
2,806,000	C, S	Washington Mutual Mortgage Pass-through Certificates, 5.820%, due 10/25/36	2,607,102
5,364,472	C, S	Washington Mutual Mortgage Pass-through Certificates, 5.873%, due 07/25/37	5,068,877
5,117,321	C, S	Washington Mutual Mortgage Pass-through Certificates, 5.876%, due 07/25/37	4,705,219
3,949,874	C, S	Washington Mutual Mortgage Pass-through Certificates, 5.911%, due 07/25/37	3,651,420
1,591,222	C, S	Washington Mutual Mortgage Pass-through Certificates, 6.000%, due 06/25/34	1,556,909
2,804,118	C, S	Washington Mutual Mortgage Pass-through Certificates, 6.000%, due 07/25/36	2,740,944
1,844,030	C, S	Wells Fargo Alternative Loan Trust, 6.000%, due 06/25/37	1,633,230
942,938	C, S	Wells Fargo Alternative Loan Trust, 6.250%, due 11/25/37	838,368
3,766,291	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.995%, due 12/28/37	3,607,331

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$ 3,223,000	C, S	Wells Fargo Mortgage-Backed Securities Trust, 3.500%, due 06/25/35	$ 3,131,564
2,160,000	C, S	Wells Fargo Mortgage-Backed Securities Trust, 4.500%, due 08/25/18	2,161,834
1,799,000	C, S	Wells Fargo Mortgage-Backed Securities Trust A5, 4.791%, due 07/25/34	1,684,104
1,826,000	C, S	Wells Fargo Mortgage-Backed Securities Trust A6, 4.791%, due 07/25/34	1,658,546
1,818,816	C, S	Wells Fargo Mortgage-Backed Securities Trust, 4.889%, due 08/25/34	1,658,914
4,391,914	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.111%, due 03/25/36	3,910,668
5,788,550	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.387%, due 08/25/35	5,160,834
2,586,442	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.500%, due 12/25/35	2,524,771
4,335,055	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.500%, due 01/25/36	4,285,745
8,520,285	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.643%, due 12/25/36	7,667,189
3,552,182	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.939%, due 11/25/36	3,212,835
3,130,419	C, S	Wells Fargo Mortgage-Backed Securities Trust, 5.947%, due 10/25/36	3,187,538
4,683,707	C, S	Wells Fargo Mortgage-Backed Securities Trust, 6.000%, due 06/25/36	4,602,074

		Total Collateralized Mortgage Obligations (Cost $381,002,185)	344,584,541

MUNICIPAL BONDS: 1.0%
California: 0.2%
2,654,000	C	City of San Diego, 7.125%, due 06/01/32	2,599,965

			2,599,965

Lousiana: 0.2%
2,933,000	C	State of Louisiana, 5.000%, due 10/15/17	3,160,278

			3,160,278

Michigan: 0.3%
4,620,000		Michigan Tobacco Settlement Finance Authority, 7.309%, due 06/01/34	4,444,902

			4,444,902

Washington: 0.3%
3,276,000	C	State of Washington, 5.000%, due 01/01/33	$ 3,271,119

			3,271,119

		Total Municipal Bonds (Cost $13,651,636)	13,476,264

Principal Amount		Value
OTHER BONDS: 2.3%
Foreign Government Bonds: 2.3%
JPY 3,085,503,300	Japan Government CPI Linked, 1.200%, due 12/10/17	30,924,834

	Total Other Bonds (Cost $29,571,049)	30,924,834

Shares			Value
PREFERRED STOCK: 1.1%
Banks: 0.1%
105,400	@@, P	Santander Finance	$ 1,823,420

			1,823,420

Diversified Financial Services: 0.5%
76,000	P	Deutsche Bank Capital Trust II	1,655,280
125,050	P	Merrill Lynch & Co., Inc.	1,765,706
3,450	#, P	Zurich RegCaPS Funding Trust	3,161,063

			6,582,049

Insurance: 0.5%
140,557	@@, P	Aegon NV	2,853,307
54,306	@@, P	Aegon NV - Series 1	982,939
126,650	P	Metlife, Inc.	2,905,351

			6,741,597

Sovereign: 0.0%
26,900	P	Federal National Mortgage Association, Series P	469,943

			469,943

		Total Preferred Stock (Cost $19,724,889)	15,617,009

WARRANTS: 0.0%
Telecommunications: 0.0%
20		American Tower Corp.	11,058

		Total Warrants (Cost $1,502)	11,058

		Total Long-Term Investments (Cost $1,304,318,707)	1,239,476,324

SHORT-TERM INVESTMENTS: 25.0%
Mutual Fund: 16.2%
218,600,000	**, S	ING Institutional Prime Money Market Fund	218,600,000

		Total Mutual Fund (Cost $218,600,000)	218,600,000

Principal Amount		Value
Repurchase Agreement: 0.5%
$6,729,000	Goldman Sachs Repurchase Agreement dated 03/31/08, 2.250%, due 04/01/08, $6,729,421 to be received upon repurchase (Collateralized by $6,774,000 Federal Home Loan Mortgage Corporation, 5.000%, Market Value plus accrued interest $6,864,320, due 09/16/08)	6,729,000

	Total Repurchase Agreement ( Cost $ 6,729,000 )	6,729,000

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Principal Amount			Value
Securities Lending Collateralcc: 8.3%
$ 112,034,000	Bank of New York Mellon Corp. Institutional Cash Reserves		$ 112,034,000

	Total Securities Lending Collateral (Cost $112,034,000)		112,034,000

	Total Short-Term Investments (Cost $337,363,000)		337,363,000

	Total Investments in Securities (Cost $1,628,791,930)*	116.0%	$1,563,949,547
	Other Assets and Liabilities - Net	(16.0)	(215,525,113)

	Net Assets	100.0%	$1,348,424,434

@@	Foreign Issuer
MASTR	Mortgage Asset Securitization Transaction, Inc.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise footnoted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
P	Preferred Stock may be called prior to convertible date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security
S	All or a portion of this security is segregated for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at March 31, 2008.
**	Investment in affiliate
^	Interest Only (IO) Security
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
BRL	Brazilian Real
DKK	Danish Krone
JPY	Japanese Yen
*	Cost for federal income tax purposes is $1,628,998,097

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$12,822,533
Gross Unrealized Depreciation	(77,871,083)

Net Unrealized Depreciation	$(65,048,550)

Information concerning open future contracts for ING Intermediate Bond Fund at March 31, 2008 is shown below:

Contract Description	Number of Contracts	Notional Market Value ($)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Long Contracts
90-Day Eurodollar	1,398	341,950,800	12/15/08	$(395,231)
90-Day Sterling	541	127,715,383	12/17/08	79,074
90-Day Sterling	541	128,024,069	03/18/09	(1,930)
Canada 10-Year Bond	212	24,739,013	06/19/08	916,719
Euro-Schatz	1,818	299,948,043	06/06/08	(2,082,575)
Long Gilt	113	24,960,605	06/26/08	599,941

				$(884,002)

Short Contracts
90-Day Eurodollar	1,398	(339,521,775)	12/14/09	$489,013
90-Day Sterling	541	(127,983,805)	12/16/09	(430,525)
90-Day Sterling	541	(127,889,858)	03/17/10	(297,826)
Euro-Bund	99	(18,127,311)	06/06/08	159,719
Japan 10-Year Bond (TSE)	22	(31,013,644)	06/11/08	(335,134)
Japanese Government Bonds 10-Year Mini	64	(9,018,299)	06/10/08	(76,808)
U.S. Treasury 10-Year Note	70	(8,326,719)	06/19/08	(50,488)
U.S. Treasury Long Bond	49	(5,821,047)	06/19/08	(5,046)

				$(547,095)

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

ING Intermediate Bond Fund Credit Default Swap Agreements Outstanding on March 31, 2008:

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date		Notional Amount	Unrealized Appreciation/ (Depreciation)
Lehman Brothers Special Financing Inc.	Agrium Inc. 8.250%, 02/15/11	Buy	(0.670)%	03/20/13	USD	3,735,000	$(502)
Barclays Bank PLC, London	Alcoa Inc. 5.375%, 01/15/13	Buy	(0.390)%	09/20/12	USD	2,396,000	67,948
Citibank N.A., New York	Alcoa Inc. 5.375%, 01/15/13	Buy	(1.000)%	03/20/13	USD	878,000	5,360
Citibank N.A., New York	Alcoa Inc. 5.375%, 01/15/13	Buy	(0.570)%	12/20/17	USD	5,910,000	287,673
JPMorgan Chase Bank N.A., New York	Alcoa Inc. 5.375%, 01/15/13	Buy	(0.430)%	09/20/12	USD	1,296,000	34,620
Lehman Brothers Special Financing Inc.	Alcoa Inc. 5.375%, 01/15/13	Buy	(0.400)%	09/20/12	USD	2,592,000	72,440
Lehman Brothers Special Financing Inc.	AMBAC Financial Group Inc. 9.375%, 08/01/11	Buy	(5.000)%	03/20/13	USD	502,000	1,251
UBS AG	Australia & New Zealand Banking Group Ltd. 4.450%, 02/05/15	Buy	(0.350)%	09/20/17	USD	2,135,000	110,172
UBS AG	Australia and New Zealand Banking Group 4.450%, 02/05/15	Buy	(0.510)%	09/20/17	USD	1,972,000	170,520
Barclays Bank PLC, London	Bank of America Corp. 6.250%, 04/15/12	Sell	0.900%	03/20/13	USD	3,495,000	(6,952)
Citibank N.A., New York	Bank of Scotland 5.125%, 12/05/13	Buy	(0.320)%	09/20/17	USD	2,744,000	534,428
Citibank N.A., New York	Bank of Scotland 5.125%, 12/05/13	Buy	(0.660)%	09/20/17	USD	2,781,000	476,161
Citibank N.A., New York	Bank of Scotland 5.125%, 12/05/13	Buy	(0.650)%	09/20/17	USD	1,294,000	222,454
UBS AG	Bank of Scotland 5.125%, 12/05/13	Buy	(0.410)%	09/20/17	USD	2,135,000	402,513
Lehman Brothers Special Financing Inc.	Belo Corp. 7.750%, 06/01/27	Buy	(3.450)%	03/20/13	USD	1,522,000	(29,849)
Merrill Lynch International	Belo Corp. 7.750%, 06/01/27	Buy	(2.050)%	12/20/17	USD	2,374,000	109,850
Citibank N.A., New York	Belo Corp. 8.000%, 11/01/08	Buy	(0.930)%	09/20/12	USD	1,436,000	113,825
Citibank N.A., New York	Belo Corp. 8.000%, 11/01/08	Buy	(1.400)%	09/20/14	USD	1,438,000	111,982
JPMorgan Chase Bank N.A., New York	Block Financial Corp. 5.125%, 10/31/14	Buy	(3.250)%	03/20/13	USD	3,735,000	(170,182)
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.250)%	09/20/17	USD	2,744,000	252,234
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.520)%	09/20/17	USD	574,000	41,070
Citibank N.A., New York	BNP Paribas 5.250%, 12/17/12	Buy	(0.520)%	09/20/17	USD	1,294,000	92,587
Citibank N.A., New York	CDX.EM.7 Index	Buy	(1.250)%	06/20/12	USD	7,399,000	84,699
Citibank N.A., New York	CDX.EM.7 Index	Buy	(1.250)%	06/20/12	USD	1,868,000	59,372
UBS AG	CDX.EM.7 Index	Buy	(1.250)%	06/20/12	USD	5,989,000	76,822
UBS AG	CDX.EM.7 Index	Buy	(1.250)%	06/20/12	USD	4,559,000	129,870
UBS AG	CDX.EM.7 Index	Buy	(1.250)%	06/20/12	USD	4,692,000	149,006
Citibank N.A., New York	CDX.EM.8 Index	Buy	(1.750)%	12/20/12	USD	2,634,000	16,240
Lehman Brothers Special Financing Inc.	CDX.EM.8 Index	Buy	(1.750)%	12/20/12	USD	5,879,000	76,319
UBS AG	CDX.EM.8 Index	Buy	(1.750)%	12/20/12	USD	4,354,000	93,386
UBS AG	CDX.EM.8 Index	Buy	(1.750)%	12/20/12	USD	4,144,000	53,796
UBS AG	CDX.NA.HY.8 Index	Sell	2.750%	06/20/12	USD	5,549,940	(200,586)
UBS AG	CDX.NA.HY.8 Index	Buy	(2.750)%	06/20/12	USD	5,653,890	320,511

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date		Notional Amount	Unrealized Appreciation/ (Depreciation)
Lehman Brothers Special Financing Inc.	CDX.NA.HY.8 Index (15-25% Tranche)	Buy	(4.750)%	06/20/12	USD	7,594,000	$1,205,054
Citibank N.A., New York	CDX.NA.HY.9 Index	Buy	(3.750)%	12/20/12	USD	9,586,170	942,941
UBS AG	CDX.NA.HY.9 Index	Buy	(3.750)%	12/20/12	USD	8,301,150	641,733
Lehman Brothers Special Financing Inc.	CDX.NA.HY.9 Index (15-25% Tranche)	Sell	7.050%	12/20/12	USD	3,797,000	(676,291)
Lehman Brothers Special Financing Inc.	CDX.NA.HY.9 Index (35-60% Tranche)	Sell	2.600%	12/20/12	USD	8,717,000	(801,406)
Lehman Brothers Special Financing Inc.	CDX.NA.HY.9 Index (35-60% Tranche)	Sell	1.950%	12/20/12	USD	4,666,000	(563,028)
Lehman Brothers Special Financing Inc.	CDX.NA.IG.9 Index	Sell	0.600%	12/20/12	USD	12,448,000	(293,850)
Lehman Brothers Special Financing Inc.	CDX.NA.IG.9 Index	Buy	(0.600)%	12/20/12	USD	18,761,000	(127,521)
Citibank N.A., New York	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.740%	12/20/12	USD	4,389,000	(70,154)
Citibank N.A., New York	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.780%	12/20/12	USD	5,644,000	(100,012)
Lehman Brothers Special Financing Inc.	CDX.NA.IG.9 Index (30-100% Tranche)	Sell	0.455%	12/20/12	USD	22,877,000	86,143
UBS AG	CDX.NA.IG.HVOL.9 Index	Sell	1.400%	12/20/12	USD	10,906,000	(435,946)
Lehman Brothers Special Financing Inc.	Centex Corp. 5.250%, 06/15/15	Sell	5.300%	03/20/13	USD	1,269,000	23,657
JPMorgan Chase Bank N.A., New York	Citizens Communications Co. 6.250%, 01/15/13	Buy	(3.800)%	03/20/13	USD	5,067,000	162,233
Morgan Stanley Capital Services Inc.	Citizens Communications Co. 6.250%, 01/15/13	Buy	(4.150)%	03/20/13	USD	1,268,000	22,844
Citibank N.A., New York	Clear Channel Communications 5.750%, 01/15/13	Buy	(6.700)%	03/20/13	USD	1,120,000	48,493
Citibank N.A., New York	Clear Channel Communications 5.750%, 01/15/13	Buy	(6.850)%	03/20/13	USD	820,000	31,112
Citibank N.A., New York	Clear Channel Communications 5.750%, 01/15/13	Buy	(6.900)%	03/20/13	USD	1,258,000	45,485
Citibank N.A., New York	Clear Channel Communications 5.750%, 01/15/13	Buy	(6.900)%	03/20/13	USD	1,396,000	50,475
Citibank N.A., New York	Clear Channel Communications 5.750%, 01/15/13	Buy	(6.800)%	03/20/13	USD	704,000	27,968
Citibank N.A., New York	Clear Channel Communications 5.750%, 01/15/13	Buy	(7.050)%	06/20/13	USD	1,019,000	33,492
Lehman Brothers Special Financing Inc.	Clear Channel Communications 5.750%, 01/15/13	Buy	(8.080)%	03/20/13	USD	2,539,000	(15,172)
Lehman Brothers Special Financing Inc.	Clear Channel Communications 5.750%, 01/15/13	Buy	(8.450)%	03/20/13	USD	254,000	(4,873)
Morgan Stanley Capital Services Inc.	Clear Channel Communications 5.750%, 01/15/13	Buy	(6.850)%	06/20/13	USD	513,000	20,631
UBS AG	Clear Channel Communications 5.750%, 01/15/13	Buy	(6.900)%	03/20/13	USD	859,000	31,059

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date		Notional Amount	Unrealized Appreciation/ (Depreciation)
Citibank N.A., New York	CMBX-NA-AAA 4 Index	Sell	0.350%	02/17/51	USD	2,139,000	$(45,929)
Citibank N.A., New York	CMBX-NA-AAA 4 Index	Sell	0.350%	02/17/51	USD	5,142,000	233,328
Citibank N.A., New York	CMBX-NA-AAA 4 Index	Sell	0.350%	02/17/51	USD	1,912,000	(19,268)
Citibank N.A., New York	CMBX-NA-AAA 4 Index	Sell	0.350%	02/17/51	USD	2,508,000	175,050
Citibank N.A., New York	CMS Energy Corporation 6.875%, 12/15/15	Sell	0.820%	03/20/12	USD	600,000	(15,856)
Merrill Lynch International	CMS Energy Corporation 6.875%, 12/15/15	Sell	0.840%	03/20/12	USD	3,000,000	(77,085)
Lehman Brothers Special Financing Inc.	Countrywide Home Loan 4.000%, 03/22/11	Sell	8.700%	12/20/12	USD	248,000	50,629
UBS AG	Countrywide Home Loan 4.000%, 03/22/11	Sell	9.000%	12/20/12	USD	248,000	53,414
Credit Suisse International	D.R. Horton Inc. 5.375%, 06/15/12	Buy	(4.250)%	03/20/13	USD	1,269,000	(10,849)
Bear Stearns Credit Products Inc.	Darden Restaurants Inc. 7.125%, 02/01/16	Buy	(1.640)%	03/20/18	USD	2,241,000	18,569
Citibank N.A., New York	Darden Restaurants Inc. 7.125%, 02/01/16	Buy	(0.610)%	12/20/12	USD	632,000	29,586
Citibank N.A., New York	Darden Restaurants Inc. 7.125%, 02/01/16	Buy	(1.310)%	12/20/17	USD	624,000	20,146
Morgan Stanley Capital Services Inc.	Domtar Corp. 7.875%, 10/15/11	Buy	(2.650)%	09/20/11	USD	1,287,500	44,172
UBS AG	Domtar Corp. 7.875%, 10/15/11	Sell	2.600%	09/20/11	USD	1,288,000	(46,171)
Citibank N.A., New York	Federal Home Loan Mortgage Corp. 5.500%, 09/15/11	Buy	(0.560)%	03/20/13	USD	3,052,000	(8,955)
Lehman Brothers Special Financing Inc.	Federal Home Loan Mortgage Corp. 5.500%, 09/15/11	Buy	(0.960)%	03/20/13	USD	1,251,000	(26,721)
Lehman Brothers Special Financing Inc.	Federal Home Loan Mortgage Corp. 5.875%, 03/21/11	Buy	(2.100)%	03/20/13	USD	1,251,000	(44,068)
Lehman Brothers Special Financing Inc.	Federal National Mortgage Association 5.250%, 08/01/12	Buy	(1.470)%	03/20/13	USD	2,336,000	(13,615)
Lehman Brothers Special Financing Inc.	Federal National Mortgage Association 5.250%, 08/01/12	Buy	(2.070)%	03/20/13	USD	1,251,000	(90,740)
Citibank N.A., New York	Federal National Mortgage Association 5.500%, 06/09/33	Buy	(0.820)%	03/20/13	USD	5,470,000	(81,821)
Citibank N.A., New York	Federal National Mortgage Association 5.500%, 06/09/33	Buy	(0.560)%	03/20/13	USD	3,050,000	(9,105)
Citibank N.A., New York	Federal National Mortgage Association 5.500%, 06/09/33	Buy	(0.840)%	03/20/18	USD	5,470,000	(81,821)
Lehman Brothers Special Financing Inc.	Federal National Mortgage Association 5.500%, 06/09/33	Buy	(0.830)%	03/20/13	USD	2,448,000	(37,745)
Lehman Brothers Special Financing Inc.	Federal National Mortgage Association 5.500%, 06/09/33	Buy	(0.930)%	03/20/13	USD	1,251,000	(25,053)

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(pay)/Receive Fixed Rate	Termination Date		Notional Amount	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC, London	Federative Republic of Brazil 12.250%, 03/06/30	Sell	0.240%	06/20/08	USD	9,213,000	$(5,004)
Citibank N.A., New York	Federative Republic of Brazil 12.250%, 03/06/30	Sell	0.240%	07/20/08	USD	5,827,000	(4,325)
Citibank N.A., New York	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(0.740)%	07/20/12	USD	1,457,000	48,259
Lehman Brothers Special Financing Inc.	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(0.800)%	07/20/12	USD	2,594,000	79,766
Lehman Brothers Special Financing Inc.	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(1.420)%	03/20/13	USD	5,879,000	87,758
UBS AG	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(0.780)%	07/20/12	USD	5,987,500	188,850
UBS AG	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(0.860)%	08/20/12	USD	1,676,000	50,092
UBS AG	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(1.150)%	08/20/12	USD	4,104,000	74,805
UBS AG	Federative Republic of Brazil 12.250%, 03/06/30	Sell	1.400%	01/20/13	USD	1,524,000	(20,947)
UBS AG	Federative Republic of Brazil 12.250%, 03/06/30	Buy	(1.420)%	03/20/13	USD	4,144,000	61,859
Citibank N.A., New York	First Data Corp. 4.700%, 08/01/13	Buy	(5.350)%	12/20/12	USD	2,892,000	306,711
Citibank N.A., New York	First Data Corp. 4.700%, 08/01/13	Buy	(5.900)%	12/20/17	USD	1,635,000	204,212
Citibank N.A., New York	Ford Motor Co. 6.500%, 08/01/18	Sell	6.100%	12/20/12	USD	1,235,000	(214,804)
Barclays Bank PLC, London	Gannett Co. 6.375%, 04/01/12	Buy	(0.780)%	09/20/14	USD	2,280,000	194,607
Citibank N.A., New York	Gannett Co. 6.375%, 04/01/12	Buy	(0.690)%	06/20/14	USD	3,637,000	321,401
Citibank N.A., New York	Gannett Co. 6.375%, 04/01/12	Buy	(0.860)%	09/20/14	USD	1,098,000	89,092
Citibank N.A., New York	General Electric Capital Corp. 6.000%, 06/15/12	Sell	1.170%	03/20/13	USD	10,581,000	(70,807)
Barclays Bank PLC, London	Georgia-Pacific Corp. 7.750%, 11/15/29	Sell	3.000%	09/20/12	USD	1,200,000	(95,852)
Citibank N.A., New York	Goldman Sachs Group Inc. 6.600%, 01/15/12	Buy	(0.960)%	12/20/12	USD	3,472,000	80,547
Lehman Brothers Special Financing Inc.	Goldman Sachs Group Inc. 6.600%, 01/15/12	Buy	(1.030)%	12/20/12	USD	2,406,000	48,729
Morgan Stanley Capital Services Inc.	Goldman Sachs Group Inc. 6.600%, 01/15/12	Buy	(1.030)%	12/20/12	USD	2,212,000	44,800
UBS AG	Harrah’s Operating Co. Inc. 5.625%, 06/01/15	Buy	(7.450)%	03/20/13	USD	1,089,000	127,970
Lehman Brothers Special Financing Inc.	Hilton Hotels Corp. 7.625%, 12/01/12	Buy	(7.250)%	03/20/13	USD	935,000	78,620
Lehman Brothers Special Financing Inc.	Hilton Hotels Corp. 7.625%, 12/01/12	Buy	(7.650)%	03/20/13	USD	2,260,000	160,304
UBS AG	HSBC Bank PLC 4.250%, 03/18/16	Buy	(0.400)%	09/20/17	USD	2,135,000	234,272
UBS AG	LCDX.NA.8 Index	Buy	(1.200)%	06/20/12	USD	11,061,544	354,604
UBS AG	LCDX.NA.8 Index	Buy	(1.200)%	06/20/12	USD	1,862,997	46,068
Citibank N.A., New York	Lehman Brothers Hldgs. 6.625%, 01/18/12	Buy	(1.100)%	12/20/12	USD	1,069,000	80,683
Citibank N.A., New York	Lehman Brothers Hldgs. 6.625%, 01/18/12	Buy	(1.100)%	12/20/12	USD	1,039,000	78,419

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date		Notional Amount	Unrealized Appreciation/ (Depreciation)
Lehman Brothers Special Financing Inc.	Liberty Mutual Insurance 7.875%, 10/15/26	Buy	(1.150)%	03/20/13	USD	2,560,000	$(35,687)
Barclays Bank PLC, London	Lloyds TSB Group PLC 5.875%, 07/08/14	Buy	(0.500)%	12/20/17	USD	1,113,000	89,481
Barclays Bank PLC, London	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(3.850)%	03/20/13	USD	700,000	46,775
Citibank N.A., New York	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.000)%	12/20/12	USD	1,363,000	179,187
Citibank N.A., New York	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.100)%	12/20/12	USD	2,455,000	313,875
Citibank N.A., New York	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(3.010)%	03/20/13	USD	271,000	26,640
Citibank N.A., New York	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(3.375)%	03/20/13	USD	1,979,000	167,469
Morgan Stanley Capital Services Inc.	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.230)%	12/20/12	USD	2,212,000	272,417
UBS AG	Louisiana-Pacific Corp. 8.875%, 08/15/10	Buy	(2.000)%	12/20/12	USD	1,434,000	188,521
Lehman Brothers Special Financing Inc.	Macquarie Bank Ltd. FRN, 09/18/15	Buy	(1.200)%	12/20/12	USD	8,446,000	852,545
Lehman Brothers Special Financing Inc.	Macquarie Bank Ltd. FRN, 09/18/15	Sell	1.300%	12/20/17	USD	5,030,000	(826,324)
Citibank N.A., New York	Marks & Spencer PLC 6.375%, 11/07/11	Buy	(1.100)%	03/20/13	USD	3,146,000	133,832
Citibank N.A., New York	Marks & Spencer PLC 6.375%, 11/07/11	Buy	(1.400)%	03/20/13	USD	2,298,000	67,580
JPMorgan Chase Bank N.A., New York	MBIA Inc. 6.625%, 10/01/28	Sell	0.000%	09/20/08	USD	6,254,000	458,971
Barclays Bank PLC, London	Merrill Lynch & Co. 5.000%, 01/15/15	Buy	(0.860)%	09/20/12	USD	5,173,000	372,098
Barclays Bank PLC, London	Morgan Stanley 6.600%, 04/01/12	Buy	(1.040)%	12/20/12	USD	2,220,000	100,119
Citibank N.A., New York	Morgan Stanley 6.600%, 04/01/12	Buy	(1.080)%	12/20/12	USD	3,472,000	150,853
Citibank N.A., New York	Norbord Inc. 7.250%, 07/01/12	Sell	2.200%	06/20/12	USD	606,500	(89,164)
Citibank N.A., New York	Norbord Inc. 7.250%, 07/01/12	Buy	(5.250)%	03/20/13	USD	1,380,000	70,267
Citibank N.A., New York	Norbord Inc. 7.250%, 07/01/12	Buy	(2.450)%	12/20/17	USD	3,377,000	590,075
Credit Suisse International	Norbord Inc. 7.250%, 07/01/12	Buy	(1.450)%	06/20/14	USD	3,860,000	785,130
UBS AG	Norbord Inc. 7.250%, 07/01/12	Buy	(1.500)%	06/20/12	USD	606,500	102,758
UBS AG	Norbord Inc. 7.250%, 07/01/12	Buy	(2.400)%	12/20/17	USD	1,342,000	238,117
Citibank N.A., New York	Potash Corp. Of Saskatchewan 7.750%, 05/31/11	Buy	(0.600)%	03/20/13	USD	1,248,000	3,722
Lehman Brothers Special Financing Inc.	Potash Corp. Of Saskatchewan 7.750%, 05/31/11	Buy	(0.670)%	03/20/18	USD	3,735,000	29,693
Morgan Stanley Capital Services Inc.	Potash Corp. Of Saskatchewan 7.750%, 05/31/11	Buy	(0.610)%	03/20/13	USD	2,497,000	6,304
Lehman Brothers Special Financing Inc.	Radian Group Inc. 5.375%, 06/15/15	Sell	3.900%	09/20/14	USD	5,588,000	(1,112,811)
UBS AG	Radian Group Inc. 5.375%, 06/15/15	Buy	(0.850)%	09/20/14	USD	5,588,000	1,698,537
Citibank N.A., New York	Royal Bank of Scotland PLC 6.000%, 05/10/13	Buy	(0.290)%	09/20/17	USD	2,744,000	396,194
UBS AG	Royal Bank of Scotland PLC 6.000%, 05/10/13	Buy	(0.400)%	09/20/17	USD	2,135,000	291,265

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date		Notional Amount	Unrealized Appreciation/ (Depreciation)
Citibank N.A., New York	Societe Generale 6.625%, 04/27/15	Buy	(0.510)%	09/20/17	USD	574,000	$60,763
Citibank N.A., New York	Societe Generale 6.625%, 04/27/15	Buy	(0.510)%	09/20/17	USD	1,294,000	136,980
UBS AG	Societe Generale 6.625%, 04/27/15	Buy	(0.380)%	09/20/17	USD	2,135,000	246,448
JPMorgan Chase Bank N.A., New York	Sprint Nextel Corp. 6.000%, 12/01/16	Sell	3.820%	03/20/13	USD	2,534,000	(201,004)
Morgan Stanley Capital Services Inc.	Sprint Nextel Corp. 6.000%, 12/01/16	Sell	3.800%	03/20/13	USD	5,077,000	(406,477)
Barclays Bank PLC, London	Standard Chartered Bank 3.625%, 02/03/17	Buy	(0.750)%	12/20/17	USD	1,113,000	107,241
Citibank N.A., New York	Standard Chartered Bank 3.625%, 02/03/17	Buy	(0.670)%	09/20/17	USD	574,000	57,644
UBS AG	Standard Chartered Bank 3.625%, 02/03/17	Buy	(0.420)%	09/20/17	USD	2,135,000	253,568
Goldman Sachs International	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(1.040)%	03/20/14	USD	872,000	76,870
JPMorgan Chase Bank N.A., New York	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(0.890)%	03/20/14	USD	2,646,000	252,601
JPMorgan Chase Bank N.A., New York	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(1.020)%	03/20/14	USD	2,493,000	222,198
Morgan Stanley Capital Services Inc.	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(0.900)%	03/20/14	USD	2,318,000	220,158
Morgan Stanley Capital Services Inc.	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(1.600)%	09/20/17	USD	2,401,000	194,277
UBS AG	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(0.900)%	03/20/14	USD	2,476,000	235,165
UBS AG	Toll Bros Finance Corp. 6.875%, 11/15/12	Buy	(1.000)%	06/20/12	USD	5,671,000	441,680
Citibank N.A., New York	United Mexican States 7.500%, 04/08/33	Sell	0.160%	07/20/08	USD	8,830,000	(494)
Citibank N.A., New York	United Mexican States 7.500%, 04/08/33	Buy	(0.355)%	07/20/12	USD	1,104,000	36,184
UBS AG	United Mexican States 7.500%, 04/08/33	Buy	(0.620)%	08/20/12	USD	4,332,000	100,713
Citibank N.A., New York	Univision Communications Inc. 9.750%, 03/15/15	Sell	5.000%	03/20/13	USD	1,120,000	(162,994)
Citibank N.A., New York	Univision Communications Inc. 9.750%, 03/15/15	Sell	5.000%	03/20/13	USD	859,000	(117,624)
Citibank N.A., New York	Univision Communications Inc. 9.750%, 03/15/15	Sell	5.000%	03/20/13	USD	820,000	(114,272)
Citibank N.A., New York	Univision Communications Inc. 9.750%, 03/15/15	Sell	5.000%	03/20/13	USD	1,265,000	(169,855)
Citibank N.A., New York	Univision Communications Inc. 9.750%, 03/15/15	Sell	5.000%	03/20/13	USD	1,400,000	(188,145)
Citibank N.A., New York	Univision Communications Inc. 9.750%, 03/15/15	Sell	5.000%	03/20/13	USD	710,000	(88,439)
Citibank N.A., New York	Verizon Communications Inc. 4.900%, 09/15/15	Buy	(1.150)%	03/20/13	USD	637,000	(2,268)
Citibank N.A., New York	Wachovia Corp. 3.625%, 02/17/09	Sell	1.170%	03/20/13	USD	4,278,000	(198,964)
Citibank N.A., New York	Wachovia Corp. 3.625%, 02/17/09	Sell	2.950%	03/20/13	USD	2,508,000	128,203

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date		Notional Amount	Unrealized Appreciation/ (Depreciation)
UBS AG	Westpac Banking Corp. 5.875%, 04/29/18	Buy	(0.350)%	09/20/17	USD	2,135,000	$205,146
UBS AG	Westpac Banking Corp. 5.875%, 4/29/18	Buy	(0.510)%	09/20/17	USD	1,972,000	166,580
JPMorgan Chase Bank N.A., New York	Weyerhaeuser Co. 6.750%, 03/15/12	Buy	(0.640)%	03/20/14	USD	2,582,000	157,030
Barclays Bank PLC, London	Weyerhaeuser Co. 7.125%, 07/15/23	Sell	0.780%	09/20/12	USD	2,478,000	(98,529)
Citibank N.A., New York	Williams Partners LP 7.500%, 06/15/11	Sell	1.030%	03/20/12	USD	3,020,164	(15,248)
Deutsche Bank	XL Capital Assurance Inc. (no specified obligation)	Buy	(5.000)%	03/20/13	USD	750,000	61,247
Lehman Brothers Special Financing Inc.	XL Capital Assurance Inc. (no specified obligation)	Buy	(5.000)%	03/20/13	USD	502,000	38,745
Merrill Lynch International	XL Capital Assurance Inc. (no specified obligation)	Buy	(5.000)%	03/20/13	USD	750,000	61,247
UBS AG	XL Capital Assurance Inc. (no specified obligation)	Buy	(6.400)%	12/20/12	USD	739,000	139,775
UBS AG	XL Capital Assurance Inc. (no specified obligation)	Buy	(5.000)%	03/20/13	USD	2,622,000	(32,073)
UBS AG	XL Capital Ltd. 5.250%, 09/15/14	Buy	(0.610)%	09/20/16	USD	2,655,000	394,479
UBS AG	XL Capital Ltd. 5.250%, 09/15/14	Buy	(0.610)%	09/20/16	USD	5,310,000	788,957

							$15,220,838

See Accompanying Notes to Financial Statements

ING INTERMEDIATE BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Information concerning the Interest rate Swap Agreements outstanding for ING Intermediate Bond Fund at March 31, 2008 is shown below.

	Termination Date		Notional Principal Amount	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 4.04221% and pay a floating rate based on 3-month USD-LIBOR Counterparty: Citibank N.A., New York	12/13/09	USD	66,325,000	$2,526,181
Receive a fixed rate equal to 4.67000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Citibank N.A., New York	08/05/10	GBP	17,973,000	(106,718)
Receive a fixed rate equal to 4.92000% and pay a floating rate based on 6-month GBP-LIBOR Counterparty: Citibank N.A., New York	08/23/10	GBP	17,973,000	61,062
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 4.80031% Counterparty: Citibank N.A., New York	12/13/17	USD	15,851,000	(1,196,953)
Receive a floating rate based on 3-month USD-LIBOR and pay a fixed rate equal to 4.27000% Counterparty: Citibank N.A., New York	01/23/18	USD	39,593,000	(757,572)
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 4.87000% Counterparty: Citibank N.A., New York	08/06/18	GBP	4,348,000	30,307
Receive a floating rate based on 6-month GBP-LIBOR and pay a fixed rate equal to 5.15000% Counterparty: Citibank N.A., New York	08/22/18	GBP	4,348,000	(157,242)

				$399,065

At March 31, 2008 the following forward foreign currency contracts were outstanding for the ING Intermediate Bond Fund:

Currency	Buy/Sell	Settlement Date	In Exchange For USD	Value	Unrealized Appreciation/ (Depreciation)
Australia Dollars AUD 14,992,000	Sell	4/30/08	13,759,433	13,650,808	$108,625
Brazil Real BRL 7,607,000	Sell	4/30/08	4,346,857	4,309,915	36,942
EURO EUR 22,459,000	Sell	4/30/08	35,007,742	35,420,939	(413,197)
Japanese Yen JPY 1,771,288,000	Sell	4/16/08	17,236,464	17,788,039	(551,575)
Japanese Yen JPY 1,328,651,000	Sell	4/30/08	13,487,336	13,354,894	132,442

					$(686,763)

ING NATIONAL TAX-EXEMPT BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008

Principal Amount			(Unaudited) Rating(1)	Value

MUNICIPAL BONDS: 94.3%
Arizona: 3.4%
$1,000,000	C	Salt River Project Agricultural Improvement & Power District, 4.750%, due 01/01/35	Aa1/AA	$971,890

				971,890

California: 13.0%
350,000	C	California Statewide Communities Development Authority, 5.500%, due 09/01/14	Aaa/AAA	381,052
1,000,000	C	Clovis Public Financing Authority, 5.000%, due 08/01/26	Aaa/NR	992,820
1,000,000	C	Golden State Tobacco Securitization Corp., 5.000%, due 06/01/33	Baa3/BBB	837,980
1,000,000		Pleasant Valley School District, 5.850%, due 08/01/31	Aaa/AAA	1,028,950
500,000	C	San Marcos Califonia Public Facility Authority Tax Allocation Reserve, 5.000%, due 08/01/21	A3/A-	507,845

				3,748,647

Colorado: 3.6%
1,000,000	C	Interlocken Metropolitan District, 5.750%, due 12/15/19	NR/AA	1,050,630

				1,050,630

Connecticut: 5.9%
185,000		City of New Britain, 6.000%, due 03/01/12	Aaa/AAA	198,194
520,000	C	Connecticut State Development Authority, 5.000%, due 10/15/23	Aaa/AAA	533,983
890,000	C	Connecticut State Health & Educational Facility Authority, 5.375%, due 07/01/25	NR/AAA	892,982
60,000		State of Connecticut, 7.125%, due 06/01/10	Aaa/AA	63,949

				1,689,108

Florida: 7.5%
750,000	C	City of Gulf Breeze, 5.050%, due 12/01/20	Baa3/NR	797,258
250,000	C	City of Tallahassee, 6.375%, due 12/01/30	Baa2/NR	252,130
100,000	C	County of Orange, 5.250%, due 10/01/23	Aaa/AAA	108,914
500,000	C	Florida State Board of Education, 5.750%, due 06/01/22	Aa1/AAA	525,745

Principal Amount			(Unaudited) Rating(1)	Value

$ 500,000	C	Tampa Housing Authority, 4.650%, due 07/01/22	NR/AAA	$493,305

				2,177,352

Illinois: 6.9%
1,000,000	C	De Kalb-Ogle Etc Counties Community College District No. 523, 5.750%, due 02/01/11	Aaa/NR	1,053,000
1,000,000	C	Illinois Finance Authority, 5.000%, due 08/15/24		832,880
100,000		State of Illinois, 6.250%, due 12/15/20	Aaa/AAA	115,379

				2,001,259

Kentucky: 0.5%
300,000	Z	Kentucky Economic Development Finance Authority, 5.440%, due 10/01/21	Aaa/AAA	146,700

				146,700

Lousiana: 3.2%
1,000,000	C	Louisiana Public Facilities Authority, 4.650%, due 12/15/32	Aaa/AAA	931,810

				931,810

Massachusetts: 0.7%
200,000		Massachusetts Housing Finance Agency, 4.600%, due 12/01/14	Aa2/AA	203,620

				203,620

New Hampshire: 2.4%
740,000	C	New Hampshire Housing Finance Authority, 4.850%, due 07/01/26	Aaa/NR	692,744

				692,744

New Jersey: 3.2%
1,000,000	C	New Jersey St Housing & Mortgage Finance Agency, 4.550%, due 10/01/22	Aa2/AA	932,930

				932,930

New York: 19.4%
430,000		Albany Industrial Development Agency, 7.750%, due 01/01/10	NR/NR	451,371
1,000,000	C	City of New York, 5.000%, due 08/01/24	Aa3/AA	1,013,410
1,000,000	C	City of New York, 5.000%, due 12/01/18	Aa3/AA	1,047,340
250,000	C	Hudson Yards Infrastructure Corp., 5.000%, due 02/15/47	A3/A	241,393
1,000,000	C	New York State Dormitory Authority, 5.500%, due 07/01/15	Aaa/AAA	1,071,750

See Accompanying Notes to Financial Statements

ING NATIONAL TAX-EXEMPT BOND FUND	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Principal Amount			(Unaudited) Rating(1)	Value

New York (continued)
$1,000,000		Port Authority of New York & New Jersey, 6.250%, due 12/01/11	Aaa/AAA	$1,083,380
775,000	C	Westchester County Industrial Development Agency, 4.750%, due 07/01/20	NR/NR	702,065

				5,610,709

North Carolina: 3.6%
295,000	C	New Hanover County, 5.750%, due 11/01/12	Aa1/AA	322,385
710,000	C	Raleigh North Carolina Certificates, 5.000%, due 02/01/24	Aa2/AA+	720,210

				1,042,595

North Dakota: 0.9%
250,000	C	Oliver County, 5.300%, due 01/01/27	Aaa/AAA	252,013

				252,013

Ohio: 0.2%
55,000		Lakota Local School District, 7.000%, due 12/01/10	Aaa/AAA	61,475

				61,475

Oklahoma: 7.9%
1,000,000	C	Oklahoma Industries Authority, 6.000%, due 08/15/19	Aaa/AAA	1,065,800
100,000	C	Oklahoma Student Loan Authority, 5.300%, due 12/01/32	Aaa/AAA	98,638
1,000,000	C	Payne County Economic Development Authority, 6.375%, due 06/01/30	Baa3/NR	1,112,130

				2,276,568

Pennsylvania: 3.9%
130,000	C	Allegheny County Hospital Development Authority, 5.300%, due 07/01/26	Aaa/AAA	133,288
1,000,000	C	Lebanon County Health Facilities Authority, 6.000%, due 11/15/35	Baa2/BBB	982,710

				1,115,998

Principal Amount			(Unaudited) Rating(1)	Value

Rhode Island: 0.3%
$ 35,000		Dunns Corner Fire District, 8.050%, due 06/01/08	NR/NR	$35,333
35,000		Dunns Corner Fire District, 8.100%, due 06/01/09	NR/NR	37,254

				72,587

Texas: 6.9%
500,000	C	Alamo Community College District, 5.000%, due 02/15/24	Aaa/AAA	512,725
200,000	C	Cleburne 4B Economic Development Corp., 5.625%, due 02/15/27	A3/NR	216,922
1,000,000	C	Harris County Health Facilities Development Corp., 5.750%, due 07/01/27	Aa3/AAA	1,110,376
165,000	C	Harris County-Houston Sports Authority, 5.000%, due 11/15/28	Aaa/AAA	163,941

				2,003,964

Virginia: 0.9%
290,000	C	Virginia Housing Development Authority, 4.500%, due 04/01/24	Aaa/AAA	267,183

				267,183

		Total Investments in Securities (Cost $28,005,489)*	94.3%	$27,249,782
		Other Assets and Liabilities - Net	5.7	1,637,065

		Net Assets	100.0%	$28,886,847

(1)	Credit ratings are provided by Moody’s Investor’s Service, Inc. and Standard’s and Poor’s Rating Group and are not audited.
C	Bond may be called prior to maturity date.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$385,111
Gross Unrealized Depreciation	(1,140,818)

Net Unrealized Depreciation	$(755,707)

See Accompanying Notes to Financial Statements

ING CLASSIC MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008

Principal Amount			Value

CERTIFICATES OF DEPOSIT: 3.4%
$11,700,000		Canadian Imperial Bank of Commerce, 4.750%, due 04/18/08	$11,698,515
1,500,000		Societe Generale, 4.400%, due 06/12/08	1,502,576
38,000,000		UBS AG, 2.980%, due 02/20/09	38,000,000

		Total Certificates of Deposit (Cost $51,201,091)	51,201,091

COMMERCIAL PAPER: 43.7%
21,000,000		ANZ National International Ltd., 3.070%, due 05/21/08	20,910,458
24,000,000		ASB Finance Ltd., 2.985%, due 07/15/08	23,791,050
50,000,000		Barton Capital, LLC, 3.050%, due 04/02/08	49,995,763
25,000,000		Cafco, LLC, 3.100%, due 04/01/08	25,000,000
15,000,000		Commercial Paper Direct, 3.040%, due 04/03/08	14,997,467
53,000,000		Concord Minutemen Capital Co., LLC, 5.130%, due 04/11/08	52,919,175
62,000,000		Crown Point Capital Co., 5.100%, due 04/16/08	61,932,656
29,000,000		Edison Asset Securitization, LLC, 2.650%, due 08/04/08	28,824,780
41,000,000		General Electric Capital Corp., 2.510%, due 07/14/08	40,702,704
57,556,000	#	Old Line Funding, LLC, 3.200%, due 04/11/08	57,447,084
51,987,000		Park Avenue, 3.150%, due 04/07/08	51,807,616
1,000,000		Royal Bank of Scotland, 3.900%, due 06/04/08	993,067
56,922,000		Thunder Bay Funding, LLC, 3.140%, due 04/10/08	56,822,454
43,000,000	#	Tulip Funding Corp., 3.130%, due 05/07/08	42,896,220
40,500,000		Variable Funding Capital, 3.110%, due 04/25/08	40,345,048
50,000,000		Windmill Funding Corp., 4.500%, due 04/10/08	49,959,581
51,250,000		Yorktown Capital, LLC, 5.305%, due 04/01/08	51,020,463

		Total Commercial Paper (Cost $670,365,586)	670,365,586

CORPORATE BONDS/NOTES: 43.4%
6,000,000	@@, #	ABN AMRO Bank N.V., 4.001%, due 04/18/08	6,002,652
3,000,000	#	Allstate Financial Global Funding, 5.476%, due 06/20/08	2,980,863
4,000,000		Allstate Life Global Funding Trusts, 2.684%, due 08/27/08	4,000,152

Principal Amount			Value

$3,000,000		American Express Bank FSB, 2.741%, due 05/07/08	$2,999,614
11,300,000		American Express Bank FSB, 2.828%, due 10/16/08	11,287,100
2,500,000		American Express Bank FSB, 2.894%, due 11/24/08	2,483,329
3,000,000		American Express Centurion Bank, 2.941%, due 11/07/08	2,990,266
6,000,000		American Express Credit Corp., 2.536%, due 08/20/08	6,000,040
1,275,000		American Express Credit Corp., 2.609%, due 12/19/08	1,269,161
3,250,000		American Express Credit Corp., 5.394%, due 05/16/08	3,240,604
23,500,000	#	American General Finance Corp., 2.878%, due 09/12/08	23,501,844
2,700,000		American General Finance Corp., 3.962%, due 06/15/08	2,693,194
3,000,000		American General Finance Corp., 4.563%, due 01/09/09	2,992,174
4,000,000	#	American Honda Finance Corp., 3.086%, due 11/10/08	3,996,018
2,750,000	#	American Honda Finance Corp., 3.172%, due 11/07/08	2,747,878
700,000	#	American International Group, Inc., 2.599%, due 06/23/08	700,032
2,950,000	C	American International Group, Inc., 5.530%, due 05/15/08	2,940,818
6,750,000	@@, #	ANZ National International Ltd., 4.447%, due 04/14/08	6,752,873
1,800,000	@@, #	ANZ National International Ltd., 5.302%, due 05/16/08	1,797,792
18,500,000	@@, #, C	Australia & New Zealand Banking Group Ltd., 3.351%, due 03/02/09	18,500,000
4,600,000	@@, #	Banco Santander Totta SA, 2.828%, due 08/15/08	4,600,078
12,250,000		Bank of America NA, 3.208%, due 04/03/09	12,250,000
3,750,000	#	Bank of New York Mellon Corp., 2.714%, due 05/27/08	3,750,000
4,200,000	@@, #	Bank of Scotland PLC, 2.779%, due 08/29/08	4,200,000
13,500,000	@@, #	Bank of Scotland PLC, 3.550%, due 12/01/08	13,540,311

See Accompanying Notes to Financial Statements

ING CLASSIC MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Principal Amount			Value

CORPORATE BONDS/NOTES (continued)
$2,055,000	@@, #	Bank of Scotland PLC, 4.854%, due 09/30/08	$2,043,965
3,500,000		Bank One Corp., 5.384%, due 08/01/08	3,506,832
1,475,000		Bank One Corp., 5.406%, due 06/30/08	1,465,106
5,725,000	I	Bear Stearns Cos., Inc., 2.758%, due 08/28/08	5,725,000
5,800,000	I	Bear Stearns Cos., Inc., 2.841%, due 08/05/08	5,800,000
6,260,000	I	Bear Stearns Cos., Inc., 3.456%, due 04/29/08	6,260,794
7,400,000	I	Bear Stearns Cos., Inc., 5.323%, due 07/02/08	7,347,127
11,500,000	@@	BNP Paribas, 4.032%, due 02/13/09	11,500,000
16,750,000	@@	BNP Paribas Finance, Inc., 2.770%, due 06/16/08	16,761,343
4,000,000		Canadian Imperial Bank of Commerce, 2.599%, due 08/22/08	4,000,309
3,000,000		Citigroup Funding, Inc., 2.360%, due 10/03/08	2,996,377
4,800,000		Citigroup Funding, Inc., 3.256%, due 03/02/09	4,787,987
8,000,000		Citigroup, Inc., 3.162%, due 05/02/08	7,999,845
1,900,000		Citigroup, Inc., 3.291%, due 01/30/09	1,891,800
7,212,000		Citigroup, Inc., 3.536%, due 02/09/09	7,217,211
18,500,000	@@, #	Commonwealth Bank of Australia, 2.704%, due 12/18/08	18,489,406
14,000,000		Credit Suisse First Boston USA, Inc., 3.120%, due 12/09/08	13,995,851
5,690,000		Credit Suisse First Boston USA, Inc., 3.186%, due 06/02/08	5,690,253
3,500,000		Credit Suisse First Boston USA, Inc., 3.296%, due 01/15/09	3,515,575
8,600,000	@@, #	Danske Bank A/S, 2.506%, due 08/19/08	8,599,744
22,000,000		Deutsche Bank AG, 2.579%, due 06/19/08	22,001,209
7,000,000	@@	Deutsche Bank AG, 3.058%, due 01/09/09	6,984,944
3,000,000		General Electric Capital Corp., 2.420%, due 01/27/09	2,984,146
1,000,000		General Electric Capital Corp., 3.244%, due 10/24/08	998,676
15,000,000	I	Goldman Sachs Group LP, 3.030%, due 04/11/08	15,000,000
8,600,000		Goldman Sachs Group, Inc., 2.639%, due 12/23/08	8,554,930
9,300,000	#	Goldman Sachs Group, Inc., 2.888%, due 09/12/08	9,300,796
9,000,000		Goldman Sachs Group, Inc., 3.406%, due 07/29/08	8,986,339

Principal Amount			Value

$16,085,000	@@, #	HBOS Treasury Services PLC, 2.669%, due 06/24/08	$16,085,000
3,250,000		HSBC Finance Corp., 3.236%, due 05/09/08	3,248,726
21,250,000		HSBC Finance Corp., 6.400%, due 06/17/08	21,299,717
5,000,000		JPMorgan Chase & Co., 3.162%, due 03/15/09	5,015,691
1,800,000		Lehman Brothers Holdings, Inc., 4.733%, due 04/02/08	1,799,997
4,286,000		Lehman Brothers Holdings, Inc., 5.448%, due 08/07/08	4,257,300
3,400,000		MBNA Corp., 3.525%, due 05/05/08	3,401,391
5,000,000		Merrill Lynch & Co., Inc., 2.928%, due 06/16/08	4,985,635
26,500,000		Merrill Lynch & Co., Inc., 3.058%, due 08/22/08	26,489,563
3,000,000		Merrill Lynch & Co., Inc., 5.021%, due 10/27/08	2,996,794
800,000		Merrill Lynch & Co., Inc., 5.277%, due 10/15/08	804,019
2,190,000		Merrill Lynch & Co., Inc., 5.282%, due 10/15/08	2,202,362
7,145,000		Merrill Lynch & Co., Inc., 5.325%, due 04/21/08	7,138,556
1,400,000		Merrill Lynch & Co., Inc., 5.449%, due 07/15/08	1,390,804
12,000,000		Morgan Stanley, 2.744%, due 08/26/08	12,000,000
5,000,000		Morgan Stanley, 2.790%, due 09/03/08	5,001,752
5,000,000		Morgan Stanley, 2.850%, due 09/03/08	5,000,000
6,000,000		Morgan Stanley, 3.361%, due 04/25/08	6,000,190
7,500,000		Royal Bank of Canada, 2.305%, due 04/02/08	7,499,997
9,000,000	@@, #	Royal Bank of Scotland Group PLC, 2.609%, due 08/20/08	9,000,859
3,000,000		Royal Bank of Scotland Group PLC, 3.064%, due 04/03/08	2,999,961
8,000,000	@@, #	Santander U.S. Debt SA Unipersonal, 2.659%, due 09/19/08	7,994,100
2,000,000	@@, #	Santander U.S. Debt SA Unipersonal, 3.954%, due 10/21/08	1,999,948
10,000,000		SunTrust Bank, 2.901%, due 06/12/08	9,999,441
2,000,000		SunTrust Bank, 5.101%, due 06/01/08	2,003,719
5,210,000		SunTrust Bank, 5.152%, due 10/15/08	5,184,087
12,000,000		Toyota Motor Credit Corp., 2.310%, due 10/20/08	11,960,811
26,000,000		Toyota Motor Credit Corp., 2.340%, due 06/16/08	25,998,792
7,250,000		Wachovia Bank NA, 2.320%, due 10/03/08	7,226,306

See Accompanying Notes to Financial Statements

ING CLASSIC MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Principal Amount			Value

CORPORATE BONDS/NOTES (continued)
$1,500,000		Wachovia Bank NA, 2.360%, due 02/23/09	$1,491,288
20,000,000		Wachovia Bank NA, 2.645%, due 06/27/08	20,007,142
4,900,000		Wachovia Bank NA, 4.653%, due 01/12/09	4,905,381
2,000,000		Wachovia Corp., 2.728%, due 10/28/08	1,999,488
1,000,000		Wachovia Corp., 3.787%, due 02/17/09	998,595
1,250,000		Wachovia Corp., 3.842%, due 08/15/08	1,248,417
18,000,000		Washington Mutual Bank, 3.981%, due 04/18/08	17,998,395
9,000,000	#	Wells Fargo & Co., 2.898%, due 09/12/08	9,001,889
1,000,000		Wells Fargo & Co., 2.976%, due 08/15/08	1,003,718
8,000,000	#	Westpac Banking Corp., 2.871%, due 07/11/08	8,001,252
3,300,000		Westpac Banking Corp., 2.999%, due 07/11/08	3,300,000
12,250,000	@@, #	Westpac Banking Corp., 3.278%, due 03/27/09	12,250,000

		Total Corporate Bonds/Notes (Cost $665,813,441)	665,813,441

U.S. GOVERNMENT AGENCY OBLIGATIONS: 3.5%
54,000,000		Federal Home Loan Bank, 2.150%, due 03/27/09	53,961,653

		Total U.S. Government Agency Obligations (Cost $53,961,653)	53,961,653

Principal Amount			Value

REPURCHASE AGREEMENT: 5.5%
$84,248,000	Deutsche Bank Repurchase Agreement dated 03/31/08, 2.250%, due 04/01/08, $84,253,266 to be received upon repurchase (Collateralized by $83,595,000 various U.S. Government Agency Obligations, 4.250% - 4.750%, Market Value plus accrued interest $85,933,864, due 08/13/10 - 02/27/13)		$84,248,000

	Total Repurchase Agreement (Cost $84,248,000)		84,248,000

	Total Investments in Securities (Cost $1,525,589,771)*	99.5%	$1,525,589,771
	Other Assets and Liabilities - Net	0.5	7,729,487

	Net Assets	100.0%	$1,533,319,258

(1)	All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in a maturity of one year or less. Rate shown reflects current rate.
@@	Foreign Issuer
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise footnoted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
I	Illiquid security.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

ING INSTITUTIONAL PRIME MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008

Principal Amount			Value

CERTIFICATES OF DEPOSIT: 0.6%
$5,000,000		UBS AG, 2.980%, due 02/20/09	$5,000,000

		Total Certificates of Deposit (Cost $5,000,000)	5,000,000

COMMERCIAL PAPER: 41.8%
5,000,000		ANZ National International Ltd., 3.070%, due 05/21/08	4,978,681
7,300,000		ASB Finance Ltd., 2.985%, due 07/15/08	7,252,891
33,418,000		Barton Capital, LLC, 3.050%, due 04/02/08	33,415,360
20,000,000		Cafco, LLC, 3.100%, due 04/01/08	20,000,000
24,800,000		Concord Minutemen Capital Co., LLC, 5.130%, due 04/11/08	24,770,208
36,026,000		Crown Point Capital Co., 5.100%, due 04/16/08	36,002,500
13,400,000		Edison Asset Securitization, LLC, 2.650%, due 08/04/08	13,327,390
15,000,000		General Electric Capital Corp., 2.510%, due 07/14/08	14,891,233
15,314,000		Jupiter Securities Co., LLC, 3.050%, due 04/04/08	15,312,557
27,998,000	#	Old Line Funding, LLC, 3.200%, due 04/11/08	27,963,609
34,360,000		Park Avenue, 3.150%, due 04/07/08	34,322,916
1,000,000		Royal Bank of Scotland, 3.900%, due 06/04/08	993,067
27,076,000		Thunder Bay Funding, LLC, 3.140%, due 04/10/08	27,034,607
23,923,000	#	Tulip Funding Corp., 3.130%, due 05/07/08	23,880,910
13,500,000		Variable Funding Capital, 3.110%, due 04/25/08	13,446,257
3,800,000		Westpac Banking Corp., 3.200%, due 04/03/08	3,799,258
15,000,000		Windmill Funding Corp., 3.150%, due 04/10/08	14,988,463
18,219,000		Yorktown Capital, LLC, 5.305%, due 04/01/08	18,141,315

		Total Commercial Paper (Cost $334,521,222)	334,521,222

CORPORATE BONDS/NOTES: 47.7%
5,000,000	@@, #	ABN AMRO Bank N.V., 4.001%, due 04/18/08	5,002,210
4,500,000		Allstate Life Global Funding Trusts, 2.684%, due 08/27/08	4,500,258
5,000,000		American Express Bank FSB, 2.828%, due 10/16/08	4,994,658
5,000,000		American Express Credit Corp., 2.536%, due 08/20/08	5,000,034
2,000,000		American Express Credit Corp., 5.394%, due 05/16/08	1,994,180

Principal Amount			Value

$21,000,000	#	American General Finance Corp., 2.878%, due 09/12/08	$21,002,662
8,025,000	C	American International Group, Inc., 5.390%, due 05/15/08	8,000,647
3,000,000	@@, #	ANZ National International Ltd., 4.447%, due 04/14/08	3,001,277
2,000,000	@@, #	ANZ National International Ltd., 5.302%, due 05/16/08	1,997,547
3,500,000	@@, #	Banco Santander Totta SA, 2.828%, due 08/15/08	3,500,059
3,000,000		Bank of America NA, 3.208%, due 04/03/09	3,000,000
3,750,000		Bank One Corp., 5.384%, due 08/01/08	3,757,320
3,600,000		Banque Nationale de Paris, 2.640%, due 07/03/08	3,599,267
500,000	I	Bear Stearns Cos., Inc., 2.758%, due 08/28/08	500,000
2,515,000	I	Bear Stearns Cos., Inc., 3.456%, due 04/29/08	2,515,273
1,763,000	I	Bear Stearns Cos., Inc., 4.554%, due 07/02/08	1,751,739
5,000,000	@@	BNP Paribas, 4.032%, due 02/13/09	5,000,000
7,500,000	@@	BNP Paribas Finance, Inc., 2.770%, due 06/16/08	7,505,079
10,000,000		Canadian Imperial Bank of Commerce, 2.599%, due 08/22/08	10,000,773
5,000,000		Citigroup Funding, Inc., 2.360%, due 10/03/08	4,993,928
1,000,000		Citigroup Funding, Inc., 3.256%, due 03/02/09	997,497
1,900,000		Citigroup, Inc., 3.162%, due 05/02/08	1,900,044
5,000,000	@@, #	Commonwealth Bank of Australia, 2.704%, due 12/18/08	4,997,137
11,500,000		Credit Suisse First Boston USA, Inc., 3.120%, due 12/09/08	11,496,634
1,100,000		Credit Suisse First Boston USA, Inc., 3.186%, due 06/02/08	1,100,148
2,000,000		Credit Suisse First Boston USA, Inc., 4.716%, due 01/15/09	1,998,001
10,000,000	@@, #	Danske Bank A/S, 2.506%, due 08/19/08	9,999,707
22,000,000		Deutsche Bank AG, 2.579%, due 06/19/08	22,001,209
15,595,000		Federal Home Loan Bank, 3.000%, due 04/15/09	15,721,938
1,000,000		General Electric Capital Corp., 2.420%, due 01/27/09	994,715
2,000,000		General Electric Capital Corp., 2.747%, due 10/15/08	2,008,993
1,400,000		General Electric Capital Corp., 2.840%, due 03/16/09	1,400,610
10,000,000	I	Goldman Sachs Group LP, 3.030%, due 04/11/08	10,000,000

See Accompanying Notes to Financial Statements

ING INSTITUTIONAL PRIME MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

Principal Amount			Value

$6,000,000	#	Goldman Sachs Group, Inc., 2.888%, due 09/12/08	$6,001,194
3,000,000		Goldman Sachs Group, Inc., 3.406%, due 07/29/08	2,994,032
1,500,000	@@, #	HBOS Treasury Services PLC, 2.669%, due 06/24/08	1,500,000
5,470,000		HSBC Finance Corp., 3.100%, due 09/06/08	5,469,980
3,000,000		HSBC Finance Corp., 3.236%, due 05/09/08	2,998,824
13,000,000		HSBC Finance Corp., 6.400%, due 06/17/08	13,028,292
2,000,000		JPMorgan Chase & Co., 3.162%, due 03/15/09	2,006,277
2,000,000		JPMorgan Chase & Co., 5.309%, due 05/01/08	1,997,263
2,000,000		Lehman Brothers Holdings, Inc., 2.734%, due 05/29/08	2,000,139
5,000,000		Lehman Brothers Holdings, Inc., 3.115%, due 05/29/08	5,000,305
1,700,000		Lehman Brothers Holdings, Inc., 4.733%, due 04/02/08	1,699,997
4,850,000		Lehman Brothers Holdings, Inc., 3.500%, due 08/07/08	4,817,477
4,066,000		MBNA Corp., 3.525%, due 05/05/08	4,067,595
20,500,000		Merrill Lynch & Co., Inc., 3.058%, due 08/22/08	20,497,913
4,500,000		Merrill Lynch & Co., Inc., 3.700%, due 04/21/08	4,495,993
13,000,000		Morgan Stanley, 3.191%, due 09/03/08	13,004,031
6,200,000		Morgan Stanley, 3.269%, due 09/03/08	6,201,377
5,000,000		Morgan Stanley, 3.361%, due 04/25/08	5,000,161
4,500,000		Morgan Stanley, 3.468%, due 05/14/08	4,502,151
4,500,000		Royal Bank of Canada, 2.305%, due 04/02/08	4,499,998
3,100,000		Royal Bank of Scotland, 2.640%, due 07/03/08	3,099,373
9,000,000	@@, #	Royal Bank of Scotland Group PLC, 2.609%, due 08/20/08	9,000,857
2,300,000	@@, #	Royal Bank of Scotland Group PLC, 4.453%, due 04/11/08	2,300,018
4,000,000	@@, #	Santander U.S. Debt SA Unipersonal, 2.659%, due 09/19/08	3,997,050
4,000,000	@@, #	Santander U.S. Debt SA Unipersonal, 5.092%, due 10/21/08	3,992,569
6,000,000		SunTrust Bank, 2.901%, due 06/12/08	5,999,665
2,000,000		SunTrust Bank, 4.809%, due 04/02/08	2,000,006
7,325,000		SunTrust Bank, 6.250%, due 06/01/08	7,338,222
5,000,000		Toyota Motor Credit Corp., 2.310%, due 10/20/08	4,983,671
15,000,000		Toyota Motor Credit Corp., 2.340%, due 06/16/08	14,998,254

Principal Amount			Value

$5,000,000		Wachovia Bank NA, 2.645%, due 06/27/08	$5,001,748
1,000,000		Wachovia Bank NA, 4.926%, due 10/17/08	1,010,617
2,000,000		Wachovia Bank NA, 5.186%, due 08/15/08	1,985,940
1,500,000		Wachovia Corp., 2.728%, due 10/28/08	1,499,616
9,000,000	#	Wells Fargo & Co., 2.898%, due 09/12/08	9,001,889
500,000		Wells Fargo & Co., 3.216%, due 04/04/08	500,009
3,500,000	#	Westpac Banking Corp., 2.871%, due 07/11/08	3,500,548
3,000,000	@@, #	Westpac Banking Corp., 3.278%, due 03/27/09	3,000,000

		Total Corporate Bonds/Notes (Cost $381,226,595)	381,226,595

U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.1%
1,000,000	C	Fannie Mae, 4.100%, due 04/20/09	1,018,735

		Total U.S. Government Agency Obligations ( Cost $1,018,735)	1,018,735

REPURCHASE AGREEMENT: 10.0%
80,264,000	Deutsche Bank Repurchase Agreement dated 03/31/08, 2.250%, due 04/01/08, $80,269,017 to be received upon repurchase (Collateralized by $125,016,000 various U.S. Government Agency Obligations, 0.000%-4.250%, Market Value plus accrued interest $81,869,311, due 03/04/10-01/15/28)		80,264,000

	Total Repurchase Agreement (Cost $80,264,000)		80,264,000

	Total Investments in Securities (Cost $802,030,552)*	100.2%	$802,030,552
	Other Assets and Liabilities - Net	(0.2)	(1,980,299)

	Net Assets	100.0%	$800,050,253

See Accompanying Notes to Financial Statements

ING INSTITUTIONAL PRIME MONEY MARKET FUND(1)	PORTFOLIO OF INVESTMENTS AS OF MARCH 31, 2008 (CONTINUED)

(1)	All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in a maturity of one year or less. Rate shown reflects current rate.
@@	Foreign Issuer
#	Securities with purchases pursuant to Rule144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise footnoted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.
C	Bond may be called prior to maturity date.
I	Illiquid security.
*	Cost for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of ING Funds Trust was held October 25, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve the election of eleven nominees to the Board of Trustees of the Funds.
2	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.
3	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.
4	To approve modifications to ING GNMA Income Fund’s fundamental investment restriction governing borrowing.
5	To approve modifications to ING GNMA Income Fund’s fundamental investment restriction regarding lending.

Results:

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non- vote	Total Shares Voted
Colleen D. Baldwin	1	882,192,757	4,473,471	—	—	886,666,228
John V. Boyer	1	882,249,232	4,416,996	—	—	886,666,228
Patricia W. Chadwick	1	882,194,975	4,471,253	—	—	886,666,228
Robert W. Crispin	1	882,259,733	4,406,495	—	—	886,666,228
Peter S. Drotch	1	882,284,187	4,382,041	—	—	886,666,228
J. Michael Earley	1	882,259,257	4,406,971	—	—	886,666,228
Patrick W. Kenny	1	882,481,019	4,185,209	—	—	886,666,228
Shaun P. Mathews	1	882,550,843	4,115,385	—	—	886,666,228
Sheryl K. Pressler	1	882,188,705	4,477,523	—	—	886,666,228
David W.C. Putnam	1	882,241,694	4,424,534	—	—	886,666,228
Roger B. Vincent	1	882,497,945	4,168,283	—	—	886,666,228
ING Classic Money Market Fund	2	39,961,116	3,468,003	2,491,718	15,574,027	61,494,864
ING GNMA Income Fund	2	29,151,567	3,025,675	1,089,428	8,740,672	42,007,342
ING GNMA Income Fund	3	27,727,384	3,507,362	2,031,924	8,740,672	42,007,342
ING GNMA Income Fund	4	29,115,225	2,259,665	1,891,780	8,740,672	42,007,342
ING GNMA Income Fund	5	28,971,974	2,280,573	2,014,123	8,740,672	42,007,342
ING High Yield Bond Fund	2	6,619,251	640,305	338,796	3,775,618	11,373,970
ING Intermediate Bond Fund	2	30,852,268	4,597,000	790,133	16,032,709	52,272,110
ING National Tax-Exempt Bond Fund*	2	2,197,433	13,340	17,361	201,066	2,429,200

*The	Shareholder Meeting for all proposals was adjourned to November 21, 2007.

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

A special meeting of shareholders of ING Funds Trust was held November 21, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1	To approve the election of eleven nominees to the Boards of Directors/Trustees of the Funds.
2	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.
3	To approve the conversion of certain Funds’ investment objectives from fundamental to non-fundamental.

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non- vote	Total Shares Voted
Colleen D. Baldwin	1	985,745,915	8,169,155	—	—	993,915,070
John V. Boyer	1	985,806,386	8,108,684	—	—	993,915,070
Patricia W. Chadwick	1	985,769,021	8,146,049	—	—	993,915,070
Robert W. Crispin	1	985,806,575	8,108,495	—	—	993,915,070
Peter S. Drotch	1	985,786,099	8,128,971	—	—	993,915,070
J. Michael Earley	1	985,814,783	8,100,287	—	—	993,915,070
Patrick W. Kenny	1	986,038,172	7,876,898	—	—	993,915,070
Shaun P. Mathews	1	986,105,018	7,810,052	—	—	993,915,070
Sheryl K. Pressler	1	985,752,027	8,163,043	—	—	993,915,070
David W.C. Putnam	1	985,797,220	8,117,850	—	—	993,915,070
Roger B. Vincent	1	986,047,724	7,867,346	—	—	993,915,070
ING Classic Money Market Fund*	2	141,214,125	6,017,847	4,007,715	5,708,610	156,948,297
ING High Yield Bond Fund**	2	7,415,444	681,169	369,144	3,127,135	11,592,892
ING Intermediate Bond Fund***	2	39,303,742	4,946,484	1,052,804	14,534,713	59,837,744
ING National Tax-Exempt Bond Fund	2	2,214,025	14,142	17,361	187,468	2,432,996
ING GNMA Income Fund	2	33,631,839	3,085,955	1,247,736	8,113,797	46,079,327
ING GNMA Income Fund	3	32,128,906	3,638,770	2,197,854	8,113,797	46,079,327

*The	Shareholder Meeting for ING Classic Money Market Fund was adjourned to December 17, 2007.
**The	Shareholder Meeting for ING High Yield Bond Fund was adjourned to December 17, 2007.
***The	Shareholder Meeting for ING Intermediate Bond Fund was adjourned to December 17, 2007.

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

A special meeting of shareholders of ING Funds Trust was held December 17, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matter:

1	To approve a “Manager-of-Managers” arrangement for certain Funds to permit the Funds’ investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Funds’ shareholders.

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non- vote	Total Shares Voted
ING Classic Money Market Fund	1	445,724,201	32,130,357	17,583,563	13,664,772	509,102,893
ING High Yield Bond Fund	1	8,444,248	741,454	438,074	2,555,906	12,179,682
ING Intermediate Bond Fund	1	44,775,416	5,258,214	1,549,932	13,281,555	64,865,117

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended March 31, 2008 were as follows:

Fund Name	Type	Per Share Amount

ING GNMA Income Fund
Class A	NII	$0.3775
Class B	NII	$0.3147
Class C	NII	$0.3151
Class I	NII	$0.4002
Class Q	NII	$0.3830
Class W *	NII	$0.1041

ING High Yield Bond Fund
Class A	NII	$0.6688
Class B	NII	$0.6040
Class C	NII	$0.6036

ING Intermediate Bond Fund
Class A	NII	$0.4640
Class B	NII	$0.3865
Class C	NII	$0.3875
Class I	NII	$0.4976
Class O	NII	$0.4638
Class R	NII	$0.4395
Class W *	NII	$0.1924

ING National Tax-Exempt Bond Fund
Class A	NII	$0.0026
Class B	NII	$0.0021
Class C	NII	$0.0021
Class A	TEI	$0.3891
Class B	TEI	$0.3130
Class C	TEI	$0.3140

ING Classic Money Market Fund
Class A	NII	$0.0431
Class B	NII	$0.0371
Class C	NII	$0.0370

ING Institutional Prime Money Market Fund
Class I	NII	$0.0488
Class IS **	NII	$0.0134

NII - Net investment income

TEI - Tax-exempt income

* Commenced operations December 17, 2007.

** Commenced operations December 5, 2007.

Of the ordinary distributions made during the year ended March 31, 2008, the following percentage qualifies for the dividends received deduction (DRD) available to corporate shareholders:

ING Intermediate Bond Fund	0.51%

For the year ended March 31, 2008, the following percentage of net investment income dividends paid by the Funds is designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Intermediate Bond Fund	0.86%

TAX INFORMATION (UNAUDITED) (CONTINUED)

Pursuant to Internal Revenue Code Section 871(k)(1), the Funds designate the following percentages of net investment income distributions as interest-related dividends:

ING GNMA Income Fund	98.50%
ING High Yield Bond Fund	96.33%
ING Intermediate Bond Fund	84.42%
ING National Tax-Exempt Bond Fund	100.00%
ING Classic Money Market Fund	100.00%
ING Institutional Money Market Fund	100.00%

Pursuant to Internal Revenue Code Section 871(k)(2), the Funds designate the following percentage of net investment income distributions as short-term capital gain dividends:

ING Institutional Money Market Fund	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Fund and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex(2) Overseen by Trustee	Other Directorships held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Trustee	November 2007 - Present	Consultant (January 2005 - Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 - October 2004).	184	None

John V. Boyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Trustee	January 2005 - Present	President, Bechtler Arts Foundation (March 2008 - Present), Consultant (July 2007 - Present). Formerly, President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007), and Executive Director, The Mark Twain House & Museum(3) (September 1989 - November 2005).	184	None

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 - Present).	184	Wisconsin Energy (June 2006 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	November 2007 - Present	Retired partner. PricewaterhouseCoopers.	184	First Marblehead Corporation,(October 2003 - Present); BlackRock Funds/State Street Research Funds, Trustee (February 2004 - January 2007); Tufts Health Plan, Director (June 2006 - Present); and University of Connecticut, Trustee (November 2004 - Present)

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Trustee	February 2002 - Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 - Present).	184	Midamerica Financial Corporation (December 2002 - Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Trustee	January 2005 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	184	Assured Guaranty Ltd. (April 2004 - Present); and Odyssey Reinsurance Holdings (November 2006 - Present).

Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	184	Stillwater Mining Company (May 2002 - Present); California HealthCare Foundation (June 1999 - Present); Romanian-American Enterprise Fund (February 2004 - Present) and Global Alternative Asset Management, Inc. (October 2007 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Chairman/Trustee	February 2002 - Present	President, Springwell Corporation (March 1989 - Present).	184	UGI Corporation (February 2006 - Present); and UGI Utilities, Inc. (February 2006 - Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years	Number of Funds in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Directors who are “Interested Persons”:

Robert W. Crispin(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	November 2007 - Present	Retired Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 - December 2007).	184	ING Life Insurance and Annuity Company (May 2006- Present); ING USA Annuity and Life Insurance Company (May 2006 - Present); Midwestern United Life Insurance Company (May 2006 - Present); ReliaStar Life Insurance Company (May 2006 - Present); Security Life of Denver Insurance Company (May 2006 - Present); Belair Insurance Company Inc. (August 2005 - Present); The Nordic Insurance Company of Canada (February 2005 - Present); Trafalgar Insurance Company of Canada (February 2005 - Present); ING Novex Insurance Company of Canada (February 2005 - Present); Allianz Insurance Company of Canada (February 2005 - Present); ING Canada Inc. (December 2004 - Present); ING Bank, fsb (June 2001 - Present); ING Investment Management, Inc (June 2001 - December 2007); ING Insurance Company of Canada (June 2001 - Present); Sul America S.A. (June 2001 - Present); and ING Foundation (March 2004 - Present)

Shaun P. Mathews(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (December 2006 - Present), and Head of ING USFS Mutual Funds and Investment Products (November 2004 - November 2006). Formerly, CMO, ING USFS (April 2002 - October 2004), and Head of Rollover/Payout (October 2001 - December 2003).	184	Mark Twain House & Museum(3) (September 2002 - Present); Connecticut Forum (May 2002 - Present); Capital Community College Foundation (February 2002 - Present); ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(5), ING Funds Services, LLC(6), ING Investments, LLC(7) and ING Pilgrim Funding, Inc. (March 2006 - Present).

(1)

The Board is divided into three classes, with the term of one class expiring at each annual meeting of the Fund. At each annual meeting, one class of Trustees is elected to a three-year term and serves until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after (a) the Trustee reaches the age of 70, if that Trustee qualifies for a retirement benefit as discussed in the board’s retirement policy; or (b) the Trustee reaches the age of 72 or has served as a Trustee for 15 years, if that Trustee does not qualify for the retirement benefit. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

For the purposes of this table, “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING International High Dividend Equity Income Fund; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; and ING Partners, Inc.

(3)

Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(4)

Messrs. Mathews and Crispin are deemed to be “interested persons” of the Fund as defined in the 1940 Act because of their relationship with ING Groep, the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(5)

ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(6)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	President and Chief Executive Officer	April 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 - November 2006). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Executive Vice President	February 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 57	Executive Vice President	October 2000 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present). Formerly, Chief Investment Officer of International Investments (August 2000 - January 2003).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present), ING Investments, LLC(2) and Directed Services, LLC(6) (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 - December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 - October 2003).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 - Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	October 2000 - Present March 2001 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	February 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 - Present); and Vice President, ING Investments, LLC(2) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 35	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present), Vice President, U.S. Mutual Funds and Investment Products ( May 2005 - April 2007), Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005)

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC(3) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 - August 2003).

Kimberly K. Palmer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	August 2003 - Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services, LLC is the sucessor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) provides that, after an initial period, the Funds’ existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the “Board”) of ING Funds Trust, including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Funds, as such term is defined under the 1940 Act (the “Independent Trustees”), annually review and approve them. Thus, at a meeting held on November 30, 2007, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the “Advisory Contracts”) between ING Investments, LLC (the “Adviser”) and the Funds and the sub-advisory contracts (“Sub-Advisory Contracts”) with ING Investment Management Co., the sub-adviser to each Fund (“ING IM” or the “Sub-Adviser”).

The Independent Trustees also held separate meetings on October 10 and November 28, 2007 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 30, 2007 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Funds. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board’s committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP (“K&L Gates”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Funds were considered at the same Board meeting, the Trustees considered each Fund’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2008. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Fund’s advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Funds’ existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds (“Management”) to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory and Sub-Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds’ advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board’s membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the International/Balanced/Fixed Income Funds Investment Review Committee (the “I/B/F IRC”). Among

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and each Fund is assigned to the I/B/F IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the Funds’ 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of advisory and sub-advisory contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables (“FACT sheets”) prior to the Independent Trustees’ review of advisory and sub-advisory arrangements (including the Funds’ Advisory and Sub-Advisory Contracts). The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of funds in the ING Funds complex. In 2007, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed selected peer groups of investment companies (“SPGs”) to be used by the Funds for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees (including the I/B/F IRC) review benchmarks used to assess the performance of the funds in the ING Funds complex. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund’s relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewals of the Funds’ Advisory and Sub-Advisory Contracts that would be effective through November 30, 2008. Set forth below is a discussion of many of the Board’s primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory and Sub-Advisory Contracts for the Funds for the year ending November 30, 2008, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Adviser. This included information regarding the Adviser and Sub-Adviser provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 30, 2007 Board meeting included, among other information, the following items for each Fund: (1) FACT sheets that provided information regarding the performance and expenses of the Fund and other similarly managed funds in its SPG, as well as information regarding the Fund’s investment portfolio, objective and strategies; (2) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the Fund’s benchmark and SPG were selected and how profitability was determined; (3) responses from the Adviser and the Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Trustees; (4) copies of the forms of Advisory Contract and Sub-Advisory Contract; (5) copies of the Forms ADV for the Adviser and Sub-Adviser; (6) financial statements for the Adviser and Sub-Adviser; (7) a draft of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the ING Funds’ (including the Funds’) advisory contracts and sub-advisory contracts, including a written analysis for the Fund of how performance, fees and expenses compare to its SPG and/or designated benchmark; (8) independent analyses of Fund performance by the Trust’s Chief Investment Risk Officer; (9) information regarding net asset flows into and out of the Fund; and (10) other information relevant to the Board’s evaluations.

For each Fund, except for ING Institutional Prime Money Market Fund, Class A shares were used for purposes of certain comparisons to the funds in its SPG. ING Institutional Prime Money Market Fund used Class I shares for purposes of certain comparisons to the funds in its SPG. These classes were selected so that the Fund’s share class with the longest performance history was compared to the analogous class of shares for each fund in its SPG. ING Institutional Prime Money Market Fund has only one class of shares available and these were used for purposes of comparison. The mutual funds included in the Fund’s SPG were selected based upon criteria designed to mirror the Fund share class being compared to the SPG.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the “manager-of-managers” platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board’s direction, to screen and perform due diligence on the Sub-Adviser that are recommended to the Board to manage the investment portfolios of the funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and the I/B/F IRC to assist the Board and to the I/B/F IRC with their assessment of the investment performance of the Funds on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the Board’s Investment Review Committees to analyze the key factors underlying investment performance for the funds in the ING Funds complex.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Adviser and the proactive approach that the Adviser, working in cooperation with the I/B/F IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Funds’ performance. Such changes could include, for example, changes in personnel who are responsible for managing a Fund’s portfolio. In considering the Funds’ Advisory Contracts, the Board also considered the extent of benefits provided to the Funds’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such Funds or among ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser’s efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds’ service providers.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Fund were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust’s Chief Compliance Officer (“CCO”) evaluating whether the regulatory compliance systems and procedures of the Adviser and Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO’s annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board’s Compliance Committee that guide the CCO’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Fund’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Adviser, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Funds (and other relevant funds in the ING Funds complex) by the Adviser and the Sub-Adviser, and whether those resources are commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Adviser are appropriate in light of the Funds’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and Sub-Adviser were appropriate.

Fund Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of each Fund. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Fund included its investment performance compared to the Fund’s Morningstar category median, Lipper category median, SPG and primary benchmark. The Board’s findings specific to each Fund’s performance are discussed under “Fund-by-Fund Analysis,” below.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. For a Fund that did not have advisory fee breakpoints, but did benefit from waivers or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could be realized through waivers, reimbursements or expense reductions.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

Information Regarding Services to Other Clients

The Board requested and considered information regarding the nature of services and fee rates offered by the Adviser and the Sub-Adviser to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Funds, the Board considered any underlying rationale provided by the Adviser or Sub-Adviser for these differences. The Board also noted that the fee rates charged to the Funds and similar institutional clients may differ materially due to the different services and additional regulatory overlay associated with registered investment companies, such as the Funds.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Fund to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to the Sub-Adviser for sub-advisory services for each Fund. In addition, the Board considered fee waivers and expense limitations applicable to the fees payable by the Funds.

The Board considered the fee structure of each Fund as it relates to the services provided under the contracts and the potential fall-out benefits to the Adviser and Sub-Adviser and their respective affiliates from their association with the Funds. For each Fund, the Board determined that the fees payable to the Adviser and the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Fund, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Fund, the Board took into account the sub-advisory fee rate payable by the Adviser to Sub-Adviser. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by the Sub-Adviser with respect to its profitability.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s and Sub-Adviser’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Funds’ operations may not be fully reflected in the expenses allocated to each Fund in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.

Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser and Sub-Adviser

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

were not excessive. In making its determinations, the Board based its conclusions on the reasonableness of the advisory and sub-advisory fees of the Adviser and Sub-Adviser primarily on the factors described for each Fund below.

Fund-by-Fund Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 30, 2007 meeting in relation to renewing each Fund’s current Advisory and Sub-Advisory Contracts for the year ending November 30, 2008. These specific factors are in addition to those considerations discussed above. In each case, the Fund’s performance was compared to its Morningstar category median, except for ING Classic Money Market Fund and ING Institutional Prime Money Market Fund which was compared to its Lipper category median, and its primary benchmark, a broad-based securities market index that appears in the Fund’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Fund’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

ING Classic Money Market Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Classic Money Market Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund outperformed its Lipper category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) although the Fund is not ranked by Morningstar, under ratings available by Lipper, the Fund ranked in the third quintile of its Lipper category for all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Classic Money Market Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund as compared to its SPG, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING GNMA Income Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING GNMA Income Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund outperformed its Morningstar category median for the three-year, five-year, and ten-year periods, but underperformed for the most recent calendar quarter, year-to-date, and one-year periods; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the one-year and three-year periods, and the fifth (lowest) quintile for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is equal to the median and above the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is equal to the median and below the average expense ratios of the funds in its SPG.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING High Yield Bond Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING High Yield Bond Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; (2) the Fund underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; and (3) the Fund is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, the third quintile for the most recent calendar quarter, the fourth quintile for the three-year period, and the fifth (lowest) quintile for the five-year period.

In analyzing this performance data, the Board took into account that in March 2007 the portfolio manager to the Fund was changed to address the Board’s concerns about the Portfolio’s performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING High Yield Bond Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Fund; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING High Yield Bond Fund, as compared to its SPG, including that: (a) the management fee (inclusive of 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) there was a change in the Fund’s portfolio managers in March 2007 and it is reasonable to allow the Sub-Adviser to continue to manage the Portfolio to assess whether performance improves as a result of the change that has been implemented; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Institutional Prime Money Market Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Institutional Prime Money Market Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund outperformed its Lipper category median for all periods presented; (2) the Fund outperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Lipper category for the all periods presented.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Institutional Prime Money Market Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund as compared to its SPG, including that: (a) the management fee for the Fund is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Intermediate Bond Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Intermediate Bond Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund outperformed its Morningstar category median for all periods presented; (2) the Fund underperformed its primary benchmark for the most recent calendar quarter, one-year, and three-year periods, but outperformed for the year-to-date and five-year periods; and (3) the Fund is ranked in the second quintile of its Morningstar category for the most recent calendar quarter, year-to-date, three-year, and five-year periods, and the third quintile for the one-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Intermediate Bond Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund as compared to its SPG, including that: (a) the management fee (inclusive of the advisory fee and 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING National Tax-Exempt Bond Fund

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING National Tax-Exempt Bond Fund, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Fund outperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it underperformed; (2) the Fund underperformed its primary benchmark for all periods presented; and (3) the Fund is ranked in the first (highest) quintile of its Morningstar category median for the one-year period, the second quintile for the three- and five- year periods, the fourth quintile for the year-to-date period, and the fifth (lowest) quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account Management’s representations that, while nearer-term performance had been less favorable, the performance for the one-, three- and five-year periods has been reasonable.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for the Fund, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Fund, as compared to its SPG, including that: (a) the management fee (inclusive

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

of the advisory fee and a 0.10% administration fee) for the Fund is below the median and the average management fees of the funds in its SPG; and (b) the expense ratio for the Fund is below the median and the average expense ratios of the funds in its SPG.

After its deliberation, the Board reached the following conclusions: (1) the Fund’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Fund’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Fund’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Growth and Income Fund

ING Real Estate Fund

Domestic Equity Growth Funds

ING 130/30 Fundamental Research Fund

ING Disciplined LargeCap Fund

ING Fundamental Research Fund

ING Growth Fund

ING LargeCap Growth Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund

ING LargeCap Value Fund

ING SmallCap Value Multi-Manager Fund

ING Value Choice Fund

Domestic Fund-of-Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

Fixed-lncome Funds

ING GNMA lncome Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Science and Technology Fund

ING Global Value Choice Fund

International Equity Funds

ING Disciplined International SmallCap Fund

ING Emerging Countries Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Equity Fund

ING International Equity Dividend Fund

ING International Growth Opportunities Fund

ING International Real Estate

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING International Value Opportunities Fund

ING Russia Fund

Global and International Fixed-Income Funds

ING Emerging Markets Fixed Income Fund

ING Global Bond Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior lncome Fund

Money Market Funds*

ING Money Market Fund

ING Classic Money Market Fund

*	An investment in the funds are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.

330 West 9th Street

Kansas City, Missouri 64105

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon Corporation

One Wall Street

New York, New York 10286

Legal Counsel

Dechert

1775 I Street, N.W.

Washington, D.C. 20006

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRAR-UFIALL	(0308-052308)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Patrick W. Kenny is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Kenny is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $106,000 for year ended March 31, 2008 and $104,000 for year ended March 31, 2007.

(b)	Audit-Related Fees: The aggregate fees billed in the last fiscal year for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $12,450 for the year ended March 31, 2008 and $88,288 for year ended March 31, 2007.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $47,111 in the year ended March 31, 2008 and $12,060 in the year ended March 31, 2007. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II. Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV. Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V. Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI. Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII. Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX. Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 29, 2007

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	✓	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	✓	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	✓	Not to exceed $8,000 during the Pre- Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	✓	Not to exceed $12,600 per audit

[1]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services — See Appendix C for tax services associated with Fund mergers)	✓	✓	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	✓		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	✓		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	✓		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	✓	✓	Not to exceed $5,000 per quarter

Training courses		✓	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	✓		Not to exceed $9,450 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	✓		Not to exceed $21,000 per fund per year

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	✓		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	✓		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s	✓		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	✓	✓	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre- Approval Period

[2]

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		✓	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	✓	✓	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	✓		Not to exceed $120,000 during the Pre-Approval Period

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2008 through December 31, 2008

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		✓	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	✓	✓	Not to exceed $5,000 per Fund during the Pre- Approval Period

Agreed upon procedures for 15 (c) FACT Books	✓		Not to exceed $35,000 during the Pre- Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:             January 1, 2008

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING RISK MANAGED NATURAL RESOURCES FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in (4)(b)-(4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,235,180 for year ended March 31, 2008 and $963,560 for fiscal year ended March 31, 2007.

(h)	Principal Accountants Independence: the Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2.01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Nominating Committee. The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner. At a minimum, the following information as to each individual proposed for nomination as director should be included: the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

Item 10. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Funds Trust

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: June 6, 2008

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: June 6, 2008